As filed with the Securities and Exchange Commission on June 30, 2017

Securities Act File No. 333-217222

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2
Post-Effective Amendment No.

Great Elm Capital Corp.

(Exact Name of Registrant as Specified in Charter)

800 South Street, Suite 230

Waltham, Massachusetts 02453

(Address of Principal Executive Offices)

(617) 375-3000

(Registrant’s Telephone Number, Including Area Code)

Peter A. Reed

Chief Executive Officer

Great Elm Corp.

800 South Street, Suite 230

Waltham, MA 02453

(Name and Address of Agent for Service)

COPIES TO:

Michael K. Hoffman

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

(212) 735-3000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, par value $0.01 per share	7,420,549	$10.34	$76,728,476.70	$8,892.83

(1)	We are registering outstanding shares of our common stock, which may be offered pursuant to this registration statement by the selling stockholders. In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional securities to be offered or issued from stock splits, stock dividends or similar transactions with respect to the shares being registered.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) based on the average high and low prices of our common stock on The NASDAQ Global Market on June 5, 2017.
(3)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. The selling stockholders may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 30, 2017

This prospectus relates to the resale from time to time of up to 7,420,549 shares (the “Secondary Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of Great Elm Capital Corp., a Maryland corporation, by the selling stockholders identified in this prospectus and any applicable prospectus supplement (the “Selling Stockholders”).

We are a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Our investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt of middle market companies in a range of industries. Our external investment manager, Great Elm Capital Management, Inc. (“GECM”) defines middle-market as companies with enterprise values between $100.0 million and $2.0 billion. GECM provides the administrative services necessary for us to operate.

Our common stock is traded on The NASDAQ Global Market (“NASDAQ”) under the symbol “GECC.” On June 29, 2017 the last reported sales price of our common stock on NASDAQ was $10.82 per share. The net asset value per share of our common stock at March 31, 2017 (the last date prior to the date of this prospectus on which we determined net asset value) was $13.59. Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. Our shares currently trade at a discount to our net asset value, and further discounts will increase the risk of loss for you.

We will not receive any of the proceeds from the sale of the Secondary Shares. The Selling Stockholders will pay all fees and expenses incurred in this offering and in disposing of the Secondary Shares, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by the Company, and any underwriting discounts and commissions and transfer taxes. Each of the Selling Stockholders or its pledgees, donees, assignees, transferees or other successors-in-interest, may offer and sell the Secondary Shares from time to time through public or private transactions at prevailing market prices, at prices related to prevailing market prices or at privately negotiated prices.

This prospectus sets forth concisely important information you should know before investing in our common stock. Please read it and the documents we refer you to carefully in their entirety before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through such website. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453 or by calling us collect at (617) 375-3006. The SEC maintains a website at http://www.sec.gov where such information is available without charge upon request.

Our debt investments either are, or if rated would be, rated below investment grade by independent rating agencies. These “junk bonds” and “leveraged loans” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal before maturity, which potentially heightens the risk that we may lose all or part of our investment.

Investing in our securities involves a high degree of risk. See “Risk Factors” beginning on page 9 of this prospectus and any risk factors included in any accompanying prospectus supplement and in the documents incorporated by reference in this document, including the risk of leverage.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is dated                     , 2017

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC utilizing a “shelf” registration process. Under this shelf registration process, the Selling Stockholders may sell the Secondary Shares. This prospectus and the documents we incorporate by reference into this prospectus provide you with a general description of the securities under this shelf registration statement. We may provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with the additional information described under the heading “Available Information” on page 74.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We and the Selling Stockholders have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making offers to sell these securities in any jurisdiction where such offer or sale is not permitted. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus and the information in any accompanying prospectus supplement is accurate only as of the date on the front of the accompanying prospectus supplement. Our business, financial condition and prospects may have changed since that date. We will update this prospectus to reflect material changes to the information contained herein. We encourage you to consult your own counsel, accountant and other advisors for legal, tax, business, financial and related advice regarding an investment in our securities

Unless the context otherwise requires, all references to “GECC,” “we,” “us,” “our,” the “Company” and words of similar import are to Great Elm Capital Corp. and/or its subsidiaries. We maintain a website located at www.greatelmcc.com. Information on our website is not incorporated into or a part of this prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you should consider. You are urged to carefully read this entire document including the more detailed information set forth under “Risk Factors” beginning on page 9.

The Company

We were formed on April 22, 2016 and commenced operations on November 3, 2016 when Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), was merged with and into us (the “Merger”).

We are a newly formed, externally managed non-diversified closed-end management investment company that elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are an “emerging growth company” within the meaning of the JOBS Act, and, as such, are subject to reduced public company reporting requirements. Our investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt instruments of middle market companies in a range of industries, which, our external investment manager, Great Elm Capital Management, Inc. (“GECM”) defines as companies with enterprise values between $100.0 million and $2.0 billion. Our investment objectives may be changed without a vote of the holders of a majority of our stockholders. GECM provides the administrative services necessary for us to operate.

We made, and expect to make, multi-year investments primarily in secured and senior unsecured debt instruments that we purchase in the secondary markets. We may also originate investments directly with issuers. We invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. We seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to, or do, exceed our investment and any debt that is senior to, or ranks in parity with, our investment. We seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks. GECM’s investment process includes a focus on an investment’s contractual documents, as it seeks to identify rights that enhance an investment’s risk protection and avoid contracts that compromise potential returns or recoveries. We may also invest in subordinated debt, mezzanine debt, and equity or equity-linked financial instruments.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. Our shares trade at a discount to our net asset value and further discounts will increase the risk of loss for purchasers in this offering.

We are generally unable to sell our common stock at a price below net asset value per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell our common stock at a price below net asset value per share: (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, or (3) under such other circumstances as the SEC may permit.

Before the Merger, we acquired a portfolio of fixed income securities (the “Initial GECC Portfolio”) from private investment funds (the “MAST Funds”) managed by MAST Capital Management, LLC, a Delaware limited liability company (“MAST”), a 14 year-old Boston-based middle-market credit-focused investment manager. The investments included in the Initial GECC Portfolio had a collective fair value of approximately $90.0 million as of June 30, 2016, which represented approximately 26.5%, 24.3% and 5.0% respectively, of the June 30, 2016 total assets of the three contributing MAST Funds. See “The Company — Formation Transactions.”

Our and GECM’s principal executive offices are currently located at 800 South Street, Suite 230, Waltham, MA 02453, and our telephone number is (617) 375-3006. We maintain a website located at http://www.greatelmcc.com. Information on our website is not incorporated into or a part of this prospectus.

We are and will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of the Merger, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700.0 million as of the end of the previous second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

Portfolio Composition

The following tables and graphs summarize information about our portfolio as of March 31, 2017.

	March 31, 2017
	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio
Investments:
1st Lien / Senior Secured Debt	$143.0	94.0%
Unsecured Debt	6.6	4.3%
Equity / Other	2.6	1.7%

Total Investments at Fair Value	$152.2	100.0%

Our investment in Avanti Communications Group plc (“Avanti”) represents 100% of our Wireless Telecommunications Services investments as of March 31, 2017. Please see “Risk Factors—Risks Relating to Our Investments—We may lose all of our investment in Avanti.”

Great Elm Capital Management, Inc.

We are managed by GECM, whose investment team has an aggregate of more than 100 years of experience in financing and investing in leveraged middle market companies. GECM’s team is led by Peter A. Reed, who has been employed by MAST since 2004. Senior members of GECM’s investment team include Adam M. Kleinman, John S. Ehlinger and Adam W. Yates. The GECM investment team has deployed more than $17.0 billion into more than 550 issuers across 20+ jurisdictions over its fourteen-year history under MAST.

We entered into an investment management agreement with GECM, dated as of September 26, 2016 (the “Investment Management Agreement”), pursuant to which and subject to the overall supervision of our board of directors (our “Board”), GECM provides investment advisory services to GECC. For providing these services, GECM receives a fee from us, consisting of two components (1) a base management fee and (2) an incentive fee.

The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined in conformity with generally accepted accounting principles in the United States (“GAAP”) (other than cash or cash equivalents but including assets purchased with borrowed funds or other forms of leverage)) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined under GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). We pay GECM an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up” provision. The catch-up is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations are adjusted for any share issuances or repurchases during the quarter.

Any income incentive fee otherwise payable with respect to accrued unpaid income (collectively, the “Accrued Unpaid Income Incentive Fees”) will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any accrued unpaid income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive fee net investment income and (2) reduce the amount deferred pursuant to the Investment Management Agreement. Subsequent payments of income incentive fees deferred pursuant to this paragraph do not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.

The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income related portion of incentive fee

The second part of the incentive fee, or the “Capital Gains Fee,” is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the partial calendar year ended December 31, 2016, and is calculated at the end of each applicable year by subtracting (1) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from November 4, 2016. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

We will defer cash payment of any incentive fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the most recent twelve full calendar quarter period ending on or prior to the date such payment is to be made (the “Trailing Twelve Quarters”) less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.

See “The Company—Investment Management Agreement—Examples of Quarterly Incentive Fee Calculation” for an example of these calculations.

Pursuant to a separate administration agreement with GECM, dated September 26, 2016 (the “Administration Agreement”), GECM furnishes us with administrative services and we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs.

Risk Factors

Investment in our securities involves a number of significant risks relating to our investments and our business and structure that you should consider before investing in our securities. See Risk Factors and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Conflicts of Interests

Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities and affiliates of GECM and investment funds managed by our affiliates and MAST. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Peter Reed, our president and chief executive officer and chairman of our board of directors and GECM’s chief investment officer, continues to be an employee of MAST. See “Management—Conflicts of Interest.”

Although funds managed by MAST or GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. Neither MAST nor GECM is restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those we target. MAST and GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. Nevertheless, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers (including MAST) affiliated with GECM.

We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

The Investment Management Agreement renews for successive annual periods if approved by our board of directors (our “Board”) or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon sixty-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. While any material change to the Investment Management Agreement must be submitted to our stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. For so long as MAST Funds and Great Elm Capital Group, Inc. (“GEC”) collectively beneficially own 35% or more of our outstanding shares, the MAST Funds and GEC will vote on any proposed changes to the Investment Management Agreement in the same proportion as our unaffiliated stockholders.

As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM or may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Investment Advisers Act of 1940 as amended (the “Advisers Act”), and (3) restrictions under the Investment Company Act regarding co-investments with affiliates.

This Offering

The Secondary Shares offered hereby were offered and sold in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). We will not receive any proceeds from the sale of the Secondary Shares. See “Selling Stockholders” and “Plan of Distribution.”

U.S. Federal Income Tax Considerations

We currently are a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and intend to continue to qualify each year as a RIC. In order to qualify for tax treatment as a RIC, we generally must satisfy certain source-of-income, asset diversification and distribution requirements. As long as we so qualify, we will not be subject to U.S. federal income tax to the extent that we distribute investment company taxable income and net capital gain on a timely basis. If for any taxable year we do not qualify as a RIC, all of our taxable income for that year (including our net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of our current and accumulated earnings and profits. See “U.S. Federal Income Tax Considerations.”

Selected Financial Data

The following selected financial data is derived from our consolidated financial statements which have been audited by Deloitte & Touche LLP for the period from April 22, 2016 (our inception) through December 31, 2016. The data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as other disclosures included elsewhere in this Prospectus.

Dollar amounts in thousands, except per share amounts	Period from inception through December 31, 2016
Income Statement Data:
Total Investment Income	$5,831
Total Gross Expenses	5,906
Total Net Expenses	5,826
Net Investment Income	5
Net Decrease in Net Assets Resulting from Operations	(17,874)
Per Share Data(1):
Net Investment Income	0.28
Net Decrease in Net Assets Resulting from Operations	(0.75)
Dividends Declared	0.17
Statement of Assets and Liabilities Data:
Total Assets	$236,544
Total Net Assets	$172,984
Other Data:
Total Return based on Market Value(2)	(2.03)%
Total Return based on Net Asset Value(2)	(5.30)%

(1)	Per share data is based on per share data from the period November 3, 2016 through December 31, 2016. November 3, 2016 is the date on which the Merger closed; November 4, 2016 is the date on which the Company began operating as the combined entity resulting from the Merger.
(2)	Total return based on net asset value is calculated as the change in net asset value per share from November 4, 2016 through December 31, 2016, assuming our distributions were reinvested through our dividend reinvestment plan. Total return based on market value is calculated as the change in market value per share from November 4, 2016 through December 31, 2016, assuming our distributions were reinvested through our dividend reinvestment plan, and is assumed to be $12.03 per share on November 4, 2016. $12.03 per share represents the closing price of Full Circle’s common stock on its last day of trading prior to the merger, as adjusted by the exchange ratio in the merger agreement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Some of the statements in this report (including in the following discussion) constitute forward-looking statements, which relate to future events or our future performance or financial conditions. The forward-looking statements contained in this report involve a number of risks and uncertainties, including statements concerning:

•	our, or our portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the general economy and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our financing resources and working capital;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions; and

•	our ability to maintain our qualification as a regulated investment company and as a business development company.

We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. The forward looking statements contained in this report involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors”.

We have based the forward-looking statements included in this report on information available to us on the date of this report, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (the “SEC”).

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will indirectly incur in connection with offering pursuant to this prospectus. As a result, you are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understand the actual transaction costs and expenses you will incur in connection with each such offering.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan expenses	N/A	(3)
Total Stockholder Transaction Expenses	None
Estimated Annual Expenses (as percentage of net assets attributable to common stock)
Base management fees	1.38	%(4)
Incentive fees payable under the Investment Management Agreement (20% of pre-incentive fee net income and capital gains)	3.04	%(5)
Interest payments on borrowed funds	1.48	%(6)
Acquired fund fees and expenses	0.03	%(7)
Other expenses	2.45	%(8)
Total annual expenses	8.38	%(9)

(1)	Any underwriting fee related to the Secondary Shares will be paid by the Selling Stockholders.
(2)	The related prospectus supplement, including each underwritten offering by the Selling Stockholders, will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The de minimis expenses of the dividend reinvestment plan are included in “Other expenses.” For additional information, see “Dividend Reinvestment Plan.”
(4)	We are externally managed by GECM and our management fee will equal 1.50% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts and other forms of leverage). Consequently, if we have borrowings outstanding, the management fee as a percentage of net assets attributable to common shares would be higher than if we did not utilize leverage.
(5)	See “The Company — Investment Management Agreement.”
(6)	Assumes borrowings representing approximately 17% of our average net assets at an annual interest expense to us of 7.86%, which is based on the weighted average interest rate expensed on our outstanding notes for the period from November 4, 2016 to December 31, 2016. The amount of leverage that we may employ at any particular time will depend on, among other things, our Board’s and GECM’s assessment of market and other factors at the time of any proposed borrowing.
(7)	“Acquired fund fees and expenses” represents fees and expenses incurred directly by us as a result of investments in other investment companies including money market mutual funds.
(8)	“Other expenses” are based on estimated amounts for the current fiscal year. The Administration Agreement provides that the allocation of compensation to administrative personnel will be limited to 0.50% of our net asset value for a period of 12 months from November 3, 2016. See “The Company — Administration Agreement.” This waiver is not reflected in “Other expenses” since it will expire prior to the one year anniversary of the date of this Prospectus.
(9)	“Total annual expenses” is different from the ratio of expenses to average net assets contained in the “Financial Highlights” included in our financial statements because the “Financial Highlights” reflect only our operating expenses and do not include acquired fund fees and expenses. Upon the closing of the Merger on November 3, 2016, we booked approximately $3.4 million in one-time non-recurring expenses related to the Merger. These costs will not recur and accordingly are also not included in the ratios presented in “Other Expenses” above. Had the acquired fund fees and expenses and these one-time, non-recurring expenses related to the Merger been so included, “Total annual expenses” would amount to 10.30% of average net assets attributable to common stock.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) no sales load, (2) total net annual expenses of 5.34% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (3) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred*	$53	$160	$265	$526
Total Expenses Incurred**	$63	$186	$307	$594

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
**	Assumes no unrealized capital depreciation or realized capital losses and annual returns resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee under the Management Agreement would not be earned or payable and is not included in the first row of the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. The second row of the example therefore assumes the 5% return results entirely from net realized capital gains (and therefore is subject to the capital gains incentive fee) to demonstrate how the Incentive Fee could impact expenses. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the dividend. This applies where we are issuing new shares pursuant to our dividend reinvestment plan. We may also instruct the plan administrator to purchase shares of our common stock in the open market in connection with our implementation of the plan. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below are the principal risks with respect to an investment in our securities generally and with respect to a BDC with investment objectives, investment policies, capital structures or trading markets similar to ours. However, they may not be not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to Our Investments

We may lose all of our investment in Avanti. As of March 31, 2017, Avanti is our largest investment. Our investments in Avanti represented approximately 31% of our portfolio, based on the fair value of our investments at March 31, 2017. As of March 31, 2017, we owned approximately 10% of Avanti’s outstanding debt and approximately 1% of Avanti’s outstanding common stock. We acquired our original position in Avanti as part of the Initial GECC Portfolio, which we purchased from the MAST Funds prior to the Merger.

You should be aware that on July 7, 2016 Avanti announced that under certain circumstances it may not have access to sufficient liquidity to meet its funding requirements through the second quarter of 2017. On July 11, 2016, Avanti announced the undertaking of a strategic review to consider all financial and strategic options, including a sale of the company pursuant to the City Code on Takeovers and Mergers (the “City Code”). Following these announcements, on July 14, 2016, Moody’s downgraded Avanti’s 10% senior secured bonds due 2019 (the “Existing Notes”) from Caa1 to Ca. Avanti remains rated Ca by Moody’s as of June 29, 2017.

On September 16, 2016, Avanti announced that it was launching a consent solicitation process to facilitate paying the October 1, 2016 coupon on the Existing Notes in kind in lieu of cash. In order to further support the strategic review process, Avanti also announced that it had entered into binding agreements with certain suppliers to defer approximately $39.0 million of capital expenditure payments to the third quarter of fiscal 2017.

On October 17, 2016, Avanti announced the completion of its consent solicitation process with respect to the Existing Notes, receiving consents from the holders of 89.5% of the Existing Notes to permit paying the interest due on October 1, 2016 with respect to consenting holders’ Existing Notes in the form of additional Existing Notes in lieu of cash. Because Avanti failed to obtain consent from at least 90% of the holders of the Existing Notes, it was required to pay $3.39 million of the October coupon in the form of cash rather than additional notes.

On December 20, 2016, Avanti announced the completion of its strategic review, which included termination of the formal sale process and end of the offer period (in each case as defined under the City Code), as well as the launch of a consent solicitation, exchange offer and new money offer as part of a larger financial restructuring of the Existing Notes.

On January 6, 2017, Avanti announced that it had received consents from holders of 91.85% of the Existing Notes in connection with the consent solicitation to permit, among other things, the incurrence of up to $132.5 million in super-senior indebtedness and the payment of PIK interest on the Existing Notes in lieu of cash for certain future interest payments due on the Existing Notes.

On January 27, 2017, Avanti announced the completion of its previously announced refinancing, with the settlement of its (1) consent solicitation to permit, among other things, the incurrence of up to $132.5 million in super senior indebtedness and the payment of PIK interest on the Existing Notes in lieu of cash for certain future interest payments due on the Existing Notes, (2) offer to holders of Existing Notes the opportunity to purchase up to $132.5 million aggregate principal amount of 10%/15% Senior Secured Notes due 2021 (the “PIK Toggle Notes”) (the “New Money Offer”) and (3) offer to holders participating in the New Money Offer to exchange a portion of their Existing Notes for additional PIK Toggle Notes. Holders who elected to backstop the New Money Offer also received their pro rata share of additional common equity issued by Avanti in an aggregate amount equal to 9.09% of Avanti’s total outstanding shares.

Through completion of the consent solicitation and the New Money Offer, Avanti received $80.0 million of new cash funding, with an additional $50.0 million of funding available on a delayed draw basis, and will have the ability to defer up to $112.0 million of future interest payments through April 2018.

We took part in the refinancing, exchanging $22.9 million of Existing Notes for new PIK Toggle Notes and purchasing an additional $9.2 million of PIK Toggle Notes for $8.9 million of funded cash. At the completion of the refinancing, we continued to hold $47.2 million of Existing Notes and have committed to provide $5.6 million in additional financing, subject to certain conditions. Additionally, our CEO and two other significant creditors have joined Avanti’s board of directors.

If there is an event of default under the indentures governing the PIK Toggle Notes or the Existing Notes and the obligations under the PIK Toggle Notes and/or the Existing Notes are accelerated, Avanti likely will not have sufficient liquidity to pay the obligations under the PIK Toggle Notes or the Existing Notes, as the case may be. You should be aware that, under such circumstances, Avanti may consider other restructuring options, such as entering into an insolvency procedure under English law or by filing for Chapter 11 protection under the United States Bankruptcy Code, the consequences of which could include a reduction in the value of the assets available to satisfy the PIK Toggle Notes and/or the Existing Notes and the imposition of costs and other additional risks on holders of the PIK Toggle Notes and the Existing Notes, including a material reduction in the value of the PIK Toggle Notes and the Existing Notes and their potential conversion to equity interests in Avanti. In such an event, we may lose all or part of our investment in Avanti.

The long-term impact of this refinancing transaction on Avanti’s financial condition is uncertain and cannot be predicted. The refinancing transaction did not materially change Avanti’s long term capital structure and it is unclear whether the refinancing transaction address the longer term sustainability of Avanti’s business model. We may sell at a loss all or a portion of our investment in Avanti from time to time in order to meet diversification requirements under the Code or as part of our portfolio management strategy.

We face increasing competition for investment opportunities. We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors have a lower cost of capital and access to funding sources that are not available to us, including from the Small Business Administration. In addition, some of our competitors have higher risk tolerances or different risk assessments than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market would force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We believe that competitors will make first and second lien loans with interest rates and returns that are lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns offered to potential portfolio companies.

Changes in the regulatory framework under which the wireless telecommunications industry operates and significant competition in the wireless telecommunications industry could adversely affect our business prospects or results of operations. We hold a large position in Avanti. As a result of our stake in Avanti, we are exposed to risks associated with the wireless telecommunications sector.

For example, Avanti’s operations are regulated by various foreign governments and international bodies. These regulatory regimes restrict or impose conditions on Avanti’s ability to operate in designated areas and to provide specified products or services. In addition, new laws or regulations or changes to the existing regulatory framework could impose additional costs, impair revenue opportunities and potentially impede Avanti’s ability to provide services. The further regulation of Avanti’s activities could impact Avanti’s ability to compete in the marketplace and limit the return Avanti, and, as a result, we, can expect to achieve.

In addition, Avanti’s business may also be affected by the significant competition in the wireless telecommunications industry. There is rapid development of new technologies, services and products, which brings new competitors to the market. While these changes have enabled companies like Avanti to offer new types of products and services, they have also allowed other providers to broaden the scope of their own competitive offerings. Avanti’s ability to compete effectively will depend on, among other things, how successfully Avanti anticipates and responds to various factors affecting its industry, including new technologies and business models, changes in consumer preferences and demand for existing services, demographic trends and economic conditions. If Avanti is not able to respond successfully to these competitive challenges, Avanti may face challenges in meeting its required payments under its debt securities held by us, which could result in a material decrease in the fair value of such debt securities, and a corresponding material adverse change in our financial position and results of operations.

Our portfolio will be limited in diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments. Our portfolio is likely to hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with qualification as a RIC, we do not have fixed guidelines for diversification, and our investments are likely to be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio will be concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated. Our portfolio is likely to be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact our aggregate realized returns.

In addition, we may from time to time invest a relatively significant percentage of our portfolio in industries GECM does not necessarily have extensive historical research coverage. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution. As a BDC, we are required to carry our investments at fair value as determined in good faith by our Board. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our returns on equity. We are subject to the risk that investments intended to be held over long periods are, instead, repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, repay debt or purchase our shares, depending on expected future investment opportunities. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed by them. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments. We generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments if we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies may harm our operating results. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of our investments and foreclosure on our secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.

By investing in companies that are experiencing significant financial or business difficulties, we will be exposed to distressed lending risks. As part of our lending activities, we may purchase notes or loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower.

Our investments are very risky and highly speculative, and the lower middle-market companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Senior Secured Loans and Notes. There is a risk that the collateral securing our loans and notes may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan or note. Consequently, the fact that a loan or note is secured does not guarantee that we will receive principal and interest payments according to the loan’s or note’s terms, or at all, or that we will be able to collect on the loan or note should we be forced to enforce our remedies.

Mezzanine Loans. Our mezzanine debt investments will be generally subordinated to senior loans and will be generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Unsecured Loans and Notes. We may invest in unsecured loans and notes. If the issuer defaults or has an event of insolvency, other creditors may rank senior, be structurally senior or have lien protection that effectively renders their claim superior to our rights under our unsecured notes or loans, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When we invest in senior secured loans or mezzanine loans, we may acquire equity securities, including warrants, as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on you;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and GECM may be named as defendants in litigation arising from our investments in the portfolio companies;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•	a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the debt balance and due at the end of the instrument’s term, in the case of loans, or issued as additional notes in the case of bonds. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

Investing in middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect. Our portfolio consists primarily of debt and equity investments in privately owned lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. Typically, the debt in which we invest are not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade, which are referred to as “junk bonds.” Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.

Most of the loans in which we invest are not structured to fully amortize during their lifetime. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay us, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive us from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments. Moreover, there are no assurances that any recovery on such loan will be obtained. Most of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns. We will invest in privately held companies. Generally, little public information exists about these companies, and we are required to rely on GECM’s ability to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invested. Also, in insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims. Even though we may have structured investments as secured investments, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior investment is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans and notes that we invest in may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us. We may purchase loans or notes that are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us or the indenture trustee to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow. Typically the intercreditor agreements expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements it may enter, we may be unable to realize the proceeds of any collateral securing some of our loans and notes.

The reference rates for our loans may be manipulated. Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (the “BBA”) in connection with the calculation of the London Inter Bank Borrowing Rate (“LIBOR”) across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Central banks have engaged in quantitative easing, currency purchase programs and other activities that caused government borrowing rates and currencies to trade at prices different than those that would prevail in an unaffected market.

Actions by market participants, like the BBA, or by governments, like the Federal Reserve Board, may affect prevailing interest rates and the reference rates for loans to our portfolio companies. Actions by governments may create inflation in asset prices that over-state the value of our portfolio companies and their assets and drive cycles of capital market activities (like mergers and acquisitions) at a rate and at prices in excess of those that would prevail in an unaffected market.

We cannot assure you that actions by market participants, like the BBA, or by governments, like the Federal Reserve Board, will not materially adversely affect trading markets or our portfolio companies or us or our and our portfolio companies’ respective business, prospects, financial condition or results of operations.

We may mismatch the interest rate and maturity exposure of our assets and liabilities. Our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invests those funds. We cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which could reduce our net investment income. We expect that our fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. If we implement these techniques properly, we could experience losses on our hedging positions, which could be material.

If interest rates fall, our portfolio companies are likely to refinance their obligations to us at lower interest rates. Our proceeds from these refinancings are likely to be reinvested at lower interest rates than our refinanced loans resulting in a material decrease in our net investment income.

We may not realize gains from our equity investments. Our portfolio may include warrants or other equity securities. We may take back equity securities in exchange for our debt investments in workouts of troubled investments. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. The equity interests we invest in may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give it the right to sell our equity securities back to the portfolio company. We may be unable to exercise these puts rights if the issuer is in financial distress or otherwise lacks sufficient liquidity to purchase the underlying equity investment.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments. Our investment strategy contemplates investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such investments will generally not represent “qualifying assets” under Section 55(a) of the Investment Company Act.

Any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we offer no assurance that we will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

Risks Relating to Our Business and Structure

Capital markets experience periods of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations. The global capital markets are subject to disruption as evidenced by, among other things, a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. We cannot provide any assurance that these conditions will not significantly worsen. Equity capital may be difficult to raise because, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value.

The expected illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

A significant portion of our total outstanding shares may be sold into the public market in the near future, which could cause the market price of our common stock to drop significantly, even if our business is doing well. Sales of a substantial number of shares of our common stock in the public market could occur at any time. These sales, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock. We are obligated to register the resale of all of the shares of our common stock issued to the MAST Funds and GEC in the Formation Transactions, and thus the risk of a reduced market price of our common stock will arise from the resale of the shares being registered in this offering. The shares issued in the Formation Transaction that remain outstanding represent approximately sixty four percent of our outstanding shares of common stock at May 22, 2017.

The MAST funds are not prohibited from transferring their shares of our common stock. Any sale by the MAST Funds of all or a portion of their shares could cause the market price of shares of our common stock to drop significantly, even if our business is doing well. This reduction in market price would reduce the market value of your investment and we would receive no corresponding benefit in the form of additional capital from any such resales.

GEC and the MAST Funds collectively own the majority of our outstanding common stock and may attempt to exert control over us in a manner that is adverse to your interests. GEC and the MAST Funds collectively own the majority of the outstanding shares of our common stock and accordingly may control the results of matters submitted to the vote of our stockholders. GEC and the MAST Funds agreed to vote their shares proportionately to our other stockholders on certain matters and until they collectively own less than thirty five percent of the outstanding shares of our common stock. Although there is no agreement between GEC and the MAST Funds to act in concert with respect to the shares of our common stock they own, funds managed by MAST (including some of the MAST Funds) are the largest stockholder of GEC and Peter A. Reed, a partner at MAST and our chief executive officer, is a member of the board of directors of GEC. GEC and the MAST Funds may use their share ownership, ownership of GECM or otherwise exert control over us in a manner that is adverse to your interests.

You may not receive distributions or our distributions may not grow over time. We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-over-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.”

We may borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing with us. We assumed Full Circle’s outstanding indebtedness and may in the future borrow additional money, each of which magnifies the potential for loss on amounts invested and may increase the risk of investing with us. Our ability to service our existing and potential future debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we could employ at any particular time will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing.

Any GECC credit facility would impose financial and operating covenants that would restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under the Code. A failure to renew our credit facilities or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. When a company issues debt, the issuer gives the debt holders a call right on the issuer’s business and assets. Holders of such debt securities would have fixed dollar claims on our consolidated assets that would be superior to the claims of our common stockholders or any preferred stockholders.

If the value of our consolidated assets decreases while we have debt outstanding, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our consolidated income while we have debt outstanding would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions. We cannot assure you that our leveraging strategy will be successful.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1) (2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(10.47)%	(6.00)%	(1.53)%	2.94%	7.41%

(1)	Assumes $154.7 million in total portfolio assets, $33.6 million in senior securities, $ 173.0 million in net assets, and an average cost of funds of 7.86%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2016 total portfolio assets of at least 1.71%

We may experience fluctuations in our quarterly results. Our quarterly operating results will fluctuate due to a number of factors, including the level of expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Our quarterly operating results will also fluctuate due to a number of other factors, including the interest rates payable on the debt investments we make and the default rates on such investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our success depends on the ability of our investment adviser to attract and retain qualified personnel in a competitive environment. Our growth requires that GECM retain and attract new investment and administrative personnel in a competitive market. The ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which GECM competes for experienced personnel, have greater resources than it has.

Our ability to grow depends on our ability to raise capital and/or access debt financing. We intend to periodically access the capital markets to raise cash to fund new investments. We expect to continue to elect to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund new investments. As a result, we must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. There has been and will continue to be uncertainty in the financial markets in general. An inability to successfully access the capital or credit markets for either equity or debt could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the Investment Company Act or our lenders. Any such failure, or a tightening or general disruption of the credit markets, would affect our ability to issue senior securities, including borrowings, and pay dividends or other distributions, which could materially impair our business.

In addition, with certain limited exceptions, we are only allowed to borrow or issue debt securities or preferred stock such that our asset coverage, as defined in the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we may employ will depend on GECM’s and our Board’s assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. We cannot assure you that we will be able to obtain lines of credit at all or on terms acceptable to us.

Economic recessions or downturns could impair our portfolio companies and harm our operating results. The economy is subject to periodic downturns that, from time to time, result in recessions or more serious adverse macroeconomic events. Our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans or notes during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the market value of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants in its agreements with us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans / notes are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) and China could have a significant adverse effect on our business, financial condition and results of operations. Due to federal budget deficit concerns, S&P Global Ratings downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further downgrades or warnings regarding further downgrades by S&P Global Ratings or other rating agencies, and the United States government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

Protectionism and other governmental causes of recessions and other negative economic factors may increase. Risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and defaults on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy. To the extent uncertainty regarding the United Kingdom or the EU negatively impacts consumer confidence, market conditions and credit factors, our business, financial condition and results of operations could be materially adversely affected.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program has had or will have on the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. The target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from a continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. These market and economic disruptions affected, and these or similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business.

In June 2016, the United Kingdom voted to leave the European Union. It is not possible to ascertain the precise impact these events may have on us from an economic, financial or regulatory perspective but any such impact could have material adverse consequences for us or our portfolio companies.

In November 2016, the U.S. held its Federal election and the Republican Party nominee was elected. The Republican Party now controls both the executive and legislative branches of government. Although it remains too early to accurately predict the forthcoming regulatory environment, a number of recent regulatory reforms, as well as proposals for future regulatory reform, may be blocked, repealed, modified or otherwise invalidated, including those that are in the process of being implemented.

Potential reform initiatives or regulatory changes, including those arising out of or in connection with the presidential executive order dated February 3, 2017, that may directly or indirectly impact our business or operating activities include:

•	a repeal or replacement of portions of the Dodd–Frank Act, including the Volcker Rule;

•	changes to the regulatory landscape of public companies, financial institutions and trading, advisory and asset management firms;

•	alterations to the SEC’s enforcement authority; and

•	the changing leadership at key financial regulatory agencies, including the SEC, the Office of the Comptroller of the Currency, the Commodity Futures Trading Commission, the Federal Reserve and the Financial Stability Oversight Council.

We may acquire other funds, portfolios of assets or pools of debt and those acquisitions may not be successful. We may acquire other funds, portfolios of assets or pools of debt investments. Any such acquisition program has a number of risks, including among others:

•	management’s attention will be diverted from running our existing business by efforts to source, negotiate, close and integrate acquisitions;

•	our due diligence investigation of potential acquisitions may not reveal risks inherent in the acquired business or assets;

•	we may over-value potential acquisitions resulting in dilution to you, incurrence of excessive indebtedness, asset write downs and negative perception of our common stock;

•	your interest in GECC may be diluted by the issuance of additional shares of our common stock or preferred stock;

•	GEC and the MAST Funds may control the outcome of the vote on issuance of additional shares of our common stock;

•	we may borrow to finance acquisitions and there are risks associated with borrowing as described in this document;

•	GECM has an incentive to increase our assets under management in order to increase its fee stream, which may not be aligned with your interest;

•	we and GECM may not successfully integrate any acquired business or assets; and

•	GECM may compensate the existing managers of any acquired business or assets in a manner that results in the combined company taking on excessive risk.

Our failure to maintain our status as a BDC would reduce our operating flexibility. We elected to be regulated as a BDC under the Investment Company Act. The Investment Company Act imposes numerous constraints on the operations of BDCs and their external advisers. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or illiquid U.S. public companies below a certain market capitalization, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our voting securities (as defined under the Investment Company Act), we may elect to withdraw our status as a BDC. If we decide to withdraw our BDC election, or if we otherwise fail to qualify, or to maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the Investment Company Act as a closed-end management investment company. Compliance with such regulations would significantly decrease our operating flexibility and would significantly increase our costs of doing business.

Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, referred to collectively as “senior securities,” up to the maximum amount permitted under the Investment Company Act. Under the provisions of the Investment Company Act applicable to BDCs, we are permitted to issue senior securities (e.g., notes and preferred stock) in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equal at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

If we issued preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights including, for example, the right to elect one or more of our directors, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell shares of our common stock at a price below net asset value per share. We may, however, sell shares of our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in our and our stockholders’ best interests. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, equals or closely approximates the market value of such securities (less any distributing commission or discount calculated). Certain sales of our common stock below net asset value per share also require approval by our stockholders in accordance with the Investment Company Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then our existing common stockholders’ percentage ownership at that time will decrease, and they will experience dilution.

Our common stock price may be volatile and may decrease substantially, and you may lose money in connection with an investment in our shares. The trading price of our common stock will likely fluctuate substantially. The price of our common stock may increase or decrease, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of GECM’s key personnel;

•	operating performance of companies comparable to GECC; or

•	general economic conditions and trends and other external factors.

If the price of shares of our common stock decreases, you may lose money if you were to sell your shares of our common stock.

In addition, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the price of our securities, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse. Our Board has the authority to modify or waive our investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay our stockholders dividends or other distributions and cause you to lose all or part of your investment.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income. For U.S. federal income tax purposes, we may be required to include in income certain amounts before our receipt of the cash attributable to such amounts, such as original issue discount (“OID”), which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. For example, such original issue discount or increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. Also, we may be required to include in income other amounts that we will not receive in cash, including, for example, non-cash income from PIK securities, deferred payment securities and hedging and foreign currency transactions. In addition, we intend to seek debt investments in the secondary market that represent attractive risk-adjusted returns, taking into account both stated interest rates and current market discounts to par value. Such market discount may be included in income before we receive any corresponding cash payments.

Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level taxes.

We may expose ourselves to risks associated with the inclusion of non-cash income prior to receipt of cash. To the extent we invest in OID instruments, including PIK, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.

The deferred nature of payments on PIK loans creates specific risks. Interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Further, the interest rates on PIK loans are higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. PIK instruments may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral. An election to defer PIK interest payments by adding them to principal increases our gross assets and, thus, increases future base management fees to GECM and, because interest payments will then be payable on a larger principal amount, the PIK election also increases GECM’s future income incentive fees at a compounding rate. The deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.

More generally, market prices of OID instruments are more volatile because they are impacted to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Ordinarily, OID would also create the risk of non-refundable cash payments to GECM based on non-cash accruals that may never be realized; however, this risk is mitigated since our Investment Management Agreement requires GECM to defer Accrued Unpaid Income Incentive Fees, the effect of which is that income incentive fees otherwise payable with respect to accrued unpaid income become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof.

Additionally, we will be required under the tax laws to make distributions of non-cash income to shareholders without receiving any cash. Such required cash distributions may have to be paid from the sale of our assets without investors being given any notice of this fact. The required recognition of non-cash income, including PIK and OID interest, for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash component of our taxable income that must, nevertheless, be distributed in cash to investors to avoid us being subject to corporate level taxation.

We may choose to pay distributions in our own stock, in which case you may be required to pay tax in excess of the cash you receive. We may distribute a portion of our taxable distributions in the form of shares of our stock. Under applicable provisions of the Code, distributions payable in cash or in shares of stock at the election of stockholders may be treated as a taxable distribution. The Internal Revenue Service (the “IRS”) has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such distribution will be required to include the full amount of the distribution (whether received in cash, stock or a combination thereof) as ordinary income (or as a long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distribution in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distribution, including in respect to all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock, in order to pay taxes owed on distribution, such sales may put downward pressure on the trading price of our common stock.

We may expose our self to risks if we engage in hedging transactions. If we engage in hedging transactions, we may expose our self to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated because we may not be able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose it to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under the Code. No assurance can be given that we will be able to qualify for and maintain RIC tax treatment under the Code. To maintain RIC tax treatment under the Code, we must meet certain annual distribution, source of income and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we may be subject to asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to make the required distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The source of income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet asset diversification requirements at the end of each quarter of our taxable year. We expect to satisfy the asset diversification requirements, but our business model calls for concentration in a relatively small number of portfolio companies. Failure to meet the asset diversification requirements could result in us having to dispose of investments quickly in order to prevent the loss of RIC status. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of our investments may make them difficult or impossible to dispose of in a timely manner.

If we fail to qualify for RIC tax treatment for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions and the value of your GECC shares.

The incentive fee structure and the formula for calculating the management fee may incentivize GECM to pursue speculative investments, advise us to use leverage when it may be unwise to do so, or advise us to refrain from reducing debt levels when it would otherwise be appropriate to do so. The incentive fee payable by us to GECM creates an incentive for GECM to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to GECM is calculated based on a percentage of our return on invested capital. In addition, GECM’s base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage GECM to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from reducing debt levels when it would otherwise be appropriate to do so. The use of leverage increases our likelihood of default, which would impair the value of your shares. In addition, GECM will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, GECM may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in us investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest in the securities and instruments of other investment companies, including private funds, and we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to GECM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear its share of the management and incentive fee payable to GECM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

In addition, if we purchase our debt instruments and such purchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive fee net investment income for purposes of determining the income incentive fee payable to GECM under the Investment Management Agreement.

A general increase in interest rates will likely have the effect of making it easier for GECM to receive incentive fees, without necessarily resulting in an increase in our net earnings. Given the structure of the Investment Management Agreement, any general increase in interest rates, which are currently at or near historic lows, will likely have the effect of making it easier for GECM to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Management Agreement without any additional increase in relative performance on the part of GECM. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Management Agreement, GECM could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in GECM’s income incentive fee resulting from such a general increase in interest rates.

GECM has the right to resign on sixty-days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations. GECM has the right, under the Investment Management Agreement, to resign at any time upon not more than sixty days’ written notice, whether we have found a replacement or not. If GECM resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within sixty days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption; our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected; and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective and current investment portfolio may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations and cause you to lose your investment.

We incur significant costs as a result of being a publicly traded company. As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the Dodd-Frank Act and other rules implemented by our government.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy. We and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and you, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail our self of new or different opportunities. Such changes could result in material differences to the strategies and plans and may result in our investment focus shifting from the areas of expertise of GECM to other types of investments in which the investment committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.

Pending legislation may allow us to incur additional debt. Legislation introduced in the U.S. House of Representatives, if passed, would increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

There is, and will be, uncertainty as to the value of our portfolio investments. Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Often, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we will value these securities quarterly at fair value based on input from management, third party independent valuation firms and our audit committee, with the oversight, review and approval of our Board.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are subjective and dependent on a valuation process approved and overseen by our Board. Factors that may be considered in determining the fair value of our investments include, among others, estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies and small cap public companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially misstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might otherwise warrant.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital. Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on GECM’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of GECM’s handling of the investment process, its ability to provide competent, attentive and efficient services and its access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, GECM may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build out our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions.

We may hold assets in cash or short-term treasury securities in situations where we or GECM expects downward pricing in the high yield market. Our strategic decision not to be fully invested may, from time to time, reduce funds available for distribution and cause downward pressure on the price of our common stock.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively. The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events anticipated or unanticipated in our disaster recovery systems, or a failure in externally provided data systems, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Our ability to effectively conduct our business could be severely compromised. The financial markets we operate in are dependent upon third party data systems to link buyers and sellers and provide pricing information.

We depend heavily upon computer systems to perform necessary business functions. Our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we will experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss, respectively.

Terrorist attacks, acts of war or natural disasters may affect the market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition. Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Provisions of the Maryland General Corporation Law and our organizational documents could deter takeover attempts and have an adverse impact on the prices of our common stock. The Maryland General Corporation Law and our organizational documents contain provisions that may discourage, delay or make more difficult a change in control of GECC or the removal of our directors. We are subject to the Maryland Business Combination Act and the Investment Company Act. If our Board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Board could amend our bylaws to repeal our current exemption from the Control Share Acquisition Act; however, our Board will not amend our bylaws to repeal the current exemption from the Control Share Acquisition Act without a formal determination by the Board that doing so would be in the best interests of our stockholders and without first notifying the SEC staff. The Control Share Acquisition Act also may make it more difficult for a third party to obtain control of GECC and increase the difficulty of consummating such a transaction.

Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners. Under Maryland General Corporation Law and our organizational documents, our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve premium prices for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

GECM may not be able to achieve the same or similar returns as those achieved by MAST Capital. MAST’s track record and achievements are not necessarily indicative of future results that will be achieved by GECM. We cannot assure you that we will be able to achieve the results realized by prior investment vehicles managed by MAST Capital.

While senior members of GECM’s investment team have significant experience investing in debt securities of middle-market companies, GECM is a new entity and has no investment advisory experience, including no experience managing a regulated closed-end management investment company that has elected to be regulated as a BDC. Therefore, GECM may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares entails more risk than the shares of a comparable company with a substantial operating history.

GECM’s lack of experience in managing a portfolio of assets under RIC, BDC and Investment Company Act constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

The Investment Company Act and the Code impose numerous constraints on the operations of registered investment companies, BDCs and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment requires satisfaction of certain source-of-income, distribution and asset diversification requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. GECM’s lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We are a new company and have no operating history and GECM has no prior experience managing a BDC. We were formed on April 22, 2016. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the Investment Company Act and RICs under the Code. GECM has not had any prior experience operating under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so.

We have no operating history on which you can evaluate an investment in us or our prior performance. The results of any other funds or clients managed by affiliates of GECM, which have or have had an investment program that is similar to, or different from, our investment program is not indicative of the results that we may achieve. We expect to have a different investment portfolio and may employ different investment strategies and techniques from other funds and clients advised by affiliates of GECM. Accordingly, our results may differ from and are independent of the results obtained by such other funds and clients. Moreover, past performance is no assurance of future returns. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially or your investment in us could become worthless.

We cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors. We are and will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of the Merger, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700.0 million as of the end of the previous second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. To the extent we take advantage of the extended transition period for complying with new or revised accounting standards, it will be more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

There are significant potential conflicts of interest that could impact our investment returns. Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities and affiliates of GECM and investment funds managed by our affiliates, including MAST Capital. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Peter A. Reed, our president, chief executive officer and chairman of our Board and GECM’s chief investment officer, will continue to have significant responsibilities for funds managed by MAST Capital.

Although funds managed by MAST Capital or GECM may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Neither MAST Capital nor GECM is restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by us. It is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers (including MAST Capital) affiliated with GECM.

We will pay management and incentive fees to GECM, and will reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan or note that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and GECM have the right to terminate the agreement without penalty upon sixty-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation.

Pursuant to the Administration Agreement, we will pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by GECM, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider the investment and tax objectives of us and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

Potential Changes in Law or Regulation. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, including us. If the rule goes into effect, it could limit our ability to invest or remain invested in derivatives. In addition, other future regulatory developments may impact our ability to invest or remain invested in derivatives. Legislation or regulation may also change the way in which we are regulated. We cannot predict the effects of any new governmental regulation that may be implemented on our ability to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect our ability to achieve our investment objective.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. According to publicly released statements, a top legislative priority of the new Congress and presidential administration may be to enact significant reform of the Code, including significant changes to taxation of business entities and the deductibility of interest expense and capital investment. There is a substantial lack of clarity around the likelihood, timing and details of any such tax reform and the impact of any potential tax reform on us, our portfolio companies or an investment in our securities. We cannot predict how any changes in the tax laws might affect us, our investors or our portfolio companies. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect our ability to qualify as a RIC or the U.S. federal income tax consequences to us and our investors of such qualification, or could have other adverse consequences. You are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline.

We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of GECC and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, equals the fair value of such securities (less any distributing commission or discount calculated). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then your percentage ownership at that time will decrease, and you may experience dilution.

You may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital. We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this document. Due to the asset coverage test applicable to us under the Investment Company Act as a BDC, we may be limited in our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Stockholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from us is net profit.

We currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in GECC. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan. All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock. The Investment Company Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock. In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the Investment Company Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to business development companies by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

USE OF PROCEEDS

All of the Secondary Shares offered by the Selling Stockholders pursuant to this prospectus will be sold by the Selling Stockholders for their own account. We will not receive any of the proceeds from these sales. The Selling Stockholders will pay all fees and expenses incurred in connection with the registration and offering of the Secondary Shares pursuant to an amended and restated registration rights agreement, dated as of November 4, 2016 (the “Registration Rights Agreement”), including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and any underwriting discounts and commissions and transfer taxes.

SELECTED FINANCIAL DATA

The following selected financial data is derived from our consolidated financial statements for the period from April 22, 2016 (our inception) through December 31, 2016. The data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as other disclosures included elsewhere in this report.

Dollar amounts in thousands, except per share data	Period from inception through December 31, 2016
Statement of Operations Data:
Total Investment Income	$5,831
Total Gross Expenses	5,906
Total Net Expenses	5,826
Net Investment Income	5
Net Decrease in Net Assets Resulting from Operations	(17,874)

Per Share Data:(1)
Net Investment Income	0.28
Net Decrease in Net Assets Resulting from Operations	(0.75)
Dividends Declared	0.17

Statement of Assets and Liabilities Data:
Total Assets	$236,544
Total Net Assets	$172,984
Other Data:
Total Return based on Market Value(2)	(2.03)%
Total Return based on Net Asset Value(2)	(5.30)%

(1)	Per share data is based on per share data from the period November 3, 2016 through December 31, 2016. November 3, 2016 is the date on which the Merger closed; November 4, 2016 is the date on which the Company began operating as the combined entity resulting from the Merger.

(2)	Total return based on net asset value is calculated as the change in net asset value per share from November 4, 2016 through December 31, 2016, assuming our distributions were reinvested through our dividend reinvestment plan. Total return based on market value is calculated as the change in market value per share from November 4, 2016 through December 31, 2016, assuming our distributions were reinvested through our dividend reinvestment plan, and is assumed to be $12.03 per share on November 4, 2016. $12.03 per share represents the closing price of Full Circle’s common stock on its last day of trading prior to the merger, as adjusted by the exchange ratio in the merger agreement.

SELLING STOCKHOLDERS

This prospectus relates to the possible resale of up to 7,420,549 shares of our common stock that are currently issued and outstanding. All of such Secondary Shares are held by the selling stockholders as noted in the table and footnotes below. The Selling Stockholders acquired their shares from us in connection with our formation transactions. In connection with the formation transactions, we entered into a Registration Rights Agreement pursuant to which we granted these holders registration rights.

The following table sets forth:

•	the name of the Selling Stockholders;

•	the number and percent of shares of our common stock that each Selling Stockholder beneficially owned prior to the offering for resale of the Secondary Shares under this prospectus;

•	the number of Secondary Shares that may be offered for resale for the account of each Selling Stockholder under this prospectus, some or all of which Secondary Shares may be sold pursuant to this prospectus and any prospectus supplement; and

•	the number and percent of shares of our common stock to be beneficially owned by each Selling Stockholder after an offering under this prospectus (assuming all of the offered Secondary Shares are sold by each Selling Stockholder).

The number of shares in the column “Number of Shares Being Offered” represents all of the Secondary Shares that such Selling Stockholder may offer under this prospectus. We do not know how long each of the Selling Stockholders will hold the Secondary Shares before selling them or how many Secondary Shares it will sell and (other than GEC’s agreement not to transfer before November 3, 2017 any shares to a person that is not a subsidiary of GEC or an affiliate of MAST Capital) we currently have no agreements, arrangements or understandings with any of the Selling Stockholders regarding the sale of any of the Secondary Shares under this registration statement. The Secondary Shares offered by this prospectus may be offered from time to time by the applicable Selling Stockholder listed below.

This table is prepared solely based on information supplied to us by the listed Selling Stockholder and any public documents filed with the SEC, and assumes the sale of all of the Secondary Shares. The applicable percentages of beneficial ownership are based on an aggregate of 11,634,473 shares of our common stock issued and outstanding on May 22, 2017, adjusted as may be required by rules promulgated by the SEC.

	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholder	Number	Percent		Number	Percent
Great Elm Capital Group, Inc.(1)	1,966,667	16.90%	1,966,667	—	—
MAST Credit I Opportunities Master Fund Ltd.	2,494,139	21.44%	2,494,139	—	—
MAST Select Opportunities Master Fund L.P.	2,802,018	24.08%	2,802,018	—	—
MAST Admiral Master Fund LP	157,725	1.36%	157,725	—	—

(1)	An affiliate of our investment adviser, GECM.
(2)	Each are private funds managed by MAST.

Shares of our common stock sold by any of the Selling Stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the Selling Stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

Registration Rights

We entered into the Registration Rights Agreement with GEC, MAST Credit Opportunities Fund Ltd., MAST OC I Master Fund LP, MAST Admiral Master Fund LP and MAST Select Opportunities Master Fund LP, pursuant to which we granted these holders certain registration rights.

Shelf Registration Statement

We agreed to file a shelf registration statement on Form N-2 under the Securities Act providing for a public offering of all of the registerable securities held by the Holders (the “Mandatory Registration”), which was required to be a “shelf” registration pursuant to Rule 415 under the Securities Act if the Company was eligible to do so. The filing was to happen as promptly as practicable on or after the date of the Subscription Agreement, but in no event later than 60 days following the closing under the Subscription Agreement.

Demand Registration

Commencing on the first anniversary of the filing of the registration statement for the Mandatory Registration, a majority of holders of registration rights have the right to require us to file a registration statement on Form N-2 for a public offering of all or part of the registrable securities held by such holders (a “Demand Registration). Each such request shall specify the aggregate number of registrable securities proposed to be sold and we agreed to file the registration statement in respect of such demand within forty five days after receiving the demand request, but we are not obligated to cause a registration statement with respect to such demand to be declared effective within 90 days after the effective date of a previous demand registration.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

Overview

We are a BDC that seeks to generate both current income and capital appreciation through debt and equity investments. Our investment focus is on debt obligations of middle-market companies for which quotations are typically available in the credit markets. We invest primarily in the debt of middle-market companies as well as small businesses, generally in the form of senior secured and unsecured notes, as well as in senior secured loans, junior loans and mezzanine debt. We will from time to time make equity investments as part of restructuring credits and in rare instances reserve the right to make equity investments directly.

On September 27, 2016, we and GECM entered into the Investment Management Agreement and the Administration Agreement, and, upon closing the Merger, we began to accrue obligations to our external investment manager under those agreements.

Beginning with our tax year starting October 1, 2016, we intend to elect to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we will not be taxed on our income to the extent that we distribute such income each year and satisfy other applicable income tax requirements. To qualify for tax treatment as a RIC, we must, among other things, meet source-of-income and asset diversification requirements and annually distribute to our stockholders generally at least 90% of our investment company taxable income on a timely basis. If we qualify for tax treatment as a RIC, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders.

Formation Transactions

On June 23, 2016, we entered into a subscription agreement with GEC and the MAST Funds, dated as of June 23, 2016 (the “Subscription Agreement”), under which:

•	On June 23, 2016, GEC contributed $30.0 million in exchange for 1,966,667 shares of our common stock.

•	On September 27, 2016 before we elected to be a BDC, the MAST Funds contributed to us the Initial GECC Portfolio that we valued at $90.0 million in exchange for 5,935,800 shares of our common stock.

For financial reporting purposes, we have accounted for the contribution of the Initial GECC Portfolio as an asset acquisition per Topic 805, Business Combinations, of the Accounting Standards Codification (the “ASC”). For tax purposes, we recorded our basis in the Initial GECC Portfolio at the fair market value of the Initial GECC Portfolio as of the date of contribution.

Under the Subscription Agreement, upon consummation of the Merger, we became obligated to reimburse the costs incurred by GEC and the MAST Funds in connection with the Merger and the transactions contemplated by the Subscription Agreement.

Following the closing of the Merger, we entered into a registration rights agreement with GEC and the MAST Funds.

Full Circle Merger

On June 23, 2016, we entered into the Merger Agreement with Full Circle. Following approval on October 31, 2016 of the Merger by Full Circle’s stockholders, on November 3, 2016:

•	Full Circle merged into us resulting in our acquisition by operation of the Merger of Full Circle’s portfolio that we valued at $74.7 million at November 3, 2016;

•	We became obligated to issue an aggregate of 4,986,585 shares of our common stock to former Full Circle stockholders; and

•	Our exchange agent paid a $5.4 million special cash dividend to former Full Circle stockholders.

We accounted for the Merger as a business combination under ASC Topic 805 and Regulation S-X’s purchase accounting guidance. GECC was designated as the acquirer for accounting purposes. The difference between the fair value of Full Circle’s net assets and the consideration was recorded as a purchase accounting loss because the fair value of the assets acquired and liabilities assumed, as of the date of the Merger, was less than that of the merger consideration paid.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including, among others, the amount of debt and equity capital available from other sources to middle-market companies, the level of merger and acquisition activity, pricing in the high yield credit markets, our expectations of future investment opportunities, the general economic environment as well as the competitive environment for the types of investments we make.

As a BDC, our investments and the composition of our portfolio are required to comply with regulatory requirements. See “Regulation as a Business Development Company” and “U.S. Federal Income Tax Considerations”.

Revenues

We generate revenue primarily in the form of interest on the debt investments that we hold. We also may generate revenue from dividends on the equity investments that we hold, capital gains on the disposition of investments, and certain lease, fee, and other income. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Our debt investments generally pay interest quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, due diligence fees, end-of-term or exit fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

Expenses

Our primary operating expenses include the payment of a base management fee, administration fees (including the allocable portion of overhead under the administration agreement), and, depending on our operating results, an incentive fee. The base management fee and incentive fee remunerates the Investment Manager for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration agreement provides for reimbursement of costs and expenses incurred for office space rental, office equipment and utilities allocable to us under the Administration Agreement, as well as certain costs and expenses incurred relating to non-investment advisory, administrative or operating services provided by GECM or its affiliates to us. We also bear all other costs and expenses of our operations and transactions. Our expenses include interest on our outstanding indebtedness.

Critical Accounting Policies

Valuation of Portfolio Investments

We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within ninety days are generally valued at amortized cost, which approximates fair value.

Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our valuation policy that has been reviewed and approved by our Board, who also approves in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available.

The valuation process approved by our Board with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

•	The investment professionals of GECM provide recent portfolio company financial statements and other reporting materials to independent valuation firms approved by our board of directors;

•	Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of GECM;

•	The fair value of smaller investments comprising in the aggregate less than 5% of our total capitalization may be determined by GECM in good faith in accordance with our valuation policy without the employment of an independent valuation firm; and

•	Our audit committee recommends, and our Board determines, the fair value of the investments in our portfolio in good faith based on the input of GECM, our independent valuation firms (to the extent applicable) and the business judgment of each of the audit committee and our Board.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables; and enterprise values.

We strive to maximize the use of observable inputs and minimize the use of unobservable inputs in our valuation process. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset developed based on the best information available in the circumstances.

Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

Level 1	Investments valued using unadjusted quoted prices in active markets for identical assets.

Level 2	Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

Level 3	Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment if such fees are fixed in nature. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, and end-of-term or exit fees that have a contingency feature or are variable in nature are recognized as earned. Prepayment fees and similar income due upon the early repayment of a loan or debt security are recognized when earned and are included in interest income.

We may purchase debt investments at a discount to their face value. Discounts on the acquisition of corporate debt instruments are generally amortized using the effective-interest or constant-yield method, unless there are material questions as to collectability. For debt instruments where we received original issue discounts, when principal payments on the debt instrument are received in an amount in excess of the debt instrument’s amortized cost, the excess principal payments are recorded as interest income.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale of an investment and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the first in first out method. Net change in unrealized appreciation or depreciation reflects the net change in portfolio investment values and portfolio investment cost bases during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and Investment Activity

The following is a summary of our investment activity since our inception in April 2016:

	Dollars in millions		Weighted Average Interest Rate End of Period(3)
Time Period	Acquisitions(1)	Dispositions(2)
Formation Transactions	$90.5	$—	N/A
Merger	74.7	—	N/A
November 4, 2016 through December 31, 2016	42.0	(41.7)	10.00%

For the year ended December 31, 2016	$207.2	$(41.7)	N/A

Since inception	$207.2	$(41.7)	N/A

(1)	Includes new deals, additional fundings (inclusive of those on revolving credit facilities), refinancings and payment in kind “PIK” income
(2)	Includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities)
(3)	Weighted average interest rate is based upon the stated coupon rate and par value of outstanding debt securities at the measurement date. Debt securities on non-accrual status are included in the calculation and are treated as having 0.00% as their applicable interest rate for purposes of this calculation, unless such debt securities are valued at zero.

Portfolio Reconciliation

The following is a reconciliation of the investment portfolio for the period from inception through December 31, 2016:

Dollar amounts in thousands	For the period from inception through December 31, 2016
Beginning Investment Portfolio	$—
Portfolio Investments Acquired via the Formation Transaction and Merger	165,152
Portfolio Investments Acquired(1)	42,006
Amortization and Accretion of Fixed Income Premiums and Discounts	2,438
Portfolio Investments Repaid	(41,738)
Net Change in Unrealized Gain (Loss) on Investments	(13,455)
Net Realized Gains (Losses) on Investments	274

Ending Investment Portfolio	$154,677

(1)	Includes PIK income.

During the period from inception through December 31, 2016, we recorded net unrealized depreciation of $(13.5) million.

During the period from inception through December 31, 2016, we recorded net realized gains of $0.3 million, primarily in connection with our disposition of our debt investments in US Shale Solutions, LLC.

Portfolio Classifications

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2016:

	December 31, 2016
	Investments at Fair Value (dollars in thousands)	Percentage of Total Portfolio
Investments:
Debt Instruments	$154,176	99.7%
Warrants	433	0.3%
Limited Liability Company Interests	68	—	%(1)
Total Investments at Fair Value	$154,677	100.0%

(1)	Rounds to less than 0.005%

The following table shows the fair value of our portfolio of investments by industry, as of December 31, 2016:

	December 31, 2016
	Investments at Fair Value (dollars in millions)	Percentage of Total Investment Portfolio
Wireless Telecommunications Services	$52.3	33.8%
Metals and Mining	13.9	9.0%
Building Cleaning and Maintenance Services	12.5	8.1%
Hardware	12.1	7.9%
Radio Broadcasting	9.3	6.0%
Wireless Communications	8.0	5.1%
Real Estate Services	6.9	4.5%
Consumer Discretionary	6.7	4.3%
Real Estate Holding Company	6.0	3.9%
Casinos and Gaming	5.8	3.7%
Maritime Security Services	4.3	2.8%
Information and Data Services	4.2	2.7%
Consumer Financing	3.8	2.5%
Hotel Operator	3.6	2.3%
Grain Mill Products	2.8	1.8%
Biological Products	1.7	1.1%
Internet Advertising	0.8	0.5%
Energy Efficiency Services	—	0.0%

Total	$154.7	100.0%

Results of Operations

	Inception to December 31, 2016
	In Thousands	Per Share(1)
Total Investment Income	$5,831	$0.45
Interest Income(2)	5,313	0.41
Other Income	518	0.04

Net Operating Expenses	5,826	0.45
Management Fee	392	0.03
Incentive Fee	863	0.07

Total Advisory Fees	1,255	0.10
Total Costs Incurred Under Administration Agreement	224	0.02
Director’s Fees	38	0.00
Interest Expenses	420	0.03
Professional Services Expense	186	0.01
Professional Services Expense related to the Merger and Formation transactions	3,471	0.27
Bank Fees	10	0.00
Other	214	0.02
Income tax expense, including excise tax	88	0.01
Fees Waivers and Expense Reimbursement	(80)	(0.01)

Net Investment Income	$5	$0.00

Total Investment Income

	Inception to December 31, 2016
	In Thousands	Per Share(1)
Total Investment Income	$5,831	$0.45
Interest Income(2)	5,313	0.41
Other Income	518	0.04

(1)	The per share figures noted above are based on a weighted average of 12.9 million shares for the period ended December 31, 2016, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements.
(2)	Total investment income includes PIK income of $510 for the period from inception through December 31, 2016.

Total Investment Income for the period from inception through December 31, 2016 was $5.8 million, which included $5.3 million of interest income. Interest income included net accretion of OID and market discount of $2.4 million and total investment income included PIK income of $0.5 million. Of the accretion of OID and market discount, $1.4 million was associated with our investment in Optima Specialty Steel which matured in December 2016.

We also generated $0.5 million of fee income. Fee income was largely comprised of amendment fees on our loans to RiceBran Technologies Inc and Pristine Environments, LLC.

Expenses

	Inception to December 31, 2016
	In Thousands	Per Share
Net Operating Expenses	$5,826	$0.45
Management Fee	392	0.03
Incentive Fee	863	0.07

Total Advisory Fees	1,255	0.10
Total Costs Incurred Under Administration Agreement	224	0.02
Director’s Fees	38	0.00
Interest Expenses	420	0.03
Professional Services Expense	186	0.01
Professional Services Expense related to the Merger and Formation transactions	3,471	0.27
Bank Fees	10	0.00
Other	214	0.02
Income tax expense, including excise tax	88	0.01
Fees Waivers and Expense Reimbursement	(80)	(0.01)

Total expenses for the period from inception through December 31, 2016 were $5.8 million, which included $3.5 million of costs associated with the Formation Transactions and Merger, which are non-recurring.

Total advisory fees were $1.3 million, with $0.4 million of management fees and $0.9 million of incentive fees accrued during the period. The incentive fees are currently expected to be deferred in accordance with our investment management agreement.

Total administration fees were $0.2 million, which includes direct costs deemed reimbursable under our administration agreement and fees paid for sub-administration services. We have accrued $0.1 million as of December 31, 2016 under the reimbursement provision of the administration agreement, based on expenses accrued through December 31, 2016. The cap on costs will be determined after completion of the year ending November 4, 2017.

Interest expense for the period was $0.4 million.

Net Investment Income

Net investment income for the period from inception through December 31, 2016 was $0.0 million, which included $3.5 million of costs associated with the Formation Transactions and Merger, which are non-recurring.

Realized Gain (Loss) on Investments

During the period from inception through December 31, 2016, we recorded net realized gains of $0.3 million, primarily in connection with our disposition of our debt investments in US Shale Solutions, LLC.

We also realized a loss of $4.7 million associated with the purchase accounting for the Merger. We have accounted for the Merger as a business combination under ASC Topic 805 and Regulation S-X’s purchase accounting guidance. GECC was designated as the acquirer for financial reporting purposes. The difference between the fair value of net assets of Full Circle and the consideration was recorded as a purchase accounting loss because the fair value of the assets acquired and liabilities assumed, as of the date of the Merger, was less than that of the merger consideration paid.

Change in Unrealized Gain (Loss) on Investments

Net change in unrealized appreciation (depreciation) on investments was $(13.5) million for the year ended December 31, 2016. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company’s investment portfolio, for the period from November 4, 2016 through December 31, 2016 by portfolio company.

Dollar amounts in thousands		November 4, 2016			December 31, 2016
Portfolio Company	Change in Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Avanti Communications Group plc	$(12,225)	$54,629	$53,577	$(1,052)	$55,298	$42,021	$(13,277)
Optima Specialty Steel	(1,684)	13,726	14,164	438	15,100	13,854	(1,246)
Sonifi Solutions, Inc.	782	—	—	—	5,933	6,715	782
Everi Payments Inc	444	11,581	11,705	124	11,598	12,166	568
Trilogy International Partners LLC	250	10,005	10,000	(5)	10,005	10,250	245
Other(1)	(527)	75,211	75,211	—	70,198	69,671	(527)

Totals	$(12,960)	$165,152	$164,657	$(495)	$168,132	$154,677	$(13,455)

(1)	Other represents all remaining investments.

Liquidity and Capital Resources

At December 31, 2016, we had approximately $66.8 million of cash and cash equivalents, none of which was restricted in nature.

At December 31, 2016, we had investments in debt securities of 21 companies, totaling approximately $154.2 million at fair value and equity investments in four companies, totaling approximately $0.5 million at fair value. The debt investment amount includes $0.5 million in accrued PIK income earned for the year ended December 31, 2016, and $0.5 million, cumulatively, which is included in carrying value of our investments.

For the year ended December 31, 2016, cash provided by operating activities, consisting primarily of net purchases of investments and the items described in “Results of Operations,” was approximately $9.1 million, reflecting the purchases and repayments of investments, net investment income resulting from operations, offset by non-cash income related to OID and PIK income, changes in working capital and accrued interest receivable. Net cash provided by purchases and sales of investments was approximately $0.3 million, reflecting principal repayments and sales of $42.0 million, offset by additional investments of $41.7 million. Such amounts included draws and repayments on revolving credit facilities. Our Board set our distribution rate at $0.083 per share per month for the first quarter of 2017 and we intend to re-evaluate our dividend rate from time to time.

Stock Buyback Program

We have implemented a stock buyback program through May 2018 pursuant to Rule 10b5-1 of the Exchange Act to repurchase our shares in an aggregate amount of up to $15.0 million at market prices at any time the shares trade below 90% of NAV, subject to our compliance with our liquidity, covenant, leverage and regulatory requirements. Our Board has increased the overall size of the stock buyback program by a further $35.0 million.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Notes Payable

On November 3, 2016, we assumed approximately $33.6 million in aggregate principal amount of Full Circle’s 8.25% Notes due June 30, 2020 (the “Notes”). The Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears at a rate of 8.25% per annum. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at our option. The Notes are listed on the NASDAQ Global Market under the trading symbol “FULLL” with a par value of $25.00 per share.

Recent Developments

During April 2017, we sold our position in Chester Downs & Marina LLC for approximately $6.3 million, including accrued interest. We realized approximately $0.3 million of gains on the disposition of the investment

During April and May 2017, we sold the remaining $6.3 million of our position in Everi Payments, Inc. for approximately $6.8 million, including accrued interest. We realized approximately $0.6 million of gains on the disposition of the investment.

During May 2017, we received approximately $2.8 million in proceeds from the disposition of the primary asset of Double Deuce Lodging, LLC.

Our self-tender offer expired on May 5, 2017. We purchased 869,565 shares of our common stock, representing approximately 7 percent of our outstanding shares at a price of $11.50 per share on a pro rata basis for a total cost of approximately $10 million, excluding fees and expenses relating to the self-tender offer. The purchase price represented approximately 85% of net asset value per share as of March 31, 2017.

Our board of directors declared the monthly distributions for the third quarter of 2017 at an annual rate of approximately 7.37% of our March 31, 2017 net asset value, which equates to $0.083 per month. The schedule of distribution payments is as follows:

Month	Rate	Record Date	Payable Date
July	$0.083	July 31, 2017	August 15, 2017
August	$0.083	August 31, 2017	September 15, 2017
September	$0.083	September 29, 2017	October 16, 2017

During May 2017, we received approximately $6.0 million in proceeds from the full repayment of our loan to 310E53RD, LLC.

THE COMPANY

Overview

We are a newly formed, externally managed non-diversified closed-end management investment company that elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are an “emerging growth company” within the meaning of the JOBS Act, and, as such, are subject to reduced public company reporting requirements. Our investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt instruments of middle market companies in a range of industries, which, our external investment manager, Great Elm Capital Management, Inc. (“GECM”) defines as companies with enterprise values between $100.0 million and $2.0 billion. Our investment objectives may be changed without a vote of the holders of a majority of our stockholders. GECM provides the administrative services necessary for us to operate.

We made, and expect to make, multi-year investments primarily in secured and senior unsecured debt instruments that we purchase in the secondary markets. We may also originate investments directly with issuers. We invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. We seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to, or do, exceed our investment and any debt that is senior to, or ranks in parity with, our investment. We seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks. GECM’s investment process includes a focus on an investment’s contractual documents, as it seeks to identify rights that enhance an investment’s risk protection and avoid contracts that compromise potential returns or recoveries. We may also make investments in subordinated debt, mezzanine debt, and equity or equity-linked financial instruments.

Our Portfolio at March 31, 2017

The following table sets forth certain information as of March 31, 2017 regarding each portfolio company in which we have a debt or equity investment. For information regarding material portfolio transactions occurring after March 31, 2017, please see the “Management’s Discussion and Analysis of Financial Condition — Recent Developments” section of this prospectus and any applicable prospectus supplement. Additional information about the general terms of our loans and other investments are described above under “Risk Factors” and “The Company — Overview.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ boards of directors or equivalent governing bodies. Other than these investments and any additional relationships described below with respect to a particular portfolio company, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of	Industry	Investment(2)	Percentage of Class Held	Cost (in thousands)	Fair Value (in thousands)
Portfolio Company(1)
Control Investments(12)
Double Deuce Lodging, LLC	Hotel Operator	Limited Liability Company Interests(3,9)	100%	$2,138	$2,138
Luling, TX
PE Facility Solutions, LLC	Building Cleaning and Maintenance Services	Senior Secured Revolver, 10.99% (LIBOR + 10.00%, 10.00% Floor), 02/27/2022 (3,4)	†	1,532	1,532
San Diego, CA		Senior Secured Term Loan A, 11.99% (LIBOR + 11.00%, 11.00% Floor), 02/27/2022 (3,4)	†	10,000	10,000
		Senior Secured Term Loan B, 14.99% (LIBOR + 14.00%, 14.00% Floor), 02/27/2022 (3,4,8)	†	7,510	7,149
		Limited Liability Company Interests(3,9)	100%	—	—

				19,042	18,681
Texas Westchester Financial, LLC	Consumer Financing	Limited Liability Company Interests(3,9)	100%	68	68
Waltham, MA

Total Control Investments				21,248	20,887

Affiliate Investments(10)

OPS Acquisitions Limited and Ocean Protection Services Limited	Maritime Security Services	Senior Secured Term Loan, 12.99% (LIBOR + 12.00%, 12.50% Floor), 06/01/2018 (3,4,7)	†	4,234	2,674
London, UK
		Common Stock (3,7,9)	20%	—	—

				4,234	2,674

Total Affiliate Investments				4,234	2,674

Non-Control, Non-Affiliate Investments
310E53RD, LLC	Real Estate Holding Company	Senior Secured Term Loan, 10.99% (LIBOR + 10.00%, 10.15% Floor, 16.00% Cap), 07/01/2017 (3,4)	†	5,991	5,988
New York, NY
Ads Direct Media, Inc.	Internet Advertising	Senior Secured Term Loan, 16.50% (LIBOR + 13.00%, 16.50% Floor), 05/02/2018 (3,4,5,9)	†	745	666
Palm Beach Gardens, FL
Avanti Communications Group PLC	Wireless Telecommunications Services	First Lien Secured Bond, 10.00%, 10/01/2021 (6,7,8)	†	26,803	28,779
London, UK		Second Lien Secured Bond, 12.00%, 10/01/2023 (6,7,8)	†	37,591	18,872
		Common Stock (7,9)	1%	23	297

				64,417	47,948
Chester Downs & Marina LLC / Chester Downs Finance Corp.	Casinos and Gaming	Senior Secured Bond, 9.25%, 02/01/2020 (6)	†	5,815	6,135
Chester, PA
Davidzon Radio, Inc.	Radio Broadcasting	Senior Secured Term Loan, 11.00% (LIBOR + 10.00%, 11.00% Floor), 03/31/2020 (3,4)	†	9,301	9,139
Brooklyn, NY
Everi Payments, Inc.	Hardware	Senior Unsecured Bond, 10.00%, 01/15/2022	†	5,976	6,555
Las Vegas, NV
Luling Lodging, LLC	Hotel Operator	Senior Secured Term Loan, 17.99% (LIBOR + 17.00%, 12.25% Floor), 12/18/2017 (3,4,5)	†	1,793	1,678
Luling, TX
Modular Process Control, LLC	Energy Efficiency Services	Unecured Term Loan, 5.00%, 04/01/2025 (3,5,9)	†	—	—
Chesterfield, MO
NANA Development Corp.	Maritime Security Services	Senior Secured Bond, 9.50%, 03/15/2019 (6)	†	7,820	7,840
Anchorage, AK
Optima Specialty Steel, Inc.	Metals and Mining	Senior Secured DIP Term Loan, 11.10% (LIBOR + 10.00%, 10.00% Floor), 10/31/2017 (3,11)	†	12,655	12,655
Miami, FL
PEAKS Trust 2009-1	Consumer Financing	Senior Secured Term Loan, 7.50% (LIBOR + 5.50%, 7.50% Floor), 01/27/2020 (3,4,7)	†	1,084	1,009
Carmel, IN
PR Wireless, Inc.	Wireless Communications	Senior Secured Term Loan, 10.00% (LIBOR + 9.00%, 10.00% Floor), 06/27/2020 (3,4)	†	8,775	9,166
Guaynabo, PR
		Warrants (3,9)	1%	313	60

				9,088	9,226
Pristine Environments, Inc.	Building Cleaning and Maintenance Services	Senior Secured Term Loan B, 16.49% (LIBOR + 15.50%, 12.70% Floor), 03/31/2017 (3,4,5)	†	500	—
San Diego, CA
RiceBran Technologies Corporation	Grain Mill Products	Warrants (3,9)	†	145	70
Scottsdale, AZ
Sonifi Solutions, Inc.	Consumer Discretionary	Senior Secured Term Loan, 8.00%, 03/28/2018 (3,8)	†	4,751	6,880
Los Angeles, CA
Tallage Adams, LLC	Real Estate Services	Senior Secured Term Loan, 11.15% (LIBOR + 10.00%, 11.00% Floor), 12/31/2017 (3,11)	†	1,231	1,229
Boston, MA

Tallage Lincoln, LLC	Real Estate Services	Senior Secured Term Loan, 11.15% (LIBOR + 10.00%, 11.00% Floor), 12/31/19 (3,11)	†	4,829	4,816
Boston, MA
The Finance Company, LLC	Consumer Finance	Senior Secured Term Loan, 17.24% (LIBOR + 16.25%, 13.75% Floor), 06/30/2018 (3,4)	†	2,491	2,416
Silver Springs, MD
The Selling Source, LLC	Information and Data Services	Senior Secured Term Loan, 17.00%, 12/31/2017 (3,5,8)	†	4,270	4,423

Las Vegas, NV
Total Non-Control, Non-Affiliate Investments				142,902	128,673

TOTAL INVESTMENTS				168,384	152,234

(1)	The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (“London Interbank Offered Rate”) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of March 31, 2017. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of directors.
(4)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2017 was 0.99%.
(5)	Investment was on non-accrual status as of March 31, 2017.
(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.
(7)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Of the Company’s total assets, 13.9% were non-qualifying assets as of March 31, 2017.
(8)	Security pays, or has the option to pay, all or a portion of its interest in kind.
(9)	Non-income producing security.
(10)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, a defined in the Investment Company Act, which are not “Control Investments.” A company is deemed to be an “Affiliate” of the Company if the Company owns 5% or more, but less than 25%, of the voting securities of such company.
(11)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2017 was 1.15%.
(12)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act. A company is deemed to be a “Control Investment” of the Company if the Company owns more than 25% of the voting securities of such company.
†	Investment is a debt instrument and thus percentage of class does not apply.

Set forth below is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of March 31, 2017.

Avanti Communications

Avanti Communications Group plc (“Avanti”), located in London, UK, is a leading provider of satellite-enabled data communications services in Europe, the Middle East and Africa. Avanti’s network consists of: two high throughput satellites, HYLAS 1 and HYLAS 2; a multiband satellite, Artemis; two satellites that are not yet launched, HYLAS 3 and HYLAS 4; and an international fiber network connecting data centers in several countries. Avanti’s satellites primarily operate in the Ka band frequency range. The Ka band allows for the delivery of greater capacity at faster speeds than Ku band capacity. Our CEO currently is a director of Avanti.

Optima Specialty Steel

Optima Specialty Steel, Inc. (“Optima”), located in Miami, FL, is a leading independent manufacturer and processor of special bar quality and merchant bar quality hot rolled steel bars, value-added precision-tolerance, cold drawn seamless tubes and high quality engineered cold finished steel bars in the U.S. Optima sells its products directly to original equipment manufacturers, as well as to distributors. Furthermore, Optima sells its products into diversified end markets such as transportation (including automotive), energy (including oil and gas shale extraction), agriculture, power generation and yellow goods/construction equipment end markets.

PE Facility Solutions

PE Facility Solutions, LLC (“PEFS”), located in San Diego, CA, provided facilities maintenance services to local and national commercial clients. PEFS manages, maintains and optimizes the performance of mission critical facilities for corporate real estate owners in nearly 100 million square feet of specialized buildings through North America. PEFS is headquartered in San Diego, California and has operations nationwide. A member of our investment committee serves as a member of the Board of Managers of PEFS.

Davidzon Radio

Davidzon Radio Inc. (“Davidzon”), located in Brooklyn, NY, engages in radio broadcasting activities through its ownership and operation of an AM radio station in the New York, New York market. Davidzon’s station is partially operated on a brokered time model whereby blocks of broadcast time are sold under fixed price, multi-year contracts to independent programmers.

PR Wireless

PR Wireless, Inc. (“PR Wireless”), located in Guaynabo, Puerto Rico, operates under the OpenMobile brand name and is a mobile network operator that provides wireless telephony services throughout Puerto Rico.

Investment Manager and Administrator

GECM’s investment team has more than 100 years of experience in the aggregate financing and investing in leveraged middle market companies. GECM’s team is led by Peter A. Reed, who has been employed by MAST Capital Management, LLC (“MAST Capital”) since 2004. Senior members of GECM’s team include Adam M. Kleinman, John S. Ehlinger and Adam W. Yates. The GECM investment team has deployed more than $17.0 billion into more than 550 issuers across 20+ jurisdictions over its 14 plus year history under MAST Capital.

Investment Selection

GECM employs a team of investment professionals with experience in leveraged finance. The sector-focused research team performs fundamental research at both the industry and company level. Through in-depth industry coverage, GECM’s investment team seeks to develop a thorough understanding of the fundamental market, sector drivers, mergers and acquisition activity, security pricing and trading and new issue trends. GECM’s investment team believes that understanding industry trends is an element of investment success. The members of GECM’s investment team believe that by concentrating intensive research efforts on a smaller selection of credits, they can obtain a significant competitive advantage and deliver outperformance over a credit cycle.

Idea Generation, Origination and Refinement

Idea generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, as well as current and former clients, portfolio companies and investors. GECM’s investment team is expected to supplement these lead sources by also utilizing broader research efforts, such as attendance at prospective borrower industry conferences and an active calling effort to brokers and investment bankers. GECM’s investment team focuses their idea generation and origination efforts on middle-market companies. In screening potential investments, GECM’s investment team utilizes a value-oriented investment philosophy with analysis and research focused on the preservation of capital. GECM has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. GECM’s process requires focus on the terms of the applicable contracts and instruments perfecting security interests. GECM’s criteria provide general guidelines for GECM’s investment committee’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest.

Asset Based Investments. Debt issued by firms with negative free cash flow but where GECM’s investment thesis is based on the value of the collateral or the issuer’s assets. This type of investment focuses on expected realizable value of the issuer’s assets.

Enterprise Value Investments. Debt issued by firms whose business generates free cash flow to service the debt with a margin of safety and the enterprise value of the firm represents the opportunity for principal to be repaid by refinancing or in connection with a merger and acquisition transaction. These investments focus on the going concern value of the enterprise.

Other Debt Investments. The issuer has the ability to pay interest and principal of its debt out of expected free cash flow from its business. These investments focus on the sustainability and defensibility of cash flows from the business.

Due Diligence

GECM’s due diligence typically includes:

•	analysis of the credit documents by GECM’s investment team (including the members of the team with legal training and years of professional experience). GECM will engage outside counsel when necessary as well;

•	review of historical and prospective financial information;

•	research relating to the company’s management, industry, markets, customers, products and services and competitors and customers;

•	verification of collateral;

•	interviews with management, employees, customers and vendors of the potential portfolio company; and

•	informal or formal background and reference checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the diligence process present the opportunity to GECM’s investment committee, which then determines whether to pursue the potential investment.

Approval of Investment Transactions

GECM’s procedures call for each new investment under consideration by the GECM analysts to be preliminarily reviewed at periodic meetings of GECM’s investment team. GECM’s investment team then prepares a summary of the investment, including a financial model and risk cases and a legal review checklist. GECM’s investment committee then will hold a formal review meeting and following approval of a specific investment, authorization is given to GECM’s traders, including execution guidelines.

GECM’s investment analysts conduct periodic reviews of the positions for which they are responsible with members of GECM’s investment committee. On a quarterly basis, formal reviews of each position are conducted by GECM’s investment committee.

GECM’s investment analysts and members of the GECM investment committee will jointly decide when to sell a position. The sale decision will then be given to GECM’s traders, who will execute the trade in consultation with the analyst and the applicable member of GECM’s investment committee.

Ongoing Relationship with Portfolio Companies

As a BDC, we offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

GECM’s investment team monitors our portfolio companies on an ongoing basis. They monitor the financial trends of each portfolio company and its respective industry to assess the appropriate course of action for each investment. GECM’s ongoing monitoring of a portfolio company will include both a qualitative and quantitative analysis of the company and its industry.

Valuation Procedures

We value our assets, an essential input in the determination of our net asset value, consistent with generally accepted accounting principles in the United States (“GAAP”) and as required by the Investment Company Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Estimates” for an extended discussion of our methodology.

Staffing

We do not currently have any employees. Mr. Reed is our chief executive officer and president and GECM’s chief investment officer. Under an Administration Agreement, dated as of September 27, 2016 (the “Administration Agreement”), by and between us and GECM, GECM provides the services of Michael J. Sell, our chief financial officer and treasurer, and Robert Wilson, our chief compliance officer.

Competition

We compete for investments with other BDCs and investment funds (including private equity funds, hedge funds, mutual funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks, direct lending funds and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles those entities have begun to invest in areas they have not traditionally invested in, including making investments in the types of portfolio companies we target. Many of these entities have greater financial and managerial resources than we do.

Exemptive Relief

We intend to apply to the SEC for exemptive relief that will allow us to co-invest, together with other investment vehicles managed by GECM or MAST Capital, in specific investment opportunities. We are unable to predict whether or not the SEC will grant the requested exemption. If the SEC does not provide the requested exemption, GECM will allocate investment opportunities to different investment vehicles in accordance with its allocation policies.

Formation Transactions

On June 23, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), that provided for a stock-for-stock merger (the “Merger”) of Full Circle with and into GECC. Concurrent with delivery of the Merger Agreement, we entered into the Subscription Agreement with GEC and the MAST Funds. Per the Subscription Agreement, GEC contributed $30.0 million to us. Prior to the Merger and our election to be regulated as a BDC under the Investment Company Act, per the Subscription Agreement, we acquired a portfolio of debt instruments (the “Initial GECC Portfolio”) from the MAST Funds. As a result of the transactions contemplated by the Subscription Agreement, the MAST Funds owned approximately seventy five percent of the pre-Merger outstanding shares of our common stock and GEC owned twenty five percent of the pre-Merger outstanding shares of our common stock. The Merger was completed on November 3, 2016.

Investment Management Agreement

Management Services

GECM serves as our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an Investment Management Agreement, dated as of September 27, 2016 (the “Investment Management Agreement”), by and between us and GECM, GECM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of our investments (including performing due diligence on our prospective portfolio companies);

•	closes and monitors our investments; and

•	determines the securities and other assets that we purchase, retain or sell.

GECM was initially formed to provide investment advisory services to us and it has not previously provided investment advisory services to anyone else. However, GECM’s services to us under the Investment Management Agreement are not exclusive, and GECM is free to furnish similar services to other entities.

Management Fee

Under the Investment Management Agreement, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.

The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined under GAAP) (other than cash or cash equivalents but including assets purchased with borrowed funds or other forms of leverage) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any accretion of original issue discount, market discount, payment-in-kind interest, payment-in-kind dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that we and our consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, “Accrued Unpaid Income”).

Pre-incentive fee net investment income does not include any realized capital gains or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.50% base management fee.

We pay the incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up” provision. The catch-up is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations are adjusted for any share issuances or repurchases during the quarter. Any income incentive fee otherwise payable with respect to Accrued Unpaid Income (collectively, the “Accrued Unpaid Income Incentive Fees”) will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive fee net investment income and (2) reduce the amount deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of income incentive fees deferred pursuant to this paragraph shall not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.

The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the then current quarter.

The second part of the incentive fee, or the “Capital Gains Fee,” is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the partial calendar year ended December 31, 2016, and is calculated at the end of each applicable year by subtracting (1) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from November 4, 2016. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (1) the net sales price of each investment in our portfolio when sold is less than (2) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

We will defer cash payment of any incentive fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the most recent twelve full calendar quarter period ending on or prior to the date such payment is to be made (the “Trailing Twelve Quarters”) less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.

Examples of Quarterly Incentive Fee Calculation

The following hypothetical calculations illustrate the calculation of net investment income based incentive fees under the Investment Management Agreement.

	Assumption 1	Assumption 2		Assumption 3
Investment income (including interest, dividends, fees, etc.)(1)	1.25%	2.70%		3.00%
Hurdle rate(2)	1.75%	1.75%		1.75%
Management fee(3)	0.38%	0.38%		0.38%
Pre-incentive fee net income (net of management fee + other expenses)(4)	0.68%	2.125%		2.425%
Incentive fee	0	0.38	%(5)(6)	0.485	%(6)(7)(8)

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(2)	Represents 7.0% annualized hurdle rate.
(3)	Represents 1.5% annualized management fee.
(4)	Excludes organizational and offering expenses. Other Expenses are assumed to be 0.19% in the examples.
(5)	100% x pre-incentive fee net income, subject to the “catch up” is calculated as 100% x (2.125% – 1.75%)
(6)	The “catch-up” provision is intended to provide the investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.
(7)	The catch-up is calculated as 2.1875% – 1.75%= 0.4375%
(8)	The incentive fee is calculated as (100% × 0.4375%) + (20% × (2.425% – 2.1875%)) = 0.475%. The total fee is the sum of 0.4375 (the catch-up) plus 0.0475% (20% of the excess over the hurdle rate).

The following hypothetical calculations illustrate the calculation of the capital gains based incentive fee under the Investment Management Agreement.

	In millions
	Assumption 1		Assumption 2
Year 1 – Investment in Company A	$20.00		$20.00
Year 1 – Investment in Company B	$30.00		$30.00
Year 1 – Investment in Company C	—		$25.00
Year 2 – Proceeds from sale of investment in Company A	$50.00		$50.00
Year 2 – Fair market value (FMV) of investment in Company B	$32.00		$25.00
Year 2 – FMV of investment in Company C	—		$25.00
Year 3 – FMV of investment in Company B	$25.00		$24.00
Year 3 – Proceeds from sale of investment in Company C	—		$30.00
Year 4 – Proceeds from sale of investment in Company B	$31.00		—
Year 4 – FMV of investment in Company B	—		$35.00
Year 5 – Proceeds from sale of investment in Company B	—		$20.00
Capital gains portion of the incentive fee:
Year 1	$0		$0
Year 2	$6.0	(1)	$5.0	(4)
Year 3	$0	(2)	$0.8	(5)
Year 4	$0.2	(3)	$1.2	(6)
Year 5	—		$0	(7)

(1)	$30.0 million realized capital gain on sale of Investment A multiplied by 20%
(2)	The greater of (i) zero and (ii) $5.0 million (20% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (capital gain fee paid in Year 2))
(3)	$6.2 million ($31.0 million cumulative realized capital gains multiplied by 20%) less $6.0 million (capital gain fee paid in Year 2)
(4)	20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)
(5)	$5.8 million (20% multiplied by $29.0 million ($35.0 million cumulative realized capital gains less $6.0 million unrealized capital depreciation)) less $5.0 million capital gains fee paid in Year 2
(6)	$7.0 million (20% multiplied by $35.0 million ($35.0 million cumulative realized capital gains)) less $5.8 million cumulative capital gains fee paid in Year 2 and Year 3
(7)	Greater of (i) zero and (ii) $5.0 million (20% multiplied by $25 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains fee paid in Year 2, Year 3, and Year 4

As illustrated in Year 3 of Assumption 1 above, if GECC were to be wound up on a date other than December 31 of any year, we may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if GECC had been wound up on December 31 of such year.

Payment of Expenses

The services of all investment professionals and staff of GECM, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by GECM. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	our organizational expenses;

•	fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to our investments, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

•	out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to our portfolio companies that we agree to provide such services to under the Investment Company Act (exclusive of the compensation of any investment professionals of GECM);

•	interest or other costs associated with debt, if any, incurred to finance our business;

•	fees and expenses incurred in connection with our membership in investment company organizations;

•	brokers’ commissions;

•	investment advisory and management fees;

•	fees and expenses associated with calculating our net asset value (including the costs and expenses of any independent valuation firm);

•	fees and expenses relating to offerings of our common stock and other securities;

•	legal, auditing or accounting expenses;

•	federal, state and local taxes and other governmental fees;

•	the fees and expenses of GECM, in its role as the administrator, and any sub-administrator, our transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which we may become a party;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our securities;

•	the expenses of and fees for registering or qualifying our shares for sale and of maintaining our registration and registering us as a broker or a dealer;

•	the fees and expenses of our directors who are not interested persons (as defined in the Investment Company Act);

•	the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;

•	costs of holding stockholders’ meetings;

•	listing fees;

•	the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our articles of incorporation or bylaws insofar as they govern agreements with any such custodian;

•	any amounts payable under the Administration Agreement;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	our allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cyber security and related consultants and email retention) that are used by us or by GECM or its respective affiliates on our behalf (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to us);

•	direct costs and expenses incurred by us or GECM in connection with the performance of administrative services on our behalf, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

•	all other expenses incurred by us or GECM in connection with administering our business (including payments under the Administration Agreement based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs (including reasonable travel expenses); and

•	costs incurred by us in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business.

GECM agreed that the aggregate amount of expenses accrued for reimbursement that pertain to direct compensation costs of financial, compliance and accounting personnel that perform services for us, including the fees charged by any sub-administrator to provide such personnel to us for the twelve months ending November 3, 2017, when taken together with such expenses reimbursed or accrued for reimbursement by us pursuant to the Administration Agreement during such period, shall not exceed 0.50% of our average net asset value during such period. We have accrued $0.08 million as of December 31, 2016 under the reimbursement provision of the Administration Agreement. It is possible that such amount will be reduced as a result of GECM’s expense cap which will be determined retrospectively as of November 4, 2017.

Duration and Termination

Our Board approved the Investment Management Agreement on August 8, 2016. Unless terminated earlier, the Investment Management Agreement will continue in effect until September 27, 2018, and will renew for successive annual periods thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons.” The Investment Management Agreement will automatically terminate if it is assigned. The Investment Management Agreement may be terminated by either party without penalty upon sixty days’ written notice to the other.

Conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Any material change to the Investment Management Agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the Investment Management Agreement.

Indemnification

We agreed to indemnify GECM, its stockholder and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with it, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

GECM is a Delaware corporation and is registered as an investment adviser under the Advisers Act. GECM’s principal executive offices are located at 800 South Street, Suite 230, Waltham, MA 02453.

Regulation as a Business Development Company

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of:

•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or

•	more than 50% of the outstanding voting securities of such company.

A majority of our directors must be persons who are not interested persons, as that term is defined in the Investment Company Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally unable to sell shares of our common stock at a price below net asset value per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell shares of our common stock at a price below net asset value per share:

•	in connection with a rights offering to our existing stockholders,

•	with the consent of the majority of our common stockholders, or

•	under such other circumstances as the SEC may permit.

For example, we may sell shares of our common stock at a price below the then current net asset value of our common stock if our Board determines that such sale is in our and our stockholders’ best interests, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which shares of our common stock may be the fair value of such shares of common stock. We may be examined by the SEC for compliance with the Investment Company Act.

We may not acquire any asset other than “qualifying assets” unless, at the time we make such acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities or high quality debt securities (within the meaning of the Investment Company Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;

•	does not have any class of securities listed on a national securities exchange;

•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250.0 million; or

•	meets such other criteria as may be established by the SEC.

Control, as defined by the Investment Company Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of our assets, as applicable, are qualifying assets. We will invest in U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock, if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of our common stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary purposes without regard to asset coverage.

We and GECM have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our or GECM’s personnel, respectively. Our and GECM’s codes of ethics generally do not permit investments by our or GECM’s employees, as applicable, in securities that may be purchased or held by us or GECM, as applicable. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GECM. The Proxy Voting Policies and Procedures of GECM are set forth below. The guidelines are reviewed periodically by GECM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GECM.

Introduction

As an investment adviser registered under the Advisers Act, GECM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, GECM recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for GECM’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GECM votes proxies relating to our portfolio securities in what it perceives to be the best interest of its clients. GECM reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by its clients. Although GECM generally votes against proposals that may have a negative impact on its clients’ portfolio securities, GECM may vote for such a proposal if there exists compelling long-term reasons to do so.

GECM proxy voting decisions are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that our vote is not the product of a conflict of interest, GECM requires that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how GECM voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453.

Material Federal Income Tax Matters

We intend to elect to be taxed as a RIC beginning with our tax year that began on October 1, 2016 and ended on December 31, 2016, and we intend to continue to qualify to be taxed as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of:

•	our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis.

To the extent that we retain our net capital gain for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we generally intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. For example, we may be required to recognize OID interest for U.S. federal income tax purposes, which may involve the recognition of distributable income without a corresponding receipt of cash (“phantom income”). Our Board may determine that it is in our stockholders’ best interest for us to pay tax on such phantom income rather that borrow or liquidate portfolio positions to fund a cash distribution to stockholders of such amounts to avoid imposition of the excise tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

If we realize a net capital loss, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

Our Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:

•	disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction;

•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income;

•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);

•	cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;

•	adversely alter the characterization of certain complex financial transactions; and

•	produce income that will not qualify as “good income” for purposes of the 90% annual gross income requirement described above.

We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules and prevent disqualification of us as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or payment-in-kind (“PIK”) interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.

Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

If we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.

If we acquire shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A U.S. Stockholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receives any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that income inclusions from a QEF and subpart F income from CFCs will be “good income” for purposes of the 90% gross income requirement to the extent it is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC’s taxable year would be “good income” for the 90% gross income requirement. The Internal Revenue Service (the “IRS”) has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC’s income would constitute “good income” for purposes of the 90% gross income requirement. The Department of the Treasury, however, has recently proposed regulations that would treat such income as not being “good income” for purposes of the 90% gross income requirement. If such regulations are finalized, and if we realize a material amount of such income and it is not considered “good income” for purposes of the 90% gross income requirement, we may fail to qualify as a RIC.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to our stockholders on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.

Administration Agreement

Our Board approved the Administration Agreement on August 8, 2016. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as the Administrator. Under the Administration Agreement, GECM will, from time to time, provide, or otherwise arrange for the provision of, other services GECM determines to be necessary or useful to perform its obligations under the Administration Agreement, including retaining the services of financial, compliance, accounting and administrative personnel that perform services on our behalf, including personnel to serve as our chief financial officer and chief compliance officer. Under the Administration Agreement, GECM also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GECM assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments made by us to GECM under the Administration Agreement are equal to an amount based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers (including our chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. The Administration Agreement may be terminated by either party without penalty upon sixty days’ written notice to the other party.

We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement.

The Administration Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from or otherwise based upon the rendering of GECM’s services under the Administration Agreement or otherwise as our administrator.

Great Elm License Agreement

We entered into a license agreement with GEC pursuant to which GEC granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the Great Elm Capital Corp. name and the Great Elm Capital logo for so long as GECM, or an affiliate thereof, remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Great Elm Capital Corp.” name. The license agreement may also be terminated by either party without penalty upon 60 days’ written notice to the other.

Brokerage Allocation and Other Practices

GECM does not expect to execute our transactions through any particular broker or dealer, but it plans to seek to obtain the best net results for us taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While GECM will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, GECM may select a broker based partly upon brokerage or research services provided to GECM, us or GECM’s other clients. In return for such services, we may pay a higher commission than other brokers would charge if we or GECM determines in good faith that such commission is reasonable in relation to the services provided.

Properties

Our executive offices are located at 800 South Street, Suite 230, Waltham, MA 02453, and are provided by Great Elm Capital Management, Inc. in accordance with the terms of the Administration Agreement.

Legal Proceedings

From time to time, we, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

Two complaints, captioned Daniel Saunders, on behalf of himself and all others similarly situated, v. Full Circle Capital Corporation, et al., filed on September 23, 2016 (the “Saunders Action”), and William L. Russell, Jr., individually and on behalf of all others similarly situated, v. Biderman, et al. filed on September 12, 2016 and amended on September 22, 2016 (the “Russell Action”), were filed in the United States District Court for the District of Maryland and in the Circuit Court for Baltimore City, (the “Circuit Court”), respectively. On October 7, 2016, a complaint captioned David Speiser, individually and on behalf of all others similarly situated v. Felton, et al., was filed in the Circuit Court (the “Speiser Action,” and together with the Saunders Action and the Russell Action, the “Actions”).

On October 24, 2016, we, Full Circle, GEC, MAST Capital, certain directors of Full Circle and plaintiffs in the Actions reached an agreement in principle providing for the settlement of the Actions on the terms and conditions set forth in a memorandum of understanding (the “MOU”). Pursuant to the terms of the MOU, without agreeing that any of the claims in the Actions have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, Full Circle and the Company agreed to and did make the supplemental disclosures with respect to the merger. The MOU further provides that, among other things, (a) the parties to the MOU will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Circuit Court for review and approval; (b) the Stipulation will provide for dismissal of the Actions on the merits; (c) the Stipulation will include a general release of defendants of claims relating to the transactions contemplated by the Merger Agreement; and (d) the proposed settlement is conditioned on final approval by the Circuit Court after notice to Full Circle’s stockholders. There can be no assurance that the settlement will be finalized or that the Circuit Court will approve the settlement.

Exemptive Relief

We applied to the SEC for exemptive relief that will allow us to co-invest, together with other investment vehicles managed by GECM or MAST Capital, in specific investment opportunities. We are unable to predict whether or not the SEC will grant the requested exemption. If the SEC does not provide the requested exemption, GECM will allocate investment opportunities to different investment vehicles in accordance with its allocation policies.

Custodian and Transfer Agent

A portion of our cash is held in safekeeping by State Street Bank and Trust Company located at 100 Huntington Avenue, Boston, Massachusetts 02116. American Stock Transfer Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

Our Common Stock

Our Common Stock is traded on Nasdaq under the symbol “GECC.” The following table sets forth the range of high and low sales prices of our Shares as reported on Nasdaq, our net asset value per Share for each fiscal quarter since our shares began trading in the public markets on November 7, 2016 and the closing sales price as a premium (discount) to our net asset value per share as reported on Nasdaq:

	NAV(1)	Price Range		High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
		High	Low
Fiscal 2017
Second quarter (through June 29, 2017)	(3)	$11.55	$10.25	(3)	(3)
First quarter	$13.59	$11.82	$10.74	(13)%	(21)%
Fiscal 2016
Fourth quarter (beginning November 7, 2016)	$13.52	$11.90	$10.35	(12)%	(23)%

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated by taking the respective high or low closing sales price, dividing it by net asset value (in each case, as of the end of the applicable quarter), and subtracting 1 from the result.
(3)	The NAV per share as of March 31, 2017 was $13.59. NAV per share as of June 30, 2017 may be higher or lower than $13.59 based on potential changes in valuations, issuances or repurchases of securities, dividends paid and earnings for the quarters then ended.

The last reported sale price of the shares on Nasdaq on June 29, 2017 was $10.82 per share. As of May 15, 2017, there were approximately 11 holders of record of Shares, one of which represents all of our stockholders for whom shares are held in “nominee” or “street name.”

Distributions

We offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

The following table lists the cash distributions, including dividends and returns of capital, if any, per share that we have declared since our formation on April 22, 2016.

Date Declared	Record Date	Payment Date	Amount
Fiscal 2016:
December 22, 2016	December 30, 2016	January 16, 2017	$0.166

Total			0.166

Fiscal 2017:
December 22, 2016	January 31, 2017	February 16, 2017	0.083
December 22, 2016	February 28, 2017	March 15, 2017	0.083
December 22, 2016	March 31, 2017	April 17, 2017	0.083
March 22, 2017	April 28, 2017	May 15, 2017	0.083
March 22, 2017	May 31, 2017	June 15, 2017	0.083
March 22, 2017	June 30, 2017	July 14, 2017	0.083
May 11, 2017	July 31, 2017	August 15, 2017	0.083
May 11, 2017	August 31, 2017	September 15, 2017	0.083
May 11, 2017	September 29, 2017	October 16, 2017	0.083

Total			$0.747

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

During the year ended December 31, 2016, our distributions were made primarily from undistributed net investment income. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the Investment Company Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment.

Issuer Purchases of Shares

The following table summarizes all of our purchases of our shares from our inception through and including March 31, 2017 under a $15.0 million buyback program approved by our Board.

Month	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
November 2016	16,030	$10.81	16,030	$14,826,985
December 2016	82,142	$10.73	98,172	$13,946,200
January 2017	132,434	$11.48	230,606	$12,425,611
February 2017	72,678	$11.26	303,284	$11,607,509
March 2017	40,617	$11.09	343,901	$11,157,069

Total	343,901	$11.17	343,901	$11,157,069

You are urged to obtain current market quotations for the Shares before deciding whether to invest in the Secondary Shares.

We conducted a self-tender offer that expired on May 5, 2017. We purchased 869,565 shares of our common stock, representing approximately 7 percent of our outstanding shares at a price of $11.50 per share on a pro rata basis for a total cost of approximately $10 million, excluding fees and expenses relating to the self-tender offer. The purchase price represented approximately 85% of net asset value per share as of March 31, 2017.

MANAGEMENT

Board of Directors

Our Board is divided into three classes. Directors are elected for staggered terms, with the term of office of only one of these three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act.

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Peter A. Reed	37	Chairman of the Board, President and Chief Executive Officer	2016	2019
John E. Stuart	51	Director	2016	2018
Independent Directors
Mark C. Biderman	71	Director	2016	2017
Randall Revell Horsey	55	Director	2017	2017
Mark Kuperschmid	54	Director	2016	2017

The address for each of our directors is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453.

Peter A. Reed is our President, Chief Executive Officer and Chairman of our Board. Mr. Reed has served as one of GEC’s directors since May 2015. Mr. Reed is a Portfolio Manager and partner at MAST Capital and Chief Investment Officer of GECM. Mr. Reed currently serves as a director of International Wire Group Holdings Inc., a wire products manufacturing company, the chairman of the board of Nebraska Book Holdings, Inc, a retailer in the college bookstore industry, and a director of Avanti Communications Group plc, a UK-based satellite services provider. Prior to joining MAST Capital in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle market companies. Mr. Reed is an “interested person” of GECC as defined in the Investment Company Act due to his position as chief investment officer of GECM, our investment adviser.

John E. Stuart was Full Circle’s chairman and was primarily responsible for overall investment strategies, portfolio management, growth and capital market initiatives through November 2016. Mr. Stuart served as Full Circle’s chief executive officer from Full Circle’s formation until November 2013, and Full Circle’s co-chief executive officer from November 2013 through February 8, 2015. In addition, Mr. Stuart is a managing member of Full Circle Advisors and a managing member of Full Circle Service Company. Mr. Stuart co-founded Full Circle Funding, LP in 2005 and is a managing partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was managing member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. Prior thereto he was co-founder and president of Titan Outdoor Holdings, a New York-based outdoor advertising company, between 1999 and 2002, and was a director until its sale in 2005. Prior thereto, Mr. Stuart was a managing director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996.

Mark C. Biderman served as a member of the board of directors of Full Circle and as chairman of Full Circle’s audit committee. Mr. Biderman also served as the chairman of the Special Committee of Full Circle’s board that negotiated the Merger. Mr. Biderman currently serves as a member of the board of directors and audit committees of Apollo Commercial Real Estate

Finance, Inc., a real estate investment trust. Mr. Biderman also serves as a director and as the chairman of the audit committee of Atlas Energy Group, LLC. Mr. Biderman served as a member of the board of directors and audit committee of Atlas Energy GP, LLC, the general partner of Atlas Energy, L.P., a midstream energy service provider, from February 2011 until February 2015. Mr. Biderman served as a member of the board of directors of Atlas Energy, Inc., an independent natural gas producer, from July 2009 through February 2011. Mr. Biderman served as vice chairman of National Financial Partners, Corp. (NFP), a financial services company focused on distributing financial products, from September 2008 through December 2008. From November 1999 until September 2008, Mr. Biderman served as NFP’s executive vice president and chief financial officer. From May 1987 to October 1999, Mr. Biderman served as managing director and head of the Financial Institutions Group at CIBC World Markets, an investment banking firm, and its predecessor, Oppenheimer & Co., Inc. (Oppenheimer). Prior to investment banking, he was an equity research analyst covering the commercial banking industry. Mr. Biderman was on the “Institutional Investor” All American Research Team from 1973 to 1985 and was First Team Bank Analyst in 1974 and 1976. Mr. Biderman chaired the Due Diligence Committee at CIBC and served on the Commitment and Credit Committees. Mr. Biderman serves on the Board of Governors and as treasurer of Hebrew Union College- Jewish Institute of Religion and on the Advisory Council of the Program in Judaic Studies of Princeton University. Mr. Biderman is a Chartered Financial Analyst.

Randall Revell Horsey has been Senior Vice President and Managing Director, North America of MEGA International since 2017. Mr. Horsey has been a member of the board of directors of Acquicore, Inc., a private real-time energy and management software company since October 2014 and was its interim CFO until 2017. Mr. Horsey was the founding president of HelloWallet, a cloud software company acquired by Morningstar in 2014. Mr. Horsey was a Managing Director at Bank of America Securities, and Head of Technology Corporate and Investment Banking. Prior to that, Mr. Horsey was Head of Equity Capital Markets for Banc of America Securities. Mr. Horsey was a Principal at Montgomery Securities and began his career at Credit Suisse First Boston Corporation.

Mark Kuperschmid has been a private investor/advisor during the past decade across a variety of industries, and he has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company’s Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York.

Executive Officers

Name	Age	Position
Peter A. Reed	37	Chairman of the Board, Chief Executive Officer and President
Michael J. Sell	39	Chief Financial Officer and Treasurer
Robert Wilson	37	Chief Compliance Officer

The address for each executive officer is c/o GECC, 800 South Street, Suite 230, Waltham, MA 02453.

Michael J. Sell is our Chief Financial Officer and Treasurer. Prior to joining GECC, Mr. Sell was Full Circle’s Chief Financial Officer, Treasurer and Secretary since September 2013. Mr. Sell initially joined Full Circle Funding, LP, an affiliate of Full Circle Advisors, as a vice president in June 2008. From August 2010 through September 2012, Mr. Sell was employed by Full Circle’s sub-administrator, Conifer Financial Services, LLC, where he focused on BDC accounting and financial reporting. In September 2012, Mr. Sell rejoined Full Circle Service Company and was appointed as Full Circle’s assistant secretary in December 2012. Prior to joining Full Circle Funding, LP, from January 2007 to May 2008, Mr. Sell was employed by Sky Bell Asset Management, LLC (Sky Bell) as its chief investment officer. From April 2006 through December 2006, Mr. Sell was an independent consultant, providing services to Full Circle Funding, LP as well as to other clients, including Agile Group, LLC (Agile) and Sky Bell. From May 2004 through April 2006, Mr. Sell was employed by Agile in various roles, where he was actively involved in operational and portfolio analysis for its hedge fund of funds. Mr. Sell began his career in September 2001 at PricewaterhouseCoopers, LLP as a senior assurance associate focused on the financial services industry, until departing in April 2004.

Robert Wilson is our Chief Compliance Officer. Mr. Wilson is also MAST’s Chief Financial Officer and Chief Compliance Officer. Mr. Wilson oversees MAST’s management company finance, tax accounting functions and manages MAST’s compliance program. He is also a member of MAST’s Risk Committee, the Best Execution Committee and the Valuation Committee. Prior to joining MAST in 2014, Mr. Wilson was a vice president — fund accounting manager at JP Morgan’s Hedge Fund Services. Previously, he was a Controller at Ignis Asset Management and BlueCrest Capital Management in London. Mr. Wilson started his career as a Controller at Lehman Brothers. Mr. Wilson is a Chartered Global Management Accountant, a global CPA/CIMA designation.

Corporate Governance

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and its Chief Financial Officer. Our code of ethics is posted on our website. We intend to disclose any amendments to or waivers of required provisions of the code by filing reports on Form 8-K.

Director Independence

In accordance with NASDAQ’s rules, our Board will annually determine each director’s independence. We will not consider a director independent unless the board of directors has determined that he or she has no material relationship with us or GECM. We will monitor the relationships of our directors and officers through a questionnaire each director will complete no less frequently than annually and update periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the board of directors will use the definition in NASDAQ’s Rule 5605(a)(2), which provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the BDC, as defined in Section 2(a)(19) of the Investment Company Act.

Our Board determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Messrs. Reed and Stuart.

Additional Information About Our Board and Its Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board considers the appointment of our investment manager, administrator and officers, and reviews and monitors the services and activities performed by our investment manager, administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Our Board may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to her or him by the board. We do not have a fixed policy as to whether the chairman of the Board should be an independent director. We maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that are in the best interests of GECC and our stockholders at such times.

The members of our Board believe that each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors lead to the conclusion that the directors possess the requisite experience, qualifications, attributes and skills to serve on the board of directors. Our Board believes that Mr. Reed’s history with MAST, familiarity with our portfolio and GECM’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board.

Our Board does not have a formal diversity policy as it believes that a candidate’s overall experience and professional background are the most important factors in determining whether such candidate has the right qualifications to serve on our Board. In considering each individual for election as director, our Board took into account a variety of factors, including the candidate’s overall experience and professional background.

Our Board does not currently have a designated lead independent director. Our Board is aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believes these potential conflicts are offset by its strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, compensation, and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Our Board’s Role In Risk Oversight

Our Board performs its risk oversight function primarily through (1) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, (2) active monitoring of its chief compliance officer and (3) our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the compensation committee and the nominating and corporate governance committee assist the board of directors in fulfilling its risk oversight responsibilities.

Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. Our Board will annually review a written report from our chief compliance officer discussing the adequacy and effectiveness of our and our service providers’ respective compliance policies and procedures. Our chief compliance officer’s annual report will address, at a minimum:

•	the operation of our and our service providers’ respective compliance policies and procedures since the last report;

•	any material changes to such policies and procedures since the last report;

•	any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and

•	any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks.

In addition, our chief compliance officer will meet separately in executive session with the independent directors at least once each year.

Our Board believes its role in risk oversight is effective, and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, we are required to comply with regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Audit Committee. Our audit committee operates pursuant to a charter, available on our website, which sets forth the responsibilities of the audit committee. Our audit committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. Our audit committee is composed of Messrs. Biderman, Horsey and Kuperschmid; all of whom are considered independent under Nasdaq’s rules and are not “interested persons” of GECC as that term is defined in Section 2(a)(19) of the Investment Company Act. Mr. Kuperschmid serves as chairman of our audit committee. Our Board has determined that Mr. Biderman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Biderman and Kuperschmid meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. For the fiscal year ended December 31, 2016, the Board held two audit committee meetings.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee operates pursuant to a charter, available on our website. The members of our nominating and corporate governance committee are Messrs. Biderman, Horsey and Kuperschmid; all of whom are considered independent under Nasdaq’s rules and are not “interested persons” of GECC as that term is defined in Section 2(a)(19) of the Investment Company Act. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee thereof, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and management. The nominating and corporate governance committee will consider nominees recommended by our stockholders. The nominating and corporate governance committee did not meet during the fiscal year ended December 31, 2016.

Compensation Committee. Our compensation committee operates pursuant to a charter, available on our website. The charter sets forth the responsibilities of our compensation committee. Our compensation committee is responsible for annually reviewing and recommending for approval to our Board our investment agreement with our external manager. In addition, although we do not directly compensate our executive officers currently, to the extent that we did so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to our Board regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to our Board on our executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committee. Our compensation committee is comprised of Messrs. Biderman, Horsey and Kuperschmid; all of whom are considered independent under Nasdaq’s rules and are not “interested persons” of GECC as that term is defined in Section 2(a)(19) of the Investment Company Act. Mr. Kuperschmid serves as chairman of the compensation committee. The compensation committee did not meet during the fiscal year ended December 31, 2016.

Compensation of Directors

The following table sets forth compensation of our directors for the fiscal year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Peter A. Reed
John E. Stuart
Independent Directors
Mark C. Biderman	$3,972.60	—	$3,972.60
Randall Revell Horsey(4)	—	—	—
Mark Kuperschmid	$19,863.01	—	$19,863.01
Eugene I. Davis(3)	$19,904.11	—	$19,904.11

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	In fiscal year 2016, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Davis resigned from the Board on March 24, 2017.
(4)	Mr. Horsey became a director on May 30, 2017.

No compensation is paid by us to directors who are “interested persons.” Our independent directors each receive an annual fee of $25,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of our audit committee receives an annual fee of $15,000 and each chairman of any other committee receives an annual fee of $10,000 for his or her additional services in these capacities. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors also have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Compensation of Executive Officers

We do not provide direct compensation to our officers. Mr. Reed is indirectly entitled to a portion of any investment advisory fees paid by us to GECM under the Investment Management Agreement through his financial interests in affiliates of GECM. Mr. Sell, who serves as our chief financial officer and treasurer, and Mr. Wilson, our chief compliance officer, are paid by GECM, subject to reimbursement by us of our allocable portion of such compensation under the Administration Agreement. To the extent that GECM outsources any of its functions, we will reimburse GECM for the fees associated with such functions without profit or benefit to GECM. GECM agreed that the aggregate amount of expenses accrued for reimbursement that pertain to direct compensation costs of financial, compliance and accounting personnel that perform services for us, including the fees charged by any sub-administrator to provide such personnel to us for the twelve months ending November 4, 2017, when taken together with such expenses reimbursed or accrued for reimbursement by us pursuant to the Administration Agreement during such period, shall not exceed 0.50% of our average net asset value during such period.

Our Portfolio Managers

GECM manages our portfolio. We consider Mr. Reed, who serves as our chief executive officer, John Ehlinger, a portfolio manager at GECM, and Adam Yates, a portfolio manager at GECM, jointly to be our portfolio managers. Messrs. Reed, Ehlinger and Yates comprise a majority of GECM’s investment committee. GECM’s investment team does not receive any direct compensation from us in connection with the management of our portfolio. Mr. Reed, along with members of GECM’s investment team, through their financial interests in affiliates of GECM, are entitled to a portion of amounts received by GECM under the Investment Management Agreement, less expenses incurred by GECM in performing its services under the Investment Management Agreement. GECM’s investment personnel may be compensated through: (1) annual base salary; (2) cash bonuses; (3) equity in GEC and (4) profit sharing by virtue of ownership of debt or equity securities of affiliates of GECM.

John S. Ehlinger, 48 years old, is a Portfolio Manager of GECC and a Member of GECM’s Investment Committee. Mr. Ehlinger was Head of Research at MAST Capital until 2017. Prior to rejoining MAST, Mr. Ehlinger was the COO & CFO of Wellsense Technologies, a medical device start-up. Before joining Wellsense, Mr. Ehlinger was a Partner at MAST from 2006 to 2011, focusing on distressed and special situations investments. Prior to joining MAST Capital, Mr. Ehlinger worked as a senior analyst and assistant high yield portfolio manager at DDJ Capital Management, LLC, a distressed and high yield debt-focused hedge fund. Before DDJ, Mr. Ehlinger worked as a senior credit analyst for AIG Global Investment Corporation and as an investment banker at Donaldson, Lufkin & Jenrette in Los Angeles. Mr. Ehlinger started his career in Morgan Stanley’s IT and Equity Research departments. Mr. Ehlinger is currently a member of the Board of Trustees and Treasurer of the Charles River School in Dover, MA.

Adam W. Yates, 34 years old, is a Portfolio Manager of GECC and a Member of GECM’s Investment Committee. Mr. Yates was a Partner and the Head Trader at MAST until 2017. Mr. Yates manages MAST Capital’s trading responsibilities and, as a member of the Investment Committee, works closely with the senior investment team in security selection and portfolio construction. Mr. Yates is also a member of MAST Capital’s Risk Committee and Best Execution Committee. Prior to joining MAST Capital in 2007, Mr. Yates was a New Business Coordinator at Appleton Partners, Inc.

Compensation Committee Interlocks and Insider Participation

Currently, none of our executive officers are compensated by us, and as such, our Compensation Committee is not required to produce a report on executive officer compensation for inclusion herein.

During fiscal year 2016, Mr. Reed served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of an entity that had one or more executive officers serve on the compensation committee or on our Board. No current or past executive officers or employees of ours or our affiliates serve on our compensation committee.

Other Accounts Managed

The information below lists the number of other accounts for which our portfolio managers were primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2016.

Portfolio Managers’ Material Conflicts of Interest

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Peter A. Reed	Registered Investment Companies:	—	$—	0	$—
	Other Pooled Investment Vehicles:	4	$773	4	$773
	Other Accounts:	3	$17	3	$17
John S. Ehlinger	Registered Investment Companies:	—	$—	—	$—
	Other Pooled Investment Vehicles:	—	$—	—	$—
	Other Accounts:	—	$—	—	$—
Adam W. Yates	Registered Investment Companies:	—	$—	—	$—
	Other Pooled Investment Vehicles:	—	$—	—	$—
	Other Accounts:	—	$—	—	$—

Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities and affiliates of GECM and investment funds managed by our affiliates or MAST Capital. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Peter A. Reed, our president, chief executive officer and chairman of our Board and GECM’s chief investment officer, continues to be an employee of MAST Capital.

Although funds managed by MAST Capital or GECM may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Neither MAST Capital nor GECM is restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by us. It is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers (including MAST Capital) affiliated with GECM.

We will pay management and incentive fees to GECM, and will reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan or note that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and GECM have the right to terminate the agreement without penalty upon sixty-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation.

Pursuant to the Administration Agreement, we will pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.

Ownership of Securities

As of the date of this prospectus, none of our portfolio managers own any shares of our common stock.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We are a party to the Investment Management Agreement and the Administration Agreement with GECM, which is wholly-owned by GEC. GECM hired all of the employees of MAST Capital, certain of whom also continue to be employees of MAST Capital. Affiliates of GECM entered into agreements with MAST and the initial employees of GECM under which MAST and such employees have indirect financial interests in GECM’s net cash flows from the Investment Management Agreement.

Funds managed by MAST Capital own approximately eight percent of GEC. Mr. Reed serves as a member of the board of directors of GEC, in addition to being our chief executive officer and chief investment officer of GECM. Mr. Reed and certain of GECM’s initial employees also remain employees of MAST Capital where they continue to manage private investment funds, with investment objectives similar to ours.

Funds managed by MAST Capital own approximately thirteen percent of the outstanding shares of Avanti. In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM, including MAST Capital and any advisers that may in the future become affiliated with GEC.

GECM entered into a consulting contract with FS Services LLC, that retained Gregg Felton, Full Circle’s former chief executive officer, and John Stuart, Full Circle’s former chairman and a member of our Board.

We and GEC entered into the license agreement described in this prospectus.

As of March 31, 2017, we and certain MAST Funds held debt securities issued by Avanti, Optima, Everi and Sonifi Solutions, Inc. The Avanti, Optima, and Everi securities held by us were contributed to us by the MAST Funds per the Subscription Agreement.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of the date of this report, GEC is deemed to control (as such term is defined in the Investment Company Act) us.

The following table lists, as of June 29, 2017 the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as request for proxy voting information to: Great Elm Capital Management, Inc., 800 South Street, Suite 230, Waltham, MA 02453.

Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(2)

Interested Directors
Peter A. Reed	10,172	*
John E. Stuart	16,545	*
Independent Directors
Mark C. Biderman	5,037	*
Randall Revell Horsey	—	*
Mark Kuperschmid	—	*
Executive Officers
Michael J. Sell	612	*
Robert Wilson	—	*

Directors and executive officers as a group	32,366	*
5% Beneficial Owners
Great Elm Capital Group, Inc.	1,966,667	17.00%
Entities affiliated with MAST Capital Management, LLC(3)	5,453,882	47.14%

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 11.6 million shares of our common stock issued and outstanding on June 29, 2017.
(3)	Represents Secondary Shares held by the following for which MAST Capital reports that it has sole power to dispose:

•	Mast Credit Opportunities I Master Fund Limited, for which MAST Capital is the investment manager, holds 2,494,139 Secondary Shares. David J. Steinberg reports the Secondary Shares held indirectly by MAST Capital because, as the principal of MAST Capital at the time of purchase, he reports that he controlled the disposition and voting of the securities. MAST Capital reports that it has the right to an asset-based fee relating the above fund.

•	Mast Select Opportunities Master Fund LP, for which MAST Capital is the investment manager, holds 2,802,018 Secondary Shares. David J. Steinberg reports the Secondary Shares held indirectly by MAST Capital because, as the principal of MAST Capital at the time of purchase, he reports that he controlled the disposition and voting of the securities. MAST Capital reports that it has the right to an asset-based fee relating the above fund.

•	Mast Admiral Master Fund LP, for which MAST Capital is the investment manager, holds 157,725 Secondary Shares. David J. Steinberg reports the Secondary Shares held indirectly by MAST Capital because, as the principal of MAST Capital at the time of purchase, he reports that he controlled the disposition and voting of the securities. MAST Capital reports that it has the right to an asset-based fee relating the above fund.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of June 29, 2017. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1) (2)
Interested Directors
Peter A. Reed	Over $100,000
John E. Stuart	Over $100,000
Independent Directors
Mark C. Biderman	$50,001 – $100,000
Randall Revell Horsey	None
Mark Kuperschmid	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $10.82 on June 29, 2017 on the NASDAQ. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of the Company each quarter by subtracting our total liabilities from the fair value of our gross assets.

We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within ninety days are generally valued at amortized cost, which approximates fair value.

Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our valuation policy that has been reviewed and approved by our Board, who also approves in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

Absent the approval by a majority of our common stockholders to allow us to issue common stock at a price below net asset value, our Board or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time of any offering of our shares. Our Board or an authorized committee thereof consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (1) a value that our Board or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the Investment Company Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to each applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan to the extent our shares are trading at a premium to net asset value per share of the common stock. In the case that such newly issues shares of common stock are used to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the date fixed by the board of directors for such purposes. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. Notwithstanding the foregoing, we reserve the right to instruct the plan administrator to purchase shares of our common stock in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new shares, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all shares of Common Stock purchased in the open market in lieu of the market price per share. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, NY 11219 or by phone at (800) 937-5449.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of U.S. federal income tax considerations relevant to a stockholder who purchases our common stock pursuant to a future offering. This summary is subject to differing interpretation or change by legislative or administrative action, and any such differing interpretation or change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, including stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for our shares. This discussion assumes that the stockholders hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.

Taxation of GECC

A discussion of taxation of GECC is included under “The Company — U.S. Federal Income Tax Considerations.”

Taxation of U.S. stockholders

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their tax advisors. Prospective investors that are not U.S. stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. For non-corporate stockholders, capital gains dividends are currently taxed at preferential rates. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).

If we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S.

federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gain and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. As long as a large enough portion of such dividend is paid in cash (there is no definitive guidance as to what percentage of the dividend must be in cash) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.

If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will recognize gain or loss on the sale or exchange of our common stock in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Non-corporate stockholders with income in excess of certain thresholds are, in general, subject to an additional tax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of our common stock.

We may be required to withhold U.S. federal income tax (“backup withholding”), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of shares of our common stock held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.

Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of March 31, 2017. Dollar amounts are presented in thousands.

Year	Total Amount Outstanding(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)		Average Market Value Per Unit(4)
Unsecured Debt
March 31, 2017	$33,646	$6.09	$	N/A	$1.022

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable for senior securities that are not registered for public trading. The average market value per unit for the Notes is based on the average daily prices of such notes and is expressed per $1 of indebtedness since March 31, 2017.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. We intend to apply to have our common stock listed on the NASDAQ Global Select Market under the ticker symbol “GECC.” There are no outstanding options or warrants to purchase shares of our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of May 22, 2017:

Title of Class	Amount Authorized	Amount Held by GECC or for GECC’s Account	Amount Outstanding Exclusive of Amounts Shown in the Adjacent Column
Common Stock	100,000,000	—	11,634,473

Under our articles of incorporation, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our articles of incorporation provides that a majority of the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of shares of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our articles of incorporation authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of shares of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock. The rights of holders of our common and preferred stock may be modified other than by a vote of a majority or more of the shares outstanding, voting as a class. Our board of directors has the authority to amend, alter, or repeal the bylaws of the corporation.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our articles of incorporation contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Our articles of incorporation authorize us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of GECC or any individual who, while a director or officer of GECC and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made, also a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party to, or witness in, by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, in the event that our present or former directors or officers serve another entity as a director, officer, partner or trustee, we expect to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors are divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our articles of incorporation and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our articles of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least a two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our board of directors or (3) by a stockholder who was a stockholder of record at the record date set by our board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by our board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record at the record date set by our board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have had the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 75% of the votes entitled to be cast on the matter:

•	amendments to the provisions of our charter relating to the classification of our board of directors, the power of our board of directors to fix the number of directors and to fill vacancies on our board of directors, the vote required to elect or remove a director, the vote required to approve our dissolution, amendments to our charter and extraordinary transactions and our board of directors exclusive power to amend our bylaws;

•	charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the Investment Company Act);

•	our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution;

•	any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•	any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group, or collectively, “Transacting Persons,” on the other hand.

However, if such amendment, proposal or transaction is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of our charter requires such approval. In either event, in accordance with the requirements of the Investment Company Act, any such amendment, proposal or transaction that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Acquisition Share Act discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire board of directors determines that such rights shall apply.

Control Share Acquisitions

Under the Maryland General Corporation Law, the Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC’s being subject to the Maryland Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

Under Maryland law, the Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The Maryland Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of GECC and increase the difficulty of consummating any offer.

Forum Selection Clause

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. By accepting shares of our common stock in connection with the Merger, you are agreeing to be bound by these provisions.

Waiver of Corporate Opportunity Doctrine

Our charter provides that, we, by resolution of our board of directors, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one of more of our directors or officers.

Conflict with Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of the Adviser and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

PLAN OF DISTRIBUTION

The shares covered by this prospectus may be offered and sold from time to time by the Selling Stockholders. The term “Selling Stockholders” includes pledgees, donees, assignees, transferees or other successors-in-interest selling shares received after the date of this prospectus from any of the Selling Stockholders as a gift, pledge, partnership distribution or other non-sale related transfer. Each selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then-current market price or in negotiated transactions. Each Selling Stockholder may sell its shares by one or more of, or a combination of, the following methods:

•	an underwritten offering;

•	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and

•	resell a portion of the block as principal to facilitate the transaction;

•	an over-the-counter distribution in accordance with the rules of the NASDAQ Global Select Market;

•	in privately negotiated transactions;

•	in options transactions; and

•	any other method permitted by applicable law.

In addition, any shares that qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus. If the selling stockholder uses one or more underwriters in the sale, such underwriter(s) will acquire the shares of our common stock covered by this prospectus for their own account. The underwriter(s) may resell the shares of our common stock in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution, including the names of any underwriters, the purchase price and the proceeds a selling stockholder will receive from the sale, any underwriting discounts and other items constituting underwriters’ compensation, any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers, and any other information we believe to be material.

In connection with distributions of the shares or otherwise, one or more selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with the applicable selling stockholder. A selling stockholder may also sell the common stock short and redeliver the shares to close out such short positions. A selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). A selling stockholder may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).

In effecting sales, broker-dealers or agents engaged by one or more selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholder in amounts to be negotiated immediately prior to the sale. In offering the shares covered by this prospectus, any broker-dealers who execute sales for the selling stockholder may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. The compensation of any broker-dealer may be deemed to be underwriting discounts and commissions. The specific terms of the lock-up provisions, if any, in respect of any given offering will be described in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, the shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of such selling stockholder and its affiliates. In addition, we will make copies of this prospectus available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. A selling stockholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered, the method of distribution and the terms of the offering, including the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.

We agreed to indemnify the selling stockholders against certain liabilities, including certain liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares pursuant to the registration statement of which this prospectus forms a part. Upon our notification by the selling stockholders that any material arrangement has been entered into with an underwriter or broker-dealer for the sale of shares through a block trade, special offering, exchange distribution, secondary distribution or a purchase by an underwriter or broker-dealer pursuant to the registration statement of which this prospectus forms a part, we will file a supplement to this prospectus, if required, pursuant to Rule 497 under the Securities Act, disclosing certain material information, including:

•	the name of the selling stockholder;

•	the number of shares being offered;

•	the terms of the offering;

•	the names of the participating underwriters, broker-dealers or agents;

•	any discounts, commissions or other compensation paid to underwriters or broker-dealers and any discounts, commissions or concessions allowed or reallowed or paid by any underwriters to dealers;

•	the public offering price; and

•	other material terms of the offering.

In addition, upon being notified by the selling stockholders that a donee, pledgee, transferee, other successor-in-interest intends to sell shares, we will, to the extent required, promptly file a supplement to this prospectus to name specifically such person as a selling stockholder.

If underwriters are used in a firm commitment underwriting, the selling stockholders will execute an underwriting agreement with those underwriters relating to the shares of common stock that the selling stockholders will offer. Unless otherwise set forth in a prospectus supplement, the obligations of the underwriters to purchase the shares of common stock will be subject to conditions. The underwriters, if any, will purchase such shares on a firm commitment basis and will be obligated to purchase all of such shares.

The shares of common stock subject to the underwriting agreement will be acquired by the underwriters for their own account and may be resold by them from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may be deemed to have received compensation from the selling stockholders in the form of underwriting discounts or commissions and may also receive commissions from the purchasers of these shares of common stock for whom they may act as agent. Underwriters may sell these shares to or through dealers. These dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

The selling stockholders may authorize underwriters to solicit offers by institutions to purchase the shares of common stock subject to the underwriting agreement from the selling stockholders at the public offering price stated in a prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. If the selling stockholders sell shares of common stock pursuant to these delayed delivery contracts, the prospectus supplement will state that as well as the conditions to which these delayed delivery contracts will be subject and the commissions payable for that solicitation.

The applicable prospectus supplement will set forth whether or not underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the shares of common stock at levels above those that might otherwise prevail in the open market, including, for example, by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids. Underwriters are not required to engage in any of these activities, or to continue such activities if commenced.

The selling stockholders may also enter into hedging transactions with broker-dealers. In connection with such transactions, broker-dealers of other financial institutions may engage in short sales of our common stock in the course of hedging the positions they assume with the selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholders and any underwriters, dealers or agents participating in a distribution of the shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any profit on the sale of the shares by the selling stockholders and any commissions received by broker-dealers may be deemed to be underwriting commissions under the Securities Act.

In the ordinary course of their business activities, any underwriter, broker-dealer or agent and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve our securities and other instruments. Any underwriter, broker-dealer or agent and their respective affiliates may also engage in transactions with or perform services for us or provide other types of financing to us in the ordinary course of their business.

The Selling Stockholders will pay all fees and expenses incurred in connection with the registration and offering of the Secondary Shares pursuant to the Registration Rights Agreement, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, any special experts retained by us, and any underwriting discounts and commissions and transfer taxes. We estimate that the Selling Stockholders’ expenses for the registration in this prospectus of our common stock held by them are approximately $300,000.

We and the selling stockholders each may agree to indemnify an underwriter, broker-dealer or agent against certain liabilities related to the sale by the selling stockholders of our common stock, including liabilities arising under the Securities Act.

To the extent required, this prospectus may be amended and/or supplemented from time to time to describe a specific plan of distribution. Instead of selling the Secondary Shares under this prospectus, the Selling Stockholders may sell Secondary Shares in compliance with Rule 144 under the Securities Act, if available, or pursuant to other available exemptions from the registration requirements of the Securities Act.

To comply with applicable state securities laws, the Secondary Shares will be sold, if necessary, in such jurisdictions only through registered or licensed brokers or dealers. In addition, the Secondary Shares may not be sold in some states absent registration or pursuant to an exemption from applicable state securities laws.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our cash is held in safekeeping by State Street Bank and Trust Company located at 100 Huntington Avenue, Boston, Massachusetts 02116. American Stock Transfer Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Venable LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our statement of assets and liabilities of December 31, 2016 and our statement of operations, statement of changes in net assets and cash flow statement for the period from April 22, 2016 (inception) to December 31, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statement and financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Full Circle and subsidiaries as of June 30, 2016 and 2015, and the related consolidated statements of operations, changes in net assets and cash flows for each of the two years in the period ended June 30, 2016 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are subject to the informational requirements of the Exchange Act. Accordingly, we must also file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You can review and copy such information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549 and the SEC’s Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling te SEC at (800) SEC-0330.

We maintain a website at http://www.greatelmcc.com and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus or any prospectus supplement and should not be relied upon as such. You may also obtain such information free of charge by contacting us in writing at 800 South Street, Suite 230, Waltham, MA 02453.

GREAT ELM CAPITAL CORP.

DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Great Elm Capital Corp.

Boston, Massachusetts

We have audited the accompanying consolidated statement of assets and liabilities of Great Elm Capital Corp. and subsidiaries (the “Company”), including the schedules of investments, as of December 31, 2016, and the related consolidated statement of operations, changes in net assets, cash flows, and financial highlights (presented in Note 11) for the period from April 22, 2016 to December 31, 2016. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2016, by correspondence with the custodian, borrowers and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of Great Elm Capital Corp. and subsidiaries as of December 31, 2016, and the results of their operations, consolidated changes in its net assets, cash flows, and financial highlights for the period from April 22, 2016 to December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

McLean, Virginia

March 29, 2017 (June 30, 2017 as it relates to the financial highlights in Note 11)

GREAT ELM CAPITAL CORP.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

Dollar amounts in thousands (except per share amounts)

Assets
Investments, at fair value (amortized cost of $168,132)	$154,677
Cash and cash equivalents	66,782
Receivable for investments sold	9,406
Interest receivable	4,338
Principal receivable	786
Due from portfolio company	312
Deposit at broker	56
Due from affiliates	80
Prepaid expenses and other assets	107

Total assets	$236,544

Liabilities
Notes payable 8.25% due June 30, 2020 (including unamortized premium of $888)	$34,534
Payable for investments purchased	21,817
Distributions payable	2,123
Due to affiliates	3,423
Accrued expenses and other liabilities	1,663

Total liabilities	$63,560

Commitments and contingencies (Note 6)	$—

Net Assets
Common stock, par value $0.01 per share (100,000,000 shares authorized, 12,790,880 shares issued and outstanding at December 31, 2016 )	$128
Additional paid-in capital	219,317
Accumulated net realized losses	(34,341)
Undistributed net investment income	1,335
Net unrealized depreciation on investments	(13,455)

Total net assets	$172,984

Total liabilities and net assets	$236,544

Net asset value per share	$13.52

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

CONSOLIDATED STATEMENT OF OPERATIONS

APRIL 22, 2016 (INCEPTION) TO DECEMBER 31, 2016

Dollar amounts in thousands (except per share amounts)

Investment Income:
Interest income	$5,313
Other income	518

Total investment income	5,831

Expenses:
Management fees	392
Incentive fees	863
Administration fees	224
Custody fees	10
Directors’ fees	38
Professional services	186
Professional services related to the Merger and Formation transactions	3,471
Interest and credit facility expenses	420
Other expenses	214

Total expenses	5,818
Accrued administration fees waiver	(80)

Net expenses	5,738

Net investment income before taxes	93

Income tax, including excise tax	88

Net investment income	5

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain/(loss) from:
Investments	274
Purchase Accounting	(4,698)
Net change in unrealized appreciation (depreciation) from:
Investments	(13,455)

Net realized and unrealized losses	(17,879)

Net decrease in net assets resulting from operations	$(17,874)

Net investment income per share (basic and diluted):	$0.00 (1)
Earnings per share (basic and diluted):	$(1.39)
Weighted average shares outstanding:	12,852,758

(1)	Rounds to less than 0.005

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

APRIL 22, 2016 (INCEPTION) TO DECEMBER 31, 2016

Dollar amounts in thousands

Increase (decrease) in net assets resulting from operations:
Net investment income	$5
Net realized gain on investments	274
Purchase accounting loss	(4,698)
Net change in unrealized depreciation on investments	(13,455)

Net decrease in net assets resulting from operations	(17,874)

Distributions to stockholders from:
Net investment income	(2,123)

Total distributions to stockholders	(2,123)

Capital transactions:
Cash contribution	30,000
Acquired assets in the formation transaction	90,494
Acquired assets in the merger	73,541
Repurchase of common stock	(1,054)

Net increase in net assets resulting from capital transactions	192,981

Total increase in net assets	172,984

Net assets at end of period	$172,984

Undistributed net investment income	$1,335

Capital share activity
Shares issued — cash contributions	1,966,667
Shares issued — formation transaction	5,935,800
Shares issued — merger	4,986,585
Shares repurchased	(98,172)
Shares outstanding at the end of the period	12,790,880

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

APRIL 22, 2016 (INCEPTION) TO DECEMBER 31, 2016

Dollar amounts in thousands

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(17,874)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(42,516)
Payment-in-kind income	510
Proceeds from sales of investments	10,640
Proceeds from principal payments	31,098
Net realized (gain) loss on investments	(274)
Purchase accounting loss	4,698
Net change in unrealized (appreciation) depreciation on investments	13,455
Amortization of premium and accretion of discount, net	(2,438)
Amortization of premium on long term debt	(40)
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	(9,406)
(Increase) decrease in principal receivable	434
(Increase) decrease in interest receivable	(1,342)
(Increase) decrease in deposit at broker	(56)
(Increase) decrease in due from portfolio company	(224)
(Increase) decrease in due from affiliates	(80)
(Increase) decrease in prepaid expenses and other assets	174
Increase (decrease) in payable for investments purchased	21,817
Increase (decrease) in sub-administration fees payable	77
Increase (decrease) in due to affiliates	890
Increase (decrease) in accrued expenses and other liabilities	(816)

Net cash provided by (used for) operating activities	8,727

Cash flows from financing activities
Cash contributions	59,109
Repurchase of common stock	(1,054)

Net cash provided by (used for) financing activities	58,055

Net increase (decrease) in cash	66,782
Cash, beginning of period	—

Cash, end of period	$66,782

Supplemental disclosure of non-cash financing activities :
Assets purchased for shares	$169,738
Long term debt assumed in the merger	$34,574
Short term debt assumed in the merger	$2,558
Short term debt assumed in the formation	$2,377
Dividends declared, not yet paid	$2,123
Supplemental disclosure of cash flow information:
Cash paid for interest	$460

The accompanying notes are an integral part of these financial statements.

GREAT ELM CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Dollar amounts in thousands

Portfolio Company	Industry	Interest	Maturity	Par Amount/Quantity	Cost	Fair Value	% of NAV
Investments at Fair Value — 89.42%(1)
Corporate Debt — 89.13%(2)
1st Lien/Senior Secured Debt — 82.10%
310E53RD, LLC(3)(4)	Real Estate Holding Company	10.77% (L + 10.00, 10.15% Floor, 16.00% Cap)	07/01/2017	$6,000	5,982	$5,982	3.46%
Ads Direct Media, Inc.(3)(4)(5)	Internet Advertising	16.50% (L + 13.00%, 16.50% Floor)	05/02/2018	2,035	745	830	0.48%
Avanti Communications Group PLC(6)(7)(8)(9)	Wireless Telecommunications Services	10.00%	10/01/2019	70,035	55,298	42,021	24.29%
Chester Downs & Marina LLC / Chester Downs Finance Corp.(6)	Casinos and Gaming	9.25%	02/01/2020	6,000	5,801	5,760	3.33%
Davidzon Radio, Inc.(3)(4)	Radio Broadcasting	11.00% (L + 10.00%, 11.00% Floor)	03/31/2020	10,127	9,358	9,297	5.37%
JN Medical Corporation(3)(4)(5)(10)	Biological Products	16.77% (L + 16.00%, 11.25% Floor, 17.00% Cap)	06/30/2016	3,500	1,750	1,656	0.96%
Luling Lodging, LLC(3)(4)(5)	Hotel Operator	17.77% (L + 17.00%, 12.25% Floor)	12/18/2017	4,500	3,578	3,578	2.07%
OPS Acquisitions Limited and Ocean Protection Services Limited(3)(4)(7)(13)	Maritime Security Services	12.77% (L + 12.00%, 12.50% Floor)	06/01/2018	4,371	4,255	4,286	2.48%
Optima Specialty Steel, Inc.(3)(6)(14)	Metals and Mining	12.50%	12/15/2016	15,100	15,100	13,854	8.01%
PEAKS Trust 2009-1(3)(4)(7)	Consumer Financing	7.50% (L + 5.00%, 7.50% Floor)	01/27/2020	1,862	1,092	1,072	0.62%
PR Wireless, Inc.(3)(14)	Wireless Communications	10.00% (L + 9.00%, 10.00% Floor)	06/27/2020	8,288	7,524	7,645	4.42%
Pristine Environments, Inc., Revolver(3)(4)(11)	Building Cleaning and Maintenance Services	15.27% (L + 14.50%, 11.70% Floor)	03/31/2017	8,129	8,129	8,129	4.70%
Pristine Environments, Inc., Term Loan A(3)(4)(11)	Building Cleaning and Maintenance Services	16.27% (L + 15.50%, 12.70% Floor)	03/31/2017	1,630	1,630	1,630	0.94%
Pristine Environments, Inc., Term Loan B(3)(4)(11)	Building Cleaning and Maintenance Services	16.27% (L + 15.50%, 12.70% Floor)	03/31/2017	3,004	3,004	2,807	1.62%
RiceBran Technologies Corporation(3)(4)	Grain Mill Products	11.52% (L + 10.75%, 11.50% Floor, 12.00% cap)	06/01/2018	1,384	1,384	1,362	0.79%
RiceBran Technologies Corporation(3)(4)	Grain Mill Products	11.52% (L + 10.75%, 11.50% Floor, 12.00% cap)	06/01/2018	1,375	1,362	1,366	0.79%
Sonifi Solutions, Inc.(3)(8)	Consumer Discretionary	8.00%	03/28/2018	11,577	5,933	6,715	3.88%
Tallage Adams, LLC(3)(15)	Real Estate Services	11.00% (L + 10.00%, 11.00% Floor)	12/31/2017	1,505	1,507	1,504	0.87%
Tallage Lincoln, LLC.(3)(15)	Real Estate Services	11.00% (L + 10.00%, 11.00% Floor)	12/31/2019	5,423	5,430	5,415	3.13%
The Finance Company(3)(4)	Consumer Finance	14.02% (L + 13.25%, 13.75% Floor)	03/31/2018	2,697	2,697	2,650	1.53%
The Selling Source, LLC(3)(5)(8)	Information and Data Services	17.00%	12/31/2017	5,155	4,444	4,201	2.43%
Trilogy International Partners(6)	Wireless Telecommunications Services	13.38%	05/15/2019	10,000	10,005	10,250	5.93%
Total 1st Lien/Senior Secured Debt					156,008	142,010	82.10%

Unsecured Debt — 7.03%
Everi Payments, Inc.	Hardware	10.00%	01/15/2022	12,289	11,598	12,166	7.03%
Modular Process Control, LLC(3)(5)(12)	Energy Efficiency Services	5.00%	04/01/2025	800	—	—	—%

Total Unsecured Debt					11,598	12,166	7.03%

Equity/Other — 0.29%
Infinite Aegis Group, LLC, Warrants(3)(12)	Healthcare Billing and Collections	08/01/2023	1	—	—	—%
OPS Acquisitions Limited and Ocean Protection Services Limited, Common Stock(3)(7)(12)	Maritime Security Services		19	—	—	—%
PR Wireless, Inc., Warrants(3)(12)	Wireless Communications	06/27/2024	101	313	314	0.18%
RiceBran Technologies Corporation, Warrants(3)(12)	Grain Mill Products	05/12/2020	300,000	145	119	0.07%
Texas Westchester Financial, LLC, Limited Liability Company Interests(3)(12)(16)	Consumer Financing		9,278	68	68	0.04%

Total Equity/Other				526	501	0.29%

TOTAL INVESTMENTS — 89.42%				$168,132	154,677	89.42%

Other Assets in Excess of Liabilities — 10.58%					$18,307	10.58%
NET ASSETS — 100.00%					$172,984	100.00%

(1)	The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (“London Interbank Offered Rate”) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of December 31, 2016. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of directors.
(4)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2016 was 0.77%.
(5)	Investment was on non-accrual status as of December 31, 2016.
(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.
(7)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Of the Company’s total assets, 20.0% are non-qualifying assets.
(8)	Security pays all or a portion of its interest in kind.
(9)	On January 27, 2017, Avanti announced the completion of its previously announced refinancing, with the settlement of its (1) consent solicitation to permit, among other things, the incurrence of up to $132,500 in super senior indebtedness (the “PIK Toggle Notes”) and the payment of PIK interest on the Existing Notes in lieu of cash for certain future interest payments due on the Existing Notes, (2) the New Money Offer and (3) offer to holders participating in the New Money Offer to exchange a portion of their Existing Notes for additional PIK Toggle Notes. Holders who elected to backstop the New Money Offer also received their pro rata share of additional common equity issued by Avanti in an aggregate amount equal to 9.09% of Avanti’s total outstanding shares. Through completion of the consent solicitation and the New Money Offer, Avanti received $80,000 of new cash funding, with an additional $50,000 of funding available on a delayed draw basis, and will have the ability to defer up to $112,000 of future interest payments through April 2018. The Company took part in the refinancing, exchanging $22,900 of Existing Notes for new PIK Toggle Notes and purchasing an additional $9,200 of PIK

Toggle Notes for $8,900 of funded cash. The Company continues to hold $47,200 of the Existing Notes.

(10)	In February 2017, the Company sold its loan to JNI Medical Corporation for total consideration, including payment for expenses due under the loan agreement of $3,000. The Company recognized approximately $1,000 of realized gain on the sale.
(11)	In February 2016, the Pristine Environments, Inc. loans were refinanced at par plus accrued interest and fees, less approximately $500 of remaining principal on the Term Loan B.
(12)	Non-income producing security.

(13)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, a defined in the Investment Company Act, which are not “Control Investments.” A company is deemed to be an “Affiliate” of the Company if the Company owns 5% or more, but less than 25%, of the voting securities of such company.
(14)	In March 2017, the Optima Specialty Steel, Inc. note was refinanced at par plus accrued interest and fees.
(15)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of December 31, 2016 was 1.00%.
(16)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act. A company is deemed to be a “Control Investment” of the Company if the Company owns more than 25% of the voting securities of such company.

L = LIBOR

As of December 31, 2016, the Company’s investments consisted of the following:

	Period Ended December 31, 2016
Investment Type	Cost	Fair Value
1st Lien/Senior Secured Debt	$156,008	$142,010
Unsecured Debt	11,598	12,166
Equity/Other	526	501

Total Investments	$168,132	$154,677

As of December 31, 2016, the industry composition of the Company’s portfolio at fair value was as follows:

Industry	December 31, 2016
Wireless Telecommunications Services	33.8%
Metals & Mining	9.0
Building Cleaning and Maintenance Services	8.1
Hardware	7.9
Radio Broadcasting	6.0
Wireless Communications	5.2
Consumer Discretionary	4.3
Real Estate Holding Company	3.9
Casinos and Gaming	3.7
Real Estate Services	3.5
Maritime Security Services	2.8
Information and Data Services	2.7
Hotel Operator	2.3
Grain Mill Products	1.8
Enterprise Software Company	1.7
Biological Products	1.1
Real Estate Services	1.0
Consumer Financing	0.7
Internet Advertising	0.5

Total	100.0%

As of December 31, 2016, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	December 31, 2016
United States	70.1%
United Kingdom	29.9%

Total	100.0%

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Dollar amounts in thousands, except share and per share amounts

1. ORGANIZATION

Great Elm Capital Corp. (the Company) was formed on April 22, 2016 as a Maryland corporation. The Company is structured as an externally managed, non-diversified closed-end management investment company. The Company elected to be regulated as a business development company (a BDC) under the Investment Company Act of 1940, as amended (the Investment Company Act). The Company is managed by Great Elm Capital Management, Inc., a Delaware corporation (GECM), a subsidiary of Great Elm Capital Group, Inc., a Delaware corporation (Great Elm Capital Group).

The Company seeks to generate current income and capital appreciation through debt and equity investments. The Company invests primarily in secured and senior unsecured debt instruments that it purchases in the secondary markets.

The Company and Full Circle Capital Corporation, a Maryland corporation (Full Circle), entered into an Agreement and Plan of Merger, dated as of June 23, 2016 (the Merger Agreement). The Merger Agreement provides for the merger of Full Circle with and into the Company (the Merger). The Company agreed to provide indemnity to Full Circle’s directors and officers under certain circumstances. The Company has concluded that its indemnification obligation is remote as of the date of the accompanying financial statements. The Merger was completed on November 3, 2016 and the Company began operations on November 4, 2016. The Company is accounting for the Merger as a business combination under Accounting Standards Codification (ASC) Section 805, Business Combinations (ASC 805). The consideration for the Merger consisted of 4,986,585 shares of common stock, par value $0.01 per share, of the Company (the Common Stock).

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. The Company’s functional currency is U.S. dollars and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and pursuant to Regulation S-X and Regulation S-K.

Prior to the Merger, the Company applied ASC Topic 915, Development Stage Entities (ASC 915) and accordingly had determined whether costs incurred were to be charged to expense when incurred or were to be capitalized or deferred. The Company concluded that costs incurred before the date of the Merger were contingent and these costs were charged to expense as permitted under ASC 915.

Basis of Consolidation. Under the Investment Company Act, Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, the Company is generally precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to the Company. The accompanying consolidated financial statements include our accounts and the accounts of our wholly owned, or previously wholly owned subsidiaries, TransAmerican Asset Servicing Group, Inc. and FC Shale Inc. All intercompany balances and transactions have been eliminated in consolidation.

Revenue Recognition. Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment if such fees are fixed in nature. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, and end-of-term or exit fees that have a contingency feature or are variable in nature are recognized as earned. Prepayment fees and similar income due upon the early repayment of a loan or debt security are generally included in interest income.

Certain of the Company’s debt investments were purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole.

Discounts on the acquisition of corporate debt instruments are generally amortized using the effective-interest or constant-yield method assuming there are no material questions as to collectability. For debt instruments where the Company received original issue discounts, when principal payments on the debt instrument are received in an amount in excess of the debt instrument’s amortized cost, the excess principal payments are recorded as interest income.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation) . We measure realized gains or losses by the difference between the net proceeds from the repayment or sale of an investment and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the first in first out method. Net change in unrealized appreciation or depreciation reflects the net change in portfolio investment values and portfolio investment cost bases during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Organization and Merger Related Costs. Organization and Merger related costs, including costs relating to the formation and incorporation of the business were deemed to be incurred by the Company only subsequent to the Merger being completed. Costs incurred to the date of the Merger were contingent and charged these costs to expense as permitted under ASC 915.

Cash and Cash Equivalents. Cash and cash equivalents consist of bank demand deposits and investments in money market mutual funds. The Company considers cash and cash equivalents to include money market funds and may invest in money market funds as part of its cash management activities. As of December 31, 2016, the Company held $3,233 in cash and cash equivalents and $63,549 in money market mutual funds.

Valuation of Portfolio Investments. The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (ASC 820), which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the Company’s board of directors (the Board of Directors).

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5.

The Company values its portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of the Company, (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (3) are able to transact for the asset, and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. The Company generally obtains market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within ninety days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available, which is the case for many of the Company’s investments, or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by the Board of Directors, who also approve in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Company believes that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

The valuation process approved by the Board of Directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

•	The investment professionals of GECM provide recent portfolio company financial statements and other reporting materials to independent valuation firms approved by the Board of Directors;

•	Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of GECM;

•	The fair value of investments comprising in the aggregate less than 5% of the Company’s total capitalization may be determined by GECM in good faith in accordance with the Company’s valuation policy without the employment of an independent valuation firm;

The Company’s audit committee recommends, and the Board of Directors approves, the fair value of the investments in our portfolio in good faith based on the input of GECM, the respective independent valuation firms (to the extent applicable) and the inputs of each of the audit committee of the Board of Directors and the Board of Directors;

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, and enterprise values.

Foreign Currency Translation. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

U.S. Federal Income Taxes. From inception to September 30, 2016, the Company was a taxable association under Internal Revenue Code of 1986, as amended (the Code). The Company intends to elect to be taxed as a regulated investment company (RIC) under subchapter M of the Code for the partial taxable year beginning on October 1, 2016 and ending December 31, 2016. The Company intends to operate in a manner so as to qualify for the tax treatment applicable to RICs in that taxable year and all future taxable years. In order to qualify as a RIC, among other things, the Company will be required to timely distribute to its stockholders at least 90% of investment company taxable income (ICTI) including payment-in-kind (PIK) interest, as defined by the Code, for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed prior to the 15th day of the ninth month after the tax year-end. So long as the Company maintains its status as a RIC, the Company generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as distributions. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s stockholders and will not be reflected in the financial statements of the Company.

If the Company does not distribute (or is not deemed to have distributed) each calendar year the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the Minimum Distribution Amount), the Company will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Recent Accounting Developments.

In November 2016, the Financial Accounting Standards Board (FASB) issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force). The amendments in this update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU No. 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period, with early adoption permitted. The application of this guidance is not expected to have a material impact on our consolidated financial statements and related disclosures.

3. SIGNIFICANT AGREEMENTS AND RELATED PARTIES

Investment Management Agreement. On September 27, 2016, the Company entered into an investment management agreement (the Investment Management Agreement) with GECM in connection with the transactions described in Note 8. Beginning on November 4, 2016, the Company began accruing for GECM’s fees for its services under the Investment Management Agreement. This fee consists of two components: a base management fee and an incentive fee.

Management Fee The base management fee is calculated at an annual rate of 1.50% of the Company’s average adjusted gross assets, including assets purchased with borrowed funds. The base management fee will be payable quarterly in arrears. The base management fee is calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the then current calendar quarter. Base management fees for any partial quarter are prorated.

For the period ended December 31, 2016, management fees amounted to $392. As of December 31, 2016, $392 remained payable.

Incentive Fee The incentive fee consists of two components, an investment income component and a capital gains component. Under the investment income component, on a quarterly basis, the Company will pay GECM 20% of the amount by which the Company’s pre-incentive fee net investment income (the Pre-Incentive Fee Net Investment Income) for the quarter exceeds a hurdle rate of 1.75% (7.0% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which GECM receives all of such income in excess of the 1.75% level but less than 2.1875% (8.75% annualized) and subject to a total return requirement (described below). The effect of the “catch-up” provision is that, subject to the total return provision, if pre-incentive fee net investment income exceeds 2.1875% of the Company’s net assets at the end of the immediately preceding calendar quarter, in any calendar quarter, GECM will receive 20.0% of the Company’s pre-incentive fee net investment income as if the 1.75% hurdle rate did not apply. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the then current quarter.

Pre-Incentive Fee Net Investment Income includes any accretion of original issue discount, market discount, payment-in-kind interest, payment-in-kind dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that the Company and its consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, Accrued Unpaid Income). Pre-Incentive Fee Net Investment Income does not include any realized capital gains or losses or unrealized capital appreciation or depreciation.

Any income incentive fee otherwise payable with respect to Accrued Unpaid Income (collectively, the Accrued Unpaid Income Incentive Fees) are deferred, on a security by security basis, and becomes payable only if, as, when and to the extent cash is received by the Company or its consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (A) reduce Pre-Incentive Fee Net Investment Income and (B) reduce the amount of Accrued Unpaid Income Incentive Fees previously deferred.

Under the capital gains component of the incentive fee, the Company is obligated to pay GECM at the end of each calendar year 20% of the aggregate cumulative realized capital gains from November 4, 2016 through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees.

Payment of the incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations from and after November 4, 2016 exceeds the cumulative incentive fees accrued and/or paid from and after November 4, 2016. For the purposes of this calculation, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation from and after November 4, 2016.

For the period ended December 31, 2016, the Company incurred Incentive Fees based on income of $863. As of December 31, 2016, $863 remained payable of which $863 of the payable at December 31, 2016 was Accrued Unpaid Income Incentive Fees and $0 was immediately payable after calculating the total return requirement. For the period ended December 31, 2016, the Company accrued Incentive Fees based on capital gains of $0.

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as an investment adviser of the Company.

The Company’s chief executive officer is also chief investment officer of GECM, a partner in MAST Capital Management, LLC (MAST Capital), the investment manager of the Company’s largest stockholders, and a member of the board of directors of Great Elm Capital Group.

Administration Fees. On September 27, 2016, the Company entered into an administration agreement (the Administration Agreement) with GECM to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping record keeping services and other administrative services. The Company will reimburse GECM for its allocable portion of overhead and other expenses of GECM in performing its obligations under the Administration Agreement.

GECM agreed that the aggregate amount of expenses accrued for reimbursement pursuant to the Administration Agreement that pertain to direct compensation costs of financial, compliance and accounting personnel that perform services for the Company, inclusive of the fees charged by any sub-administrator to provide such financial, compliance and/or accounting personnel to the Company (the Compensation Expenses), during the year ending November 4, 2017, when taken together with Compensation Expenses reimbursed or accrued for reimbursement by the Company pursuant to the Investment Management Agreement during such period, shall not exceed 0.50% of the Company’s average net asset value during such period. The Company accrued $80 as of December 31, 2016 under the reimbursement provision of the Administration Agreement. GECM’s expense cap will be determined retrospectively for the year ending November 4, 2017 and as a result such amount may be reduced.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Administration Agreement or otherwise as administrator for the Company.

For the period ended December 31, 2016, the Company incurred expenses under the Administration Agreement of $224. As of December 31, 2016, $138 remained payable.

4. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 — Investments valued using unadjusted quoted prices in active markets for identical assets.

Level 2 — Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

Level 3 — Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments Valuation Techniques and Significant Inputs

Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency may include commercial paper, most government agency obligations, certain corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments Valuation Techniques and Significant Inputs

Bank Loans, Corporate Debt, and Other Debt Obligations

Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on an analysis of market comparables, transactions in similar instruments and/or recovery and liquidation analyses.

Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•    Transactions in similar instruments;

•    Discounted cash flow techniques;

•    Third party appraisals; and

•    Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•    Current financial performance as compared to projected performance;

•    Capitalization rates and multiples; and

•    Market yields implied by transactions of similar or related assets.

The table below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of December 31, 2016. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of December 31, 2016	Significant Unobservable Inputs by Valuation Techniques[1]	Range[2] of Significant Unobservable Inputs (Weighted Average3) as of December 31, 2016
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured and Unsecured Debt $83,979	Discounted cash flows: • Discount Rate Comparable multiples: • EV/EBITDA[4] Liquidation/Waterfall analysis: • EV/EBITDA[4]	11.85% - 39.80% (16.33%) 3.50 - 6.35 (5.76)
	Unsecured Debt $0	Liquidation Value	$0 - $0 ($0)
Equity	Common Stock, LLC Units and Warrants on private stock $314 $68	Comparable multiples: • EV/EBITDA[4] Liquidation Value	3.50 - 6.00 (6.00) $68 - $68 ($68)
Equity	Warrants on publicly traded stock $119	Volatility:	71.10% - 71.10% (71.10%)

[1]	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
[2]	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.

[3]	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
[4]	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of December 31, 2016. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment (if any), call provisions and comparable company valuations. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market multiples would result in an increase or decrease, respectively, in the fair value.

The following is a summary of the Company’s investment assets categorized within the fair value hierarchy as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured and Unsecured Debt	$—	$58,031	$83,979	$142,010
Equity/Other	—	—	501	501
Unsecured Debt	—	12,166	—	12,166

Total investment assets	$—	$70,197	$84,480	$154,677

The following is a reconciliation of Level 3 assets for the period from November 4, 2016 (commencement of operations as a BDC) through December 31, 2016:

Level 3	Beginning Balance as of November 3, 2016	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of December 31, 2016
1st Lien/Senior Secured and Unsecured Debt	$88,849	$35,771	$274	$(926)	$(41,738)	$1,749	$—	$—	$83,979
Equity/Other	526	—	—	(25)	—	—	—	—	501

Total investment assets	$89,375	$35,771	$274	$(951)	$(41,738)	$1,749	$—	$—	$84,480

(1)	Purchases may include PIK, securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at December 31, 2016 totaled $(951) consisting of the following: 1st Lien/Senior Secured and Unsecured Debt $(926) and Equity/Other $(25).

No securities were transferred into the Level 3 hierarchy and no securities were transferred out of the Level 3 hierarchy during the period from November 4, 2016 through December 31, 2016. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

5. DEBT

Notes Payable. On November 3, 2016, the Company assumed $33,646 of Full Circle 8.25% Senior Notes due 2020 (the “Notes”) in connection with the Merger by executing the second supplemental indenture dated November 3, 2016.

The Notes were initially issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively with the second supplemental indenture, the Indenture), between Full Circle Capital Corporation and U.S. Bank National Association (the Trustee). The Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that is later secured) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a fixed rate of 8.25% per annum. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option. The Investment Company Act limits, with certain exceptions, the Company’s borrowing such that its asset coverage ratio, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing. As of December 31, 2016, the Company’s outstanding borrowings were $33,646, and the Company’s asset coverage ratio was 6 to 1.

Information about the Company’s senior securities (including debt securities and other indebtedness) is shown in the following tables as of December 31, 2016.

Year	Total Amount Outstanding(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)		Average Market Value Per Unit(4)
Unsecured Debt
December 31, 2016	$33,646	$6.170	$	N/A	$1.016

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of Great Elm’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable for senior securities that are not registered for public trading. The average market value per unit for the Notes is based on the average daily prices of such notes and is expressed per $1 of indebtedness since November 4, 2016.

The Indenture’s covenants, include compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act, as well as covenants requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. The Company may repurchase the Notes in accordance with the Investment Company Act and the rules promulgated thereunder. Any Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of December 31, 2016, the Company had not repurchased any of the Notes.

The summary information of the Notes for the period ended December 31, 2016, is as follows:

Period Ended December 31, 2016
Borrowing interest expense	$460
Facility fees	—
Amortization of acquisition premium	(40)

Total	$420

Weighted average interest rate	7.86%
Average outstanding balance	$33,646

	As of December 31, 2016
Facility	Commitments	Borrowings Outstanding	Fair Value
Notes	$33,646	$33,646	$34,184

Total	$33,646	$33,646	$34,184

6. COMMITMENTS AND CONTINGENCIES

MAST Capital and Great Elm Capital Group have incurred all organization, transaction-related and offering costs on behalf of the Company which are estimated at approximately $3,471, through December 31, 2016. Following completion of the Merger, the Company’s obligation to reimburse such costs as described in Note 8 became non-contingent, fixed and determinable.

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. As of December 31, 2016, the Company had approximately $2.5 million in unfunded loan commitments, subject to the Company’s approval in certain instances, to provide debt financing to certain of its portfolio companies.

Two complaints, captioned Daniel Saunders, on behalf of himself and all others similarly situated, v. Full Circle Capital Corporation, et al., filed on September 23, 2016 (the Saunders Action), and William L. Russell, Jr., individually and on behalf of all others similarly situated, v. Biderman, et al. filed on September 12, 2016 and amended on September 22, 2016 (the Russell Action), were filed in the United States District Court for the District of Maryland and in the Circuit Court for Baltimore City, (the Circuit Court), respectively. On October 7, 2016, a complaint captioned David Speiser, individually and on behalf of all others similarly situated v. Felton, et al., was filed in the Circuit Court (the Speiser Action, and together with the Saunders Action and the Russell Action, the Actions).

On October 24, 2016, the Company, Full Circle, Great Elm Capital Group, MAST Capital, certain directors of the Full Circle and plaintiffs in the Actions reached an agreement in principle providing for the settlement of the Actions on the terms and conditions set forth in a memorandum of understanding (the MOU). Pursuant to the terms of the MOU, without agreeing that any of the claims in the Actions have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, Full Circle and the Company agreed to and did make the supplemental disclosures with respect to the merger. The MOU further provides that, among other things, (a) the parties to the MOU will enter into a definitive stipulation of settlement (the Stipulation) and will submit the Stipulation to the Circuit Court for review and approval; (b) the Stipulation will provide for dismissal of the Actions on the merits; (c) the Stipulation will include a general release of defendants of claims relating to the transactions contemplated by the Merger Agreement; and (d) the proposed settlement is conditioned on final approval by the Circuit Court after notice to Full Circle’s stockholders. There can be no assurance that the settlement will be finalized or that the Circuit Court will approve the settlement.

7. INDEMFICATION

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company expects to enter into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8. CAPITAL TRANSACTIONS

Formation Transaction

On June 23, 2016, Great Elm Capital Group contributed $30,000 to the Company and the Company issued 30 shares of Common Stock. Such shares were recapitalized into an aggregate of 1,966,667 shares of Common Stock upon the contribution of the Initial GECC Portfolio.

The Company, Great Elm Capital Group and funds managed by MAST Capital (the MAST Funds) entered into a Subscription Agreement, dated as of June 23, 2016 (the Subscription Agreement). The Subscription Agreement provided for (a) the $30,000 capital contribution by Great Elm Capital Group in exchange for 1,966,667 shares of Company Common Stock and (b) contribution by the MAST Funds of a portfolio of debt instruments (the Initial GECC Portfolio) to the Company in exchange for 5,935,800 shares of Common Stock.

On September 27, 2016, the MAST Funds conveyed the Initial GECC Portfolio to the Company and that transaction settled November 1, 2016. On November 1, 2016, the Company issued 5,935,800 shares of Common Stock in exchange for the Initial GECC Portfolio in settlement of the transaction. Under ASC 805, the Company accounted for the contribution of the Initial GECC Portfolio as an asset acquisition as of the settlement date. The cost amounts reflected in the following table are the price at which the assets were transferred, which is viewed as representative of fair value as of November 1, 2016, and the total is included in the accompanying consolidated statement of changes as “Shares issued – formation transactions.”

As of November 3, 2016, the Initial GECC Portfolio was comprised of:

Portfolio Company	Industry	Type of Investment	Interest	Maturity	Par Amount/ Quantity	Cost	Fair Value
Avanti Communications Group plc	Wireless Telecommunications Services	Sr. Secured Notes	10.00%	10-1-19	$70,035	$54,629	$53,577
Everi Payments Inc.	Hardware	Sr. Unsecured Notes	10.00%	1-15-22	$12,289	11,581	11,705
Optima Specialty Steel Inc.	Metals and Mining	Sr. Secured Notes	12.50%	12-15-16	$15,100	13,726	14,164
Tallage Lincoln, LLC	Real Estate Services	Sr. Secured Term Loan	10.00%	5-21-18	$372	372	372
Tallage Adams, LLC	Real Estate Services	Sr. Secured Term Loan	10.00%	12-12-16	$169	181	181
Trilogy International Partners	Wireless Telecommunications Services	Sr. Secured Notes	13.375%	5-15-19	$10,000	10,005	10,000

Total						$90,494	$89,999

In the Subscription Agreement, the Company agreed, to reimburse costs associated with the transactions contemplated by the Subscription Agreement and the Merger Agreement incurred by Great Elm Capital Group and the MAST Funds, if the transaction closed. See Note 6.

Merger

On June 23, 2016, the Company entered into the Merger Agreement with Full Circle. Following approval of the Merger on October 31, 2016 by Full Circle’s stockholders, on November 3, 2016:

•	Full Circle merged into the Company resulting in the Company’s acquisition, by operation of the Merger, of Full Circle’s portfolio that we valued at $74,658 at November 3, 2016;

•	The Company became obligated to issue an aggregate of 4,986,585 shares of Common Stock to former Full Circle stockholders; and

•	The Company’s exchange agent paid a $5.4 million special cash dividend to former Full Circle stockholders.

The Company has accounted for the Merger as a business combination under ASC Topic 805 and Regulation S-X’s purchase accounting guidance. The Company was designated as the accounting acquirer for accounting purposes. The difference between the fair value of Full Circle’s net assets and the consideration was recorded as a purchase accounting loss because the fair value of the assets acquired and liabilities assumed, as of the date of the Merger, was less than the fair value of the merger consideration paid by the Company. The calculation of the purchase accounting loss is detailed in the table below.

Consideration Paid:
Common stock issued	$73,541
Assets acquired:
Cash and cash equivalents	29,109
Investments	74,658
Other assets	2,252
Liabilities assumed:
Notes payable	(34,574)
Other liabilities	(2,600)

Net assets acquired	68,845

Purchase accounting loss	$4,698

The Company incurred approximately $3,471 of transaction-related expenses related to the Formation Transaction and Merger during the period ended December 31, 2016. Transaction-related expenses are comprised primarily of legal, accounting and other professional fees and third party costs.

The following table provides the pro forma consolidated operational data as if the Merger had occurred on January 1, 2016 and we were in operations for the full year. The pro forma consolidated operational data is based on assumptions and estimates; however, these pro forma results are not indicative of the results of operations that would have been obtained had the Merger occurred at the beginning of the period presented, nor do they purport to represent the consolidated results of operations for future periods. Information presented for the year ended December 31, 2015 represents Full Circle’s financial information for the period, unadjusted.

	Twelve Months Ended	Twelve Months Ended
(in thousands, except per share data)	December 31, 2016	December 31, 2015
Total Investment Income	$17,125	$18,320
Net Investment Income	5,853	9,204
Net Decrease in Net Assets Resulting from Operations	$(12,383)	$(7,197)
Weighted average common shares outstanding	6,953	4,957
Net Decrease in Net Assets Resulting from Operations per share, basic and diluted	$(1.78)	$(1.45)

Issuer Purchases of Equity Securities

In the prospectus for the Merger, we announced that we would initiate a stock purchase program. For the quarter ended December 31, 2016, we purchased 98,172 shares under our stock buyback program at a weighted average price of $10.73 per share. As of March 24, 2017, we have cumulatively purchased 338,306 shares under our stock buyback program at the weighted average price of $11.18 per share, resulting in $3.8 million of cumulative cash paid, under the program since November 4, 2016.

Month	Total Number of Shares Purchased	Average Price Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
November 2016	16,030	$10.79	16,030	$14,827
December 2016	82,142	$10.72	82,142	$13,946

Total	98,172	$10.73	98,172

9. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the period ended December 31, 2016:

Period Ended December 31, 2016
Numerator for basic and diluted earnings per share — decrease in net assets resulting from operations	$(17,874)
Denominator for basic and diluted earnings per share — weighted average shares outstanding	12,853
Basic and diluted earnings per share	$(1.39)

Diluted earnings per share equals basic earnings per share because there were no common stock equivalents outstanding during the periods presented. Weighted average shares outstanding represents the weighted average shares outstanding after giving effect to the Merger and Formation Transactions, and as such is calculated from November 3, 2016 through December 31, 2016.

10. TAX INFORMATION

The tax character of distributions during the period ended December 31, 2016, were as follows:

Period Ended December 31, 2016
Distributions paid from:
Ordinary Income	$2,123
Net Long-Term Capital Gains	$0

Total Taxable Distributions	$2,123

As of December 31, 2016, the components of Distributable Earnings (Losses) on a tax basis were as follows:

December 31, 2016
Undistributed Ordinary Income — net	$1,781
Capital Loss Carryforwards	$(41,842)

Total Undistributed Earnings	$(40,061)

Unrealized Earnings (Losses) — net	$(6,402)

Total Accumulated Earnings (Losses) — net	$(46,463)

As of December 31, 2016, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

December 31, 2016
Tax cost	$224,762
Gross unrealized appreciation	$1,837
Gross unrealized depreciation	$(8,239)

Net unrealized depreciation on investments	$(6,402)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to differences in the tax treatment of underlying fund investments.

In order to present certain components of the Company’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Company’s accounts. These reclassifications have no impact on the net asset value of the Company’s and result primarily from dividend redesignations, certain non-deductible expenses, and differences in the tax treatment of paydown gains and losses.

December 31, 2016
Paid-in capital in excess of par	$26,464
Accumulated undistributed net investment income	$3,454
Accumulated net realized gain (loss)	$(29,918)

At December 31, 2016, the Company, for federal income tax purposes, had capital loss carryforwards of $41,842 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Company of any liability for federal income tax. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Of the capital loss carryforwards at December 31, 2016, $34,502 are limited losses and available for use subject to annual limitation under Section 382. Of the capital losses at December 31, 2016, $7,651 are short-term and $34,191 are long term.

ASC 740 Accounting for Uncertainty in Income Taxes (ASC 740) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

11. FINANCIAL HIGHLIGHTS

Below is the schedule of financial highlights of the Company for the period ended December 31, 2016:

November 3, 2016 to December 31, 2016(5)
Per Share Data:(1)
Net asset value, beginning of period	$14.41
Net investment income	0.28
Net realized gains	0.02
Net unrealized losses	(1.05)

Net decrease in net assets resulting from operations	(0.75)

Accretion from share buybacks	0.03
Distributions declared from net investment income(2)	(0.17)
Distributions declared from net realized gains(2)	—
Net decrease resulting from distributions to common stockholders	(0.17)

Net asset value, end of period	$13.52

Shares outstanding, end of year/period	12,791
Total return based on net asset value(3)	(5.30)%
Total return based on market value(3)	(2.03)%

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$172,984
Average net assets	$179,366
Ratio of expenses (without management fees, incentive fees and interest and credit facility expenses) to average net assets(4)(6)	4.37%
Ratio of management fees to average net assets(4)	1.38%
Ratio of interest and credit facility expenses to average net assets(4)	1.48%
Ratio of incentive fees to average net assets(4)	3.04%
Ratio of total expenses to average net assets before waiver(4)(6)	10.27%
Ratio of total expenses to average net assets after waiver(4)(6)	9.99%
Ratio of net investment income to average net assets(4)(6)	10.52%
Portfolio turnover	27%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions declared reflects the actual amount of distributions of record per share for the period.
(3)	Total return based on net asset value is calculated as the change in net asset value per share from November 4, 2016 through December 31, 2016, assuming the Company’s distributions were reinvested through its dividend reinvestment plan. Total return based on market value is calculated as the change in market value per share from November 4, 2016 through December 31, 2016, assuming the Company’s distributions were reinvested through its dividend reinvestment plan, and is assumed to be $12.03 on November 4, 2016. $12.03 represents the closing price of Full Circle’s common stock on its last day of trading prior to the merger, as adjusted by the exchange ratio in the merger agreement.
(4)	Annualized.
(5)	Net asset value at the beginning of the period is the net asset value per share as of the consummation of the merger, as described further in Note 8. Management corrected this heading to correspond to the timing of the merger. The heading was corrected to read “November 3, 2016 to December 31, 2016,” whereas it had previously been presented as “November 4, 2016 (commencement of operations) to December 31, 2016.” November 3, 2016 is the date on which the merger closed; November 4, 2016 is the date on which the Company began operating as the combined entity resulting from the merger. On November 3, 2016 the Fund recognized approximately $3,444 of organization costs in connection with the merger, which were included in calculating the beginning of the period net asset value, and amounted to ($0.27) per share, based on 12,889,104 shares issued and outstanding on November 3, 2016.
(6)	Management corrected the expense ratios to reflect $3,444 of one-time non-recurring organization costs incurred in connection with the merger/formation transaction in the applicable ratio. The ratio of expenses (without management fees, incentive fees and interest and credit facility expenses) to average net assets was corrected to 4.37% (an increase of 1.92 percentage points); the ratio of total expenses to average net assets before waiver was corrected to 10.27% (an increase of 1.92 percentage points), the ratio of total expenses to average net assets after waiver was corrected to 9.99% (an increase of 1.92 percentage points); and the ratio of net investment income to average net assets was corrected to 10.52% (a reduction of 1.92 percentage points).

12. AFFILIATED INVESTMENTS

Affiliated investment as defined by the Investment Company Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at December 31, 2016 represented 2.48% of the Company’s net assets. Fair value as of December 31, 2016 along with transactions during the year ended December 31, 2016 in these affiliated investments was as follows:

		Period Ended December 31, 2016				Period Ended December 31, 2016
Non-Controlled, Affiliated Investments	Fair Value at April 22, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016	Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
OPS Acquisitions Limited and Ocean Protection Services Limited	$—	$4,294	$(40)	$32	$4,286	$—	$89	$—	$—

Totals	$—	$4,294	$(40)	$32	$4,286	$—	$89	$—	$—

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Controlled investment as defined by the Investment Company Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled investments at December 31, 2016 represented 0.04% of the Company’s net assets. Fair value as of December 31, 2016 along with transactions during the year ended December 31, 2016 in these controlled investments was as follows:

		Period Ended December 31, 2016				Period Ended December 31, 2016
Controlled Investments	Fair Value at April 22, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016	Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Texas Westchester Financial, LLC	$—	$68	$—	$—	$68	$—	$—	$—	$—

Totals	$—	$68	$—	$—	$68	$—	$—	$—	$—

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

13. SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following are the quarterly results of operations for the year ended December 31, 2016. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2016(1)	September 30, 2016	June 30, 2016
Investment income	$5,831	$—	$—
Net investment income	5	—	—
Net realized and unrealized losses	(17,879)	—	—
Net decrease in net assets resulting from operations	(17,874)	—	—
Basic and diluted earnings (losses) per common share	(1.39)	—	—
Net asset value per common share at end of quarter	13.52	—	—

(1)	Partial quarter for the period from November 4, 2016 through December 31, 2016.

14. SUBSEQUENT EVENTS

Subsequent events after the have been evaluated through March 29, 2017. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On January 27, 2017, Avanti announced the completion of its previously announced refinancing, with the settlement of its (1) consent solicitation to permit, among other things, the incurrence of up to $132,500 in PIK Toggle Notes and the payment of PIK interest on the Existing Notes in lieu of cash for certain future interest payments due on the Existing Notes, (2) the New Money Offer and (3) offer to holders participating in the New Money Offer to exchange a portion of their Existing Notes for additional PIK Toggle Notes. Holders who elected to backstop the New Money Offer also received their pro rata share of additional common equity issued by Avanti in an aggregate amount equal to 9.09% of Avanti’s total outstanding shares. Through completion of the consent solicitation and the New Money Offer, Avanti received $80,000 of new cash funding, with an additional $50,000 of funding available on a delayed draw basis, and has the ability to defer up to $112,000 of future interest payments through April 2018. The Company took part in the refinancing, exchanging $22,900 of Existing Notes for new PIK Toggle Notes and purchasing an additional $9,200 of PIK Toggle Notes for $8,900. The Company continues to hold $47,200 of the Existing Notes.

In January 2017, the Company purchased an aggregate of $8,000 face value of Nana Development Corp senior secured bonds. The bonds have a coupon of 9.50% and mature March 15, 2019.

In January and February 2017, the Company sold all of its holdings in Trilogy International Partners, LLC. We recognized approximately $290 of realized gain on the sales.

In February 2017, the Company sold its loan to JN Medical Corporation for total consideration, including payment for expenses due under the loan agreement of $3,000. The Company recognized approximately $1,000 of gain on the sale.

In February 2017, the Company’s loans to RiceBran Technologies Corporation were paid off at par plus accrued interest and fees.

In February 2017, certain assets of Pristine Environments were acquired by a newly-formed, wholly owned subsidiary of the Company, PE Facility Solutions LLC. The proceeds of the asset acquisition were used by Pristine Environments to repay all but $500 of our outstanding credit facility.

In March 2017, the Company’s holdings in the 12.50% Senior Secured Notes of Optima Specialty Steel were refinanced at par plus accrued interest of approximately $15.3 million following bankruptcy court approval of Optima’s debtor-in-possession financing, resulting in the reversal of the unrealized loss of approximately $1.2 million at December 31, 2016. The Company received an approximately $12.7 million allocation of such debtor-in-possession facility.

The Company’s board of directors declared the monthly distributions for the second quarter of 2017 at an annual rate of approximately 7.39% of NAV, which equates to $0.083 per month. The schedule of distribution payments is as follows:

Month	Rate	Record Date	Payable Date
April	$0.083	April 28, 2017	May 15, 2017
May	$0.083	May 31, 2017	June 15, 2017
June	$0.083	June 30, 2017	July 14, 2017

Index to Consolidated Financial Statements of Full Circle Capital Corporation and Subsidiaries

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Full Circle Capital Corporation and Subsidiaries

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Full Circle Capital Corporation and Subsidiaries (the Company) as of June 30, 2016 and 2015, and the related consolidated statements of operations, changes in net assets and cash flows for each of the two years in the period ended June 30, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of June 30, 2016, by correspondence with the custodians, management of the underlying investments, as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Full Circle Capital Corporation and Subsidiaries as of June 30, 2016 and 2015, and the results of their operations and their cash flows for the years then ended, and the changes in net assets for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Full Circle Capital Corporation and Subsidiaries’ internal control over financial reporting as of June 30, 2016, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated September 28, 2016 expressed an unqualified opinion on the effectiveness of Full Circle Capital Corporation and Subsidiaries’ internal control over financial reporting.

/s/ RSM US LLP

New York, New York
September 28, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Full Circle Capital Corporation and Subsidiaries

We have audited Full Circle Capital Corporation and Subsidiaries’ internal control over financial reporting as of June 30, 2016, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. Full Circle Capital Corporation and Subsidiaries’ management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Full Circle Capital Corporation and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of June 30, 2016, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities of Full Circle Capital Corporation and Subsidiaries, including the consolidated schedules of investments, as of June 30, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the two years in the period ended June 30, 2016, and our report dated September 28, 2016 expressed an unqualified opinion.

/s/ RSM US LLP

New York, New York
September 28, 2016

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

		June 30, 2016	June 30, 2015
Assets
Control Investments at Fair Value (Cost of $314,312 and $11,409,596, respectively)		$100,000	$5,812,064
Affiliate Investments at Fair Value (Cost of $5,727,925 and $24,434,726, respectively)		313,355	16,019,272
Non-Control/Non-Affiliate Investments at Fair Value (Cost of $89,806,480 and $136,351,581, respectively)		80,708,860	130,282,423

Total Investments at Fair Value (Cost of $95,848,717 and $172,195,903, respectively)	(NOTE 9)	81,122,215	152,113,759
Cash		33,390,695	3,736,563
Interest Receivable		993,965	1,903,606
Principal Receivable		126,448	23,287
Distributions Receivable		—	15,141
Due from Affiliates		—	605,749
Due from Portfolio Investments		93,450	180,300
Receivable on Open Swap Contract		—	1,081
Prepaid Expenses		66,149	66,105
Other Assets		15,286	1,483,578
Deferred Offering Expenses		—	328,168
Deferred Credit Facility Fees	(NOTE 8)	51,486	267,645

Total Assets		115,859,694	160,724,982

Liabilities
Due to Affiliates	(NOTE 5)	388,965	1,052,489
Accrued Liabilities		1,486,055	179,378
Deposit from Swap Counterparty		—	10,380,000
Payable for Investments Acquired		—	15,020,000
Distributions Payable		—	813,240
Interest Payable		3,889	57,605
Other Liabilities		204,313	305,957
Accrued Offering Expenses		—	7,258
Notes Payable 8.25% due June 30, 2020 (plus unamortized premium of $135,498 and $158,504 and less deferred debt issuance costs of $675,046 and $833,541, respectively)	(NOTE 8)	33,105,977	32,970,488

Total Liabilities		35,189,199	60,786,415

Commitments and contingencies	(NOTE 13)	—	—
Net Assets		$80,670,495	$99,938,567

Components of Net Assets
Common Stock, par value $0.01 per share (100,000,000 authorized; 22,472,243 and 23,235,430 issued and outstanding, respectively)		$224,722	$232,354
Paid-in Capital in Excess of Par		128,084,659	132,487,067
Distributions in Excess of Net Investment Income		(107,390)	(119,318)
Accumulated Net Realized Losses		(32,804,994)	(12,579,392)
Accumulated Net Unrealized Losses		(14,726,502)	(20,082,144)

Net Assets		$80,670,495	$99,938,567

Net Asset Value Per Share		$3.59	$4.30

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

		Year Ended June 30, 2016	Year Ended June 30, 2015
Investment Income
Interest Income from Non-Control/Non-Affiliate Investments		$12,610,189	$13,044,316
Interest Income from Affiliate Investments		1,093,451	2,445,713
Interest Income from Control Investments		464,244	1,465,069
Dividend Income from Control Investments		75,207	36,247
Other Income from Non-Control/Non-Affiliate Investments		2,070,241	542,164
Other Income from Affiliate Investments		4,314	98,671
Other Income from Control Investments		119,385	50,000
Other Income from Non-Investment Sources	(NOTE 5)	21,362	67,163

Total Investment Income		16,458,393	17,749,343

Operating Expenses
Management Fee		1,992,111	2,280,058
Incentive Fee		1,263,241	1,798,000

Total Advisory Fees	(NOTE 5)	3,255,352	4,078,058

Allocation of Overhead Expenses		212,783	171,559
Sub-Administration Fees		246,268	256,236
Officers’ Compensation		305,226	303,652

Total Costs Incurred Under Administration Agreement	(NOTE 5)	764,277	731,447

Directors’ Fees		168,000	182,196
Interest Expenses	(NOTE 8)	3,799,951	4,305,558
Professional Services Expense		2,564,170	700,324
Bank Fees		33,302	39,931
Other		549,864	519,600

Total Gross Operating Expenses		11,134,916	10,557,114
Fees Waiver and Expense Reimbursement	(NOTE 5)	(967,372)	(1,420,843)

Total Net Operating Expenses		10,167,544	9,136,271

Net Investment Income		6,290,849	8,613,072
Net Change in Unrealized Gain (Loss) on Investments		5,355,642	(6,237,328)
Net Realized Gain (Loss) on:
Non-Control/Non-Affiliate Investments		(4,388,061)	(4,055,309)
Affiliate Investments		(9,593,394)	321,394
Control Investments		(5,482,804)	(3,842,390)
Open Swap Contract		(1,882,293)	1,081
Foreign Currency Transactions		(101)	(1,248)

Net Realized Gain (Loss)		(21,346,653)	(7,576,472)

Net Increase (Decrease) in Net Assets Resulting from Operations		$(9,700,162)	$(5,200,728)

Earnings (Loss) per Common Share Basic and Diluted	(NOTE 4)	$(0.43)	$(0.35)
Net Investment Income per Common Share Basic and Diluted		$0.28	$0.63
Weighted Average Shares of Common Stock Outstanding Basic and Diluted		22,662,947	14,803,637

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2016	Year Ended June 30, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income	$6,290,849	$8,613,072
Net Change in Unrealized Gain (Loss) on Investments	5,355,642	(6,237,328)
Net Realized Gain (Loss) on:
Investments and Open Swap Contract	(21,346,552)	(7,575,224)
Foreign Currency Transactions	(101)	(1,248)

Net Realized Gain (Loss)	(21,346,653)	(7,576,472)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,700,162)	(5,200,728)

Dividends from Net Investment Income	(6,093,604)	(8,613,072)
Return of Capital	(1,051,922)	(1,031,916)

Net Decrease in Net Assets Resulting from Distributions	(7,145,526)	(9,644,988)

Capital Share Transactions:
Repurchase of Common Stock Under Share Repurchase Program	(2,422,384)	—
Issuance of Common Stock	—	43,246,786
Less Offering Costs and Underwriting Fees	—	(1,442,780)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,422,384)	41,804,006

Total Increase (Decrease) in Net Assets	(19,268,072)	26,958,290
Net Assets at Beginning of Year	99,938,567	72,980,277

Net Assets at End of Year	$80,670,495	$99,938,567

Capital Share Activity:
Shares Repurchased Under Share Repurchase Program	(763,187)	—
Shares Issued	—	11,792,396
Shares Outstanding at Beginning of Year	23,235,430	11,443,034

Shares Outstanding at End of Year	22,472,243	23,235,430

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended June 30, 2016	Year Ended June 30, 2015
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,700,162)	$(5,200,728)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used in) Operating Activities
Purchases of Investments	(96,437,681)	(136,691,882)
Increase in Investments Due to PIK	(291,992)	(429,720)
Proceeds from Sale or Refinancing of Investments and Open Swap Contract	153,241,487	122,880,572
Net Realized (Gain) Loss on:
Investments and Open Swap Contract	21,346,552	7,575,224
Foreign Currency Transactions	101	1,248
Net Change in Unrealized (Gain) Loss on Investments	(5,355,642)	6,237,328
Amortization and Accretion of Fixed Income Premiums and Discounts	(1,511,281)	(1,496,851)
Amortization and Accretion of Deferred Debt Issuance Premiums and Costs	135,489	129,066
Amortization of Deferred Credit Facility Fees	282,278	274,826
Write-off of Deferred Operating Expenses	320,910	—
Change in Operating Assets and Liabilities
Deposit with Broker	—	2,525,000
Interest Receivable	909,641	(886,880)
Principal Receivable	(103,161)	183,946
Distributions Receivable	15,141	(15,141)
Due from Affiliates	605,749	(601,476)
Due from Portfolio Investments	86,850	(45,012)
Receivable on Open Swap Contract	1,081	—
Prepaid Expenses	(44)	(8,635)
Other Assets	1,468,292	(733,252)
Due to Affiliates	(663,524)	160,523
Accrued Liabilities	1,306,677	(5,479)
Deposit from Swap Counterparty	(10,380,000)	10,380,000
Due to Broker	—	(25,000,221)
Payable for Investments Acquired	(15,020,000)	(9,880,172)
Interest Payable	(53,716)	12,351
Other Liabilities	(101,644)	(770,843)

Net Cash Provided by (Used in) Operating Activities	40,101,401	(31,406,208)

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

	Year Ended June 30, 2016	Year Ended June 30, 2015
Cash Flows from Financing Activities:
Bank Overdraft	—	(821,316)
Borrowings Under Credit Facility	101,505,921	200,789,889
Payments Under Credit Facility	(101,505,921)	(209,225,352)
Distributions Paid to Shareholders	(7,958,766)	(9,598,431)
Deferred Credit Facility Fees	(66,119)	(93,121)
Payment of Offering Expenses and Underwriting Fees	—	(1,799,518)
Payment of Distribution Notes	—	—
Proceeds from Notes Payable	—	12,643,834
Proceeds from Issuance of Common Stock	—	43,246,786
Payment for Repurchase of Common Stock Under Share Repurchase Program	(2,422,384)	—

Net Cash (Used in) Provided by Financing Activities	(10,447,269)	35,142,771

Total Increase (Decrease) in Cash	29,654,132	3,736,563
Cash Balance at Beginning of Year	3,736 ,563	—

Cash Balance at End of Year	$33,390,695	$3,736,563

Supplemental Disclosure of Non-Cash Operating Activities:
Exercise of General Cannabis Corp. Warrant into Common Stock	$—	$486,786
Supplemental Disclosures of Non-Cash Financing Activities:
Distributions Declared, Not Yet Paid	$—	$813,240
Accrued Offering Expenses	$—	$7,258
Supplemental Disclosure of Cash Flow Information:
Cash Paid During the Period for Interest	$3,435,900	$3,889,315

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

Description and Industry (1)	Type of Investment (2)	Par Amount/Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments (3)
Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests ^	9,278	$314,312	$100,000	0.12%

Total Control Investments			314,312	100,000	0.12%

Affiliate Investments (4)
US Oilfield Company, LLC Oil and Gas Field Services	Senior Secured Revolving Loan, 12.47% (one month LIBOR plus 12.00%), 12/31/2017 (5)	$186,624	186,624	10,137	0.01%
	Senior Secured Term Loan A, 12.47% (one month LIBOR plus 12.00%), 12/31/2017 (5)	$861,728	856,358	46,809	0.06%
	Senior Secured Term Loan B, 12.47% (one month LIBOR plus 12.00%), 12/31/2017 (5)	$4,720,391	4,684,943	256,409	0.32%
	Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024 ^	1	—	—	—%
	Warrants for 4.788% of the outstanding Class B non-voting LLC interests (strike price $0.01), expire 8/13/2024 ^	4	—	—	—%

			5,727,925	313,355	0.39%

Total Affiliate Investments			5,727,925	313,355	0.39%

Other Investments
310E53RD, LLC Real Estate Holding Company	Senior Secured Term Loan, 10.47% (one month LIBOR plus 10.00%, 10.15% floor, 16.00% cap) 7/1/2017	$6,000,000	5,935,776	6,000,000	7.44%
Ads Direct Media, Inc. Internet Advertising	Senior Secured Term Loan, 12.00% 5/2/2018, (5)	$2,072,539	1,885,195	1,115,711	1.38%
	Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024 ^	1	—	—	—%

			1,885,195	1,115,711	1.38%

AP Gaming I, LLC Gambling Machine Manufacturer	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	$3,949,367	3,915,675	3,712,405	4.60%
Aptean, Inc Enterprise Software Company	Unfunded Revolving Loan, 4.22% (one month LIBOR plus 3.75%) (purchased with an 11.00% netback), 2/26/2019 (6)	$7,500,000	(696,402)	(640,152)	(0.79)%
Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$1,683,179	1,683,179	1,784,058	2.21%
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan – Term A, 14.97% (one month LIBOR plus 14.50%), 9/1/2016 (5)	$121,127	121,127	146,128	0.18%
	Senior Secured Term Loan – Term B, 16.72% (one month LIBOR plus 16.25%), 9/1/2016 (5)	$446,465	446,465	471,467	0.59%

			567,592	617,595	0.77%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

Description and Industry (1)	Type of Investment (2)	Par Amount/Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Bioventus, LLC Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	$6,000,000	$5,954,883	$6,000,000	7.44%
Davidzon Radio, Inc. Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	$10,334,155	8,809,981	9,650,035	11.96%
GC Pivotal, LLC Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	$3,164,000	3,170,905	3,096,712	3.84%
Infinite Aegis Group, LLC Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023 ^	1	107,349	—	—%
JN Medical Corporation Biological Products	Senior Secured Term Loan, 16.47%, (one month LIBOR plus 16.00%, 11.25% floor, 12.00% cap), 6/30/2016 (5),(9)	$3,500,000	3,500,000	3,249,213	4.03%
Luling Lodging, LLC Hotel Operator	Senior Secured Term Loan, 12.47% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017 (8)	$4,500,000	4,476,382	3,053,505	3.79%
Modular Process Control, LLC Energy Efficiency Services	Unsecured Loan, 5.00%, 4/1/2025 (5)	$800,000	800,000	—	—%
OPS Acquisitions Limited and Ocean Protection Services Limited* Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$4,596,293	4,490,547	4,449,058	5.52%
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020 (10)	$2,129,426	1,873,367	1,787,014	2.21%
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,330,000	7,756,435	7,497,000	9.29%
	Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024 ^	1	634,145	209,844	0.26%

			8,390,580	7,706,844	9.55%

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 14.97% (one month LIBOR plus 14.50%, 11.70% floor), 3/31/2017	$5,990,807	5,990,807	5,990,807	7.42%
	Senior Secured Term Loan A, 15.97% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	$1,515,546	1,513,330	1,515,546	1.88%
	Senior Secured Term Loan B, 15.97% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	$2,848,423	2,828,824	2,845,575	3.53%

			10,332,961	10,351,928	12.83%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

Description and Industry (1)	Type of Investment (2)	Par Amount/Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
RiceBran Technologies Corporation Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	$1,958,382	$1,916,188	$1,889,838	2.34%
	Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	$1,500,000	1,435,956	1,452,500	1.80%
	Warrants for 300,000 shares (at a $1.85 strike price), expire 5/12/2020 ^	300,000	39,368	110,905	0.14%

			3,391,512	3,453,243	4.28%

Sundberg America, LLC et al. Appliance Parts Distributor	Senior Secured Notes, 9.50%, 4/30/2020	$7,278,684	7,247,922	7,278,684	9.02%
The Finance Company, LLC Consumer Financing	Senior Secured Revolving Loan, 13.25% (one month LIBOR plus 12.75%, 13.25% floor), 3/31/2018	$1,841,325	1,841,325	1,848,752	2.29%
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 17.00%, 12/31/2017**	$4,924,966	4,132,707	3,965,090	4.92%
US Shale Solutions, Inc. Oil and Gas Field Services	Senior Secured Term Loan, 10.00%, 9/15/2018 **	$1,084,337	1,084,337	1,059,036	1.31%
	Subordinated Secured Term Loan, 12.00%, 9/15/2019 **	$2,584,968	2,584,968	1,170,129	1.45%
	Limited Liability Company Interests (7), ^	15,079	4,325,739	—	—%

			7,995,044	2,229,165	2.76%

Total Other Investments			89,806,480	80,708,860	100.05%

Total Investments			$95,848,717	$81,122,215	100.56%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2016.

	June 30, 2016
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$76.7	95.04%
United Kingdom	4.4	5.52

Total	$81.1	100.56%

	June 30, 2016
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Building Cleaning and Maintenance Services	$10.4	12.83%
Radio Broadcasting	9.7	11.96
Wireless Communications	7.6	9.55
Appliance Parts Distributor	7.3	9.02
Real Estate Holding Company	6.0	7.44
Specialty Pharmaceuticals	6.0	7.44
Maritime Security Services	4.4	5.51
Information and Data Services	4.0	4.92
Consumer Financing	3.7	4.63
Gambling Machine Manufacturer	3.7	4.60
Grain Mill Products	3.5	4.28
Biological Products	3.2	4.03
Data Connectivity Service Company	3.1	3.84
Hotel Operator	3.1	3.79
Oil and Gas Field Services	2.5	3.15
Outdoor Advertising Services	1.8	2.21
Internet Advertising	1.1	1.38
Equipment Rental Services	0.6	0.77
Healthcare Billing and Collections	—	—
Energy Efficiency Services	—	—
Enterprise Software Company	(0.6)	(0.79)

Total	$81.1	100.56%

(1)	The Company’s investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (“London Interbank Offered Rate”) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2016. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

(3)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.
(4)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.
(5)	Investments were on non-accrual status as of June 30, 2016.
(6)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future. The cost basis of the loan reflects the unamortized portion of the “netback” received on the settlement date when the Company acquired the commitment. The par value disclosure represents the size of the commitment.
(7)	Full Circle Capital Corporation’s equity investment in US Shale Solutions, Inc. is held through its wholly owned subsidiary FC Shale Inc.
(8)	Investment is on non-accrual status as of July 19, 2016.
(9)	On August 17, 2016, the Company foreclosed on the commercial property underlying its loan to JN Medical Corporation (“JNI”). Subsequent to the foreclosure, on September 14, 2016 the Company entered into a forbearance agreement with JNI, which among other things, required JNI to enter into a triple net lease agreement with respect to the commercial property and to fund an initial payment of $730,723 to the Company in addition to resuming all other obligations under the loan agreement.
(10)	The Company holds collateralized note obligations from PEAKS Trust 2009-1. ITT Educational Services Inc. (“ITT”) has guaranteed payment on these notes. On August 26, 2016, ITT announced that it would no longer be accepting new students for enrollment during the current academic year. Subsequently ITT terminated operations at its campuses and on September 16, 2016 ITT filed for Chapter 7 bankruptcy. To the degree that ITT has liabilities in excess of the proceeds resulting from the Chapter 7 proceedings, ITT may not be able to meet obligations under its guarantee, which could impair the value of the notes. At August 31, 2016, the Company valued the notes at 70.91% of par value as compared to 83.92% of par value at June 30, 2016. The Company is currently reviewing the situation, but does not expect a significant change in the value of the notes due to the status of ITT.
*	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Of the Company’s total assets, 5.3% are non-qualifying assets.
**	Security pays all or a portion of its interest in kind.
^	Security is a nonincome-producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2015

Description and Industry (1)	Type of Investment (2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments (3)
Takoda Resources Inc.* Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016 (9)	$3,054,532	$3,054,532	$161,585	0.16%
	Common Stock ^,(5)	749	—	—	—%

			3,054,532	161,585	0.16%

Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests ^	9,278	491,713	177,500	0.18%
The Finance Company, LLC Consumer Financing	Senior Secured Term Loan, 15.00% (one month LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$4,195,915	4,187,977	4,204,167	4.21%
	Limited Liability Company Interests	50	140,414	802,027	0.80%

			4,328,391	5,006,194	5.01%

TransAmerican Asset Servicing Group, LLC Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016 (9)	$3,563,246	3,534,960	466,785	0.47%
	Limited Liability Company Interests ^,(6)	75	—	—	—%

			3,534,960	466,785	0.47%

Total Control Investments			11,409,596	5,812,064	5.82%

Affiliate Investments (4)
Modular Process Control, LLC Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017	$1,297,884	1,294,200	1,175,320	1.18%
	Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017	$4,900,000	4,743,125	2,296,957	2.30%
	Senior Secured Term Loan – Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017**	$953,143	953,143	191,550	0.19%
	Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expires 3/28/2023 ^	1	288,000	—	—%

			7,278,468	3,663,827	3.67%

ProGrade Ammo Group, LLC Munitions	Senior Secured Revolving Loan, 9.19% (one month LIBOR plus 9.00%, 9.19% floor), 3/30/2016 (9)	$1,821,447	1,821,447	1,821,447	1.82%
	Senior Secured Term Loan, 16.19% (one month LIBOR plus 16.00%, 16.19% floor), 3/30/2016 (9)	$4,843,750	4,843,750	768,862	0.77%
	Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018 ^	181,240	176,770	—	—%

			6,841,967	2,590,309	2.59%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry (1)	Type of Investment (2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (4) (continued)
SOLEX Fine Foods, LLC; Catsmo, LLC Food Distributors and Wholesalers	Senior Secured Term Loan, 12.33% (one month LIBOR plus 12.14%), 12/28/2016	$3,861,696	$3,814,813	$3,832,347	3.83%
	Limited Liability Company Interests ^,(7)	1	290,284	—	—%
	Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022 ^,(7)	1	58,055	—	—%

			4,163,152	3,832,347	3.83%

US Oilfield Company, LLC Oil and Gas Field Services	Senior Secured Revolving Loan, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$545,118	545,118	545,118	0.55%
	Senior Secured Term Loan A, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$854,167	847,155	840,415	0.84%
	Senior Secured Term Loan B, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$4,368,132	4,328,366	4,297,805	4.30%
	Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024 ^	1	—	—	—%
	Warrants for 1.824% of the outstanding Class B non-voting LLC interests (strike price $0.01), expires 8/13/2024 ^	2	—	—	—

			5,720,639	5,683,338	5.69%

West World Media, LLC Information and Data Services	Limited Liability Company Interests ^,(8)	148,326	430,500	249,451	0.25%

Total Affiliate Investments			24,434,726	16,019,272	16.03%

Other Investments
Ads Direct Media, Inc. Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017	$2,406,250	2,387,763	2,392,294	2.39%
	Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024 ^	1	—	—	—%

			2,387,763	2,392,294	2.39%

AP Gaming I, LLC Gambling Machine Manufacturer	Unfunded Revolving Loan, 8.25%, 12/20/2018 (10)	$—	(146,988)	(146,988)	(0.15)%
	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	$3,989,873	3,950,167	3,950,167	3.95%

			3,803,179	3,803,179	3.80%

Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$1,915,341	1,915,341	1,979,058	1.98%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry (1)	Type of Investment (2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan –Term A, 14.69% (one month LIBOR plus 14.50%), 7/31/2015	$132,866	$132,866	$146,525	0.15%
	Senior Secured Term Loan –Term B, 16.44% (one month LIBOR plus 16.25%), 7/31/2015	$485,725	485,725	493,449	0.49%

			618,591	639,974	0.64%

Bioventus, LLC Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	$6,000,000	5,944,426	5,970,000	5.97%
Butler Burgher Group, LLC Real Estate Management Services	Senior Secured Revolving Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$750,000	745,237	800,000	0.80%
	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$7,349,264	7,302,515	7,716,728	7.72%

			8,047,752	8,516,728	8.52%

Davidzon Radio, Inc. Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	$10,897,013	8,991,089	9,262,098	9.27%
Fuse, LLC Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,041,962	5,775,000	5.78%
GC Pivotal, LLC Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	$3,164,000	3,171,910	3,171,910	3.17%
General Cannabis Corp. Non-Residential Property Owner	Common Stock ^	654,409	515,094	1,308,818	1.31%
GK Holdings Inc. IT and Business Skill Training	Subordinated Secured Term Loan, 10.50% (one month LIBOR plus 9.50%, 10.50% floor), 1/20/2022	$2,000,000	1,962,074	1,980,000	1.98%
Good Technology Corporation Mobile Device Management	Senior Secured Note, 5.00%, 10/1/2017	$10,000,000	8,201,173	8,845,667	8.85%
	Warrants for 203.252 shares (at a $4.92 strike price), expire 9/30/2018 ^	10,000	2,289,400	2,289,400	2.29%

			10,490,573	11,135,067	11.14%

Granite Ridge Energy, LLC Power Generation	Common Stock ^	60,000	12,975,000	12,975,000	12.98%
GW Power, LLC and Greenwood Fuels WI, LLC Electric Services	Senior Secured Term Loan, 12.19% (one month LIBOR plus 12.00%, 12.16% floor), 3/31/2016	$5,320,388	5,299,835	5,255,480	5.26%
Infinite Aegis Group, LLC Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023 ^	1	107,349	—	—%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry (1)	Type of Investment (2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
JN Medical Corporation Biological Products	Senior Secured Term Loan, 11.25%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	$3,481,766	$3,449,367	3.45%
Lee Enterprises, Incorporated Daily and Weekly Newspaper Publisher	Senior Secured Notes, 9.50%, 3/15/2022	$2,000,000	2,045,000	2,045,000	2.05%
Luling Lodging, LLC Hotel Operator	Senior Secured Term Loan, 12.25% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	$4,500,000	4,463,119	4,303,650	4.31%
Medinet Investments, LLC Medical Liability Claims Factoring	Senior Secured Revolving Loan, 13.50%, (one month LIBOR plus 13.00%, 13.50% floor), 7/23/2017	$188,313	183,211	103,083	0.10%
New Media West, LLC Cable TV/Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017 (9)	$3,811,681	3,811,681	—	—%
OPS Acquisitions Limited and Ocean Protection Services Limited* Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$5,950,000	5,913,412	5,968,246	5.97%
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$3,450,828	2,947,443	2,705,449	2.71%
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,415,000	7,618,897	7,573,500	7.58%
	Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024 ^	1	634,145	378,675	0.38%

			8,253,042	7,952,175	7.96%

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (one month LIBOR plus 11.50%, 11.70% floor), 3/31/2017	$5,614,310	5,614,310	5,863,211	5.87%
	Senior Secured Term Loan A, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,607,656	1,602,678	1,685,037	1.69%
	Senior Secured Term Loan B, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$3,026,563	2,979,285	3,172,039	3.17%

			10,196,273	10,720,287	10.73%

RiceBran Technologies Corporation Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor), 6/1/2018	$1,000,000	939,362	939,362	0.94%
	Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor), 6/1/2018	$2,500,000	2,348,330	2,348,330	2.35%
	Warrants for 300,000 (at a $5.25 strike price), expires 5/12/2020 ^	300,000	39,368	27,000	0.03%

			3,327,060	3,314,692	3.32%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry (1)	Type of Investment (2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Sundberg America, LLC et al. Appliance Parts Distributor	Senior Secured Notes, 9.50%, 4/30/2020	$8,000,000	$7,960,112	$7,960,112	7.97%
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 15.00%, 12/31/2017**	$3,869,881	3,855,453	3,140,666	3.14%
US Shale Solutions, Inc. Oil and Gas Field Services	Senior Secured Note, 12.50%, 9/1/2017 (9)	$9,000,000	6,641,957	4,455,000	4.46%
	Warrants for 2.78 shares (at a $0.01 strike price), expire 9/1/2024 ^	9,000	114	90	0.00%

			6,642,071	4,455,090	4.46%

Total Other Investments			136,351,581	130,282,423	130.36%

Total Investments			$172,195,903	$152,113,759	152.21%

Counterparty	Instrument	# of Contracts	Notional	Cost	Fair Value	% of Net Asset Value
Open Swap Contract
Reef Road Master Fund, Ltd.	Total Return Swap, Pay Total Return on 60,000 shares of Granite Ridge Energy, LLC, Receive 3.00% Fixed Rate, expires June 29, 2016	1	$12,975,000	$—	$—	—%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2015.

	June 30, 2015
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$145.9	146.08%
United Kingdom	6.0	5.97
Canada	0.2	0.16

Total	$152.1	152.21%

	June 30, 2015
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Power Generation	$13.0	12.98%
Mobile Device Management	11.1	11.14
Building Cleaning and Maintenance Services	10.7	10.73
Oil and Gas Field Services	10.1	10.14
Radio Broadcasting	9.3	9.27
Real Estate Management Services	8.5	8.52
Appliance Parts Distributor	8.0	7.97
Wireless Communications	8.0	7.96
Consumer Financing	7.9	7.90
Specialty Pharmaceuticals	6.0	5.97
Maritime Security Services	6.0	5.97
Television Programming	5.8	5.78
Electric Services	5.2	5.26
Hotel Operator	4.3	4.31
Food Distributors and Wholesalers	3.8	3.83
Gambling Machine Manufacturer	3.8	3.81
Energy Efficiency Services	3.6	3.67
Biological Products	3.4	3.45
Information and Data Services	3.4	3.39
Grain Mill Products	3.3	3.32
Data Connectivity Service Company	3.2	3.17
Munitions	2.6	2.59
Internet Advertising	2.4	2.39
Daily and Weekly Newspaper Publisher	2.0	2.05
IT and Business Skill Training	2.0	1.98
Outdoor Advertising Services	2.0	1.98
Non-Residential Property Owner	1.3	1.31
Equipment Rental Services	0.6	0.64
Asset Recovery Services	0.5	0.47
Geophysical Surveying and Mapping Services	0.2	0.16
Medical Liability Claims Factoring	0.1	0.10
Cable TV/Broadband Services	—	—

Total	$152.1	152.21%

(1)	The Company’s investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (“London Interbank Offered Rate”) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2015. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.
(4)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.
(5)	Full Circle Capital Corporation’s equity investment in Takoda Resources Inc. is held through its wholly owned subsidiary FC Takoda Holdings, LLC.
(6)	Full Circle Capital Corporation’s equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly owned subsidiary TransAmerican Asset Servicing Group, Inc.
(7)	Full Circle Capital Corporation’s equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly owned subsidiary FC New Specialty Foods, Inc.
(8)	A portion of Full Circle Capital Corporation’s investment in West World Media, LLC is held through its wholly owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.
(9)	Investments were on non-accrual status as of June 30, 2015.
(10)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.
*	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
**	Security pays all or a portion of its interest in kind.
^	Security is a nonincome-producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 1. Organization

References herein to “we”, “us” or “our” refer to Full Circle Capital Corporation and Subsidiaries (“Full Circle Capital” or the “Company”) unless the context specifically requires otherwise.

We were formed as Full Circle Capital Corporation, a Maryland corporation, on April 16, 2010 and were funded in an initial public offering, or IPO, completed on August 31, 2010. We are a non-diversified, closed-end investment company that has filed an election to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated, and expect to continue to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. We invest primarily in senior secured term debt issued by lower middle-market and middle-market companies. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

Note 2. Significant Accounting Policies

Use of Estimates and Basis of Presentation

The preparation of the accompanying Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

Reclassifications

The June 30, 2015 Consolidated Financial Statements were reclassified in order to conform with the June 30, 2016 Consolidated Financial Statements.

Upon the adoption of Accounting Standards Update (“ASU”) No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”) effective January 1, 2016, debt issuance costs associated with our borrowings, other than our revolving credit facilities, were reclassified as a direct deduction from the carrying amount of the related borrowing. In accordance with ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements-Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting , debt issuance costs associated with our revolving credit facilities remain classified as an asset, regardless of whether there are any outstanding borrowings on the facility.

Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright, or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities owned by another company or person.

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 2. Significant Accounting Policies – (continued)

financial instruments, such as limited partnerships or private companies, are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments acquired, respectively, in the Consolidated Statements of Assets and Liabilities.

Basis of Consolidation

Under the 1940 Act and the rules thereunder, the rules and regulations pursuant to Article 6 of Regulation S-X, the SEC’s Division of Investment Management’s consolidation guidance in IM Guidance Update No. 2014-11 issued in October 2014 and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), we are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy. An exception to this guidance occurs if we have an investment in a controlled operating company that provides substantially all of its services to us. Our Consolidated Financial Statements include our accounts and the accounts of Full Circle West, Inc., FC New Media, Inc., TransAmerican Asset Servicing Group, Inc., FC New Specialty Foods, Inc., FC Shale Inc., and FC Takoda Holdings, LLC, our currently wholly owned, or previously wholly owned, subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Valuation of Investments

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are not considered to be the best estimate of fair value are valued at fair value as determined in good faith by the Company’s board of directors (the “Board”). Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Board in accordance with a documented valuation policy that has been reviewed and approved by the Board and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

In determining fair value, the Board uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Board or the Audit Committee of the Board (the “Audit Committee”), does not represent fair value, are valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals at Full Circle Advisors, LLC (the “Adviser”) who are responsible for the portfolio investment;

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 2. Significant Accounting Policies – (continued)

2.	Preliminary valuation conclusions are then documented and discussed with the Company’s senior management. Independent third-party valuation firms are engaged by, or on behalf of, the Audit Committee to conduct independent appraisals or review management’s preliminary valuations or make their own independent assessment, for certain assets;

3.	The Audit Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of the Company and, where appropriate, the independent valuation firms; and

4.	The Board then discusses the recommended valuations and determines in good faith the fair value of each investment in the portfolio based upon input from the Company’s senior management, estimates from the independent valuation firms and the recommendations of the Audit Committee.

GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 2. Significant Accounting Policies – (continued)

Valuation Techniques

Senior and Subordinated Loans

The Company’s portfolio consists primarily of private debt instruments such as senior and subordinated loans. Investments for which market quotations are readily available (“Level 2 Debt”) are generally valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers. For other debt investments (“Level 3 Debt”), market quotations are not available and other techniques are used to determine fair value. The Company considers its Level 3 Debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 Debt, the Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions, success and prepayment fees, and other relevant factors, both qualitative and quantitative. In the event that a Level 3 Debt instrument is not performing, as defined above, the Board may evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 Debt instrument.

This evaluation will be updated no less than quarterly for Level 3 Debt instruments that are not performing, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by management and the Board.

Investments in Private Companies

The Board determines the fair value of its investments in private companies where no market quotations are readily available (“Level 3 Private Companies”) by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including work performed by third-party valuation agents. The Level 3 Private Companies investments can include limited liability company interests, common stock and other equity investments. These nonpublic investments are included in Level 3 of the fair value hierarchy.

Warrants

The Board ascribes value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Publicly Traded Common Stock

Publicly traded common stock in an active market (“Level 1 Common Stock”) is valued based on unadjusted quoted prices in active markets for identical Level 1 Common Stock that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 Common Stock.

Swap Contracts

Derivative financial instruments such as swap contracts are valued based on discounted cash flow models and options pricing models, as appropriate. Models use observable data to the extent practicable. However, areas such as credit risk (both our own and that of the counterparty), volatilities and correlations require management to make estimates. Changes in assumptions about these factors could affect the reported fair value of derivative financial instruments at the valuation date.

The Company’s accounting policy is to not offset fair value amounts recognized for derivative financial instruments. The related assets and liabilities are presented gross in the Consolidated Statements of Assets and Liabilities. Any cash collateral payables or receivables associated with these instruments are not added to or netted against the fair value amounts of the derivative financial instruments.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 2. Significant Accounting Policies – (continued)

All derivative financial instruments are carried in assets when amounts are receivable by the Company and in liabilities when amounts are payable by the Company. During the period a contract is open, changes in the value of the contracts are recognized as unrealized appreciation or depreciation to reflect the fair value of the contract at the reporting date. When the contracts settle, mature, terminate, or are otherwise closed, the Company records realized gains or losses equal to the difference between the proceeds from (or cost of) the close-out of the contracts and the original contract price. Additionally, the Company records realized gains (losses) on open swap contracts when periodic payments are received or made at the end of each measurement period.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash and accrued liabilities, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 8.

Cash

The Company places its cash with Santander Bank, N.A. (“Santander Bank”) and, at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company believes that Santander Bank is a high credit quality financial institution and that the risk of loss associated with any uninsured balances is remote. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Revenue Recognition

Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with senior and subordinated secured loans are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a senior or subordinated secured loan, any unamortized loan origination, closing and/or commitment fees are recorded as interest income. Generally, when a payment default occurs on a loan in the portfolio, or if the Company otherwise believes that the issuer of the loan will not be able to make contractual interest payments, the Company may place the loan on non-accrual status and cease recognizing interest income on the loan until all principal and interest is current through payment, or until a restructuring occurs, and the interest income is deemed to be collectible. The Company may make exceptions to this policy if a loan has sufficient collateral value and is in the process of collection or is viewed to be able to pay all amounts due if the loan were to be collected on through an investment in or sale of the business, the sale of the assets of the business, or some portion or combination thereof.

Dividend income is recorded on the ex-dividend date.

Structuring fees, excess deal deposits, prepayment fees and similar fees are recognized as Other Income from Investments as earned, usually when received, and are non-recurring in nature. Other fee income, including administrative and unused line fees, is included in Other Income from Investments. Income from such sources was $2,193,940 and $727,082 for the years ended June 30, 2016 and 2015, respectively. Management fee income is included in Other Income from Non-Investment Sources. For the year ended June 30, 2016, the Company earned $36,758 and waived $15,396 of management fee income related to the services performed for FCCIP. For the year ended June 30, 2015, the Company earned $67,163 of management fee income related to the services performed for FCCIP.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 2. Significant Accounting Policies – (continued)

Change in unrealized gain (loss) on investments

Net change in unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

From time to time, the Company may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, the Company may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by the Company with regard to that portfolio company. In such cases, the Company may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized loss is included on the Consolidated Statements of Operations as an increase in the Net Change in Unrealized Gain (Loss) on Investments.

Federal and State Income Taxes

The Company has elected to be treated as a Registered Investment Company (“RIC”) under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including payment-in-kind (“PIK”) interest, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed prior to the 15 th day of the ninth month after the tax year-end.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended June 30, 2016 and 2015, the Company reclassified for book purposes amounts arising from permanent book/tax differences related as follows:

	Year Ended June 30, 2016	Year Ended June 30, 2015
Capital in excess of par value	$(1,987,656)	$(1,302,681)
Accumulated undistributed net investment income	866,605	1,043,849
Accumulated net realized gain (loss) from investments	$1,121,051	$258,832

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended June 30, 2016 and 2015 were as follows:

	Year Ended June 30, 2016	Year Ended June 30, 2015
Ordinary income	$6,093,604	$8,342,307
Distributions of long-term capital gains	—	—
Return of capital	1,051,922	1,302,681

Distributions on a tax basis	$7,145,526	$9,644,988

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 2. Significant Accounting Policies – (continued)

For federal income tax purposes, the tax cost of investments owned at June 30, 2016 and 2015 was $99,533,983 and $176,255,797, respectively. The net unrealized depreciation on investments owned at June 30, 2016 and 2015 was $18,411,768 and $24,142,039, respectively.

At June 30, 2016 and 2015, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain investments in partnerships and wholly-owned subsidiary corporations, fee income and organizational expenses, as follows:

	As of June 30, 2016	As of June 30, 2015
Accumulated capital losses	$(29,119,726)	$(8,519,497)
Unrealized depreciation	(18,411,768)	(24,142,039)

Components of distributable earnings at year end	$(47,531,494)	$(32,661,536)

For the years ended June 30, 2016 and 2015, the long-term net capital loss carryfowards were $28,528,499 and $8,519,497, respectively, which will not expire. For the year ended June 30, 2016, the short-term net capital loss carryforwards were $591,260 and for the year ended June 30, 2015, there were no short-term net capital loss carryforwards.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. There were no material uncertain income tax positions at June 30, 2015. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company remains subject to examination by the Internal Revenue Service for the first full tax year ending June 30, 2011 and all future years.

If we do not distribute (or are not deemed to have distributed) each calendar year sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Minimum Distribution Amount”), we will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Distributions

Distributions to common stockholders are recorded on the ex-dividend date. The amounts, if any, of our monthly distributions are approved by our Board each quarter and are generally based upon our management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 2. Significant Accounting Policies – (continued)

Guarantees and Indemnification Agreements

We follow ASC Topic 460 — Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (“ASC 460”). The application of ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual Consolidated Financial Statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the Consolidated Financial Statements. Refer to Note 5 for further discussion of guarantees and indemnification agreements.

Per Share Information

Basic and diluted earnings (loss) per common share is calculated using the weighted average number of common shares outstanding for the period presented. For the years ended June 30, 2016 and 2015, basic and diluted earnings (loss) per share, were the same because there are no potentially dilutive securities outstanding.

Offering Costs

The Company complies with the requirements of ASC 340-10-S99-1, “Expenses of Offering”. Deferred offering costs consist principally of legal and audit costs incurred through the balance sheet date that are related to an offering of equity securities. Such costs are charged against the gross proceeds of the offering or will be charged to the Company’s operations if the offering is not completed. Offering expenses related to the Company’s July 14, 2014, March 30, 2015, and April 13, 2015 offerings were $1,442,780. Refer to Note 6. Previously deferred costs charged to the Company’s operations during the year ended June 30, 2016 were $320,910 and are included in Other in the Statement of Operations.

Recent Accounting Pronouncements

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015. The Company does not believe this standard will have an impact on its Consolidated Financial Statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 affects accounting for equity investments and financial liabilities where the fair value option has been elected. ASU 2016-01 requires an entity to measure equity investments at fair value through net income. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017. The Company is currently evaluating the impact on the Consolidated Financial Statements.

Note 3. Concentration of Credit Risk and Liquidity Risk

In the normal course of business, the Company maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

The Company utilizes one financial institution to provide financing, which may be essential to its business. There are a number of other financial institutions available that could potentially provide the Company with financing. Management believes that such other financial institutions would likely be able to provide similar financing with generally comparable terms. However, a change in financial institutions at the present time could cause a delay in service provisioning or result in potential lost opportunities, which could adversely affect operating results.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 4. Earnings (Loss) per Common Share — Basic and Diluted

The following information sets forth the computation of basic and diluted earnings (loss) per common share for the years ended June 30, 2016 and 2015:

	Year Ended June 30, 2016	Year Ended June 30, 2015
Per Share Data (1) :
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,700,162)	$(5,200,728)
Weighted average shares outstanding for period basic and diluted	22,662,947	14,803,637

Basic and diluted earnings (loss) per common share	$(0.43)	$(0.35)

(1)	Per share data is based on weighted average shares outstanding.

Note 5. Related Party Agreements and Transactions

Investment Advisory Agreement

On June 22, 2016, the Board re-approved the investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser under which the Adviser, subject to the overall supervision of the Board, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Adviser: (i) determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments the Company makes.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired. For providing these services, the Adviser receives a fee from the Company consisting of two components, a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets, as adjusted. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Company’s gross assets, as adjusted, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately prorated.

The total base management fees earned by the Adviser for the years ended June 30, 2016 and 2015 were $1,992,111 and $2,280,058, respectively. The total base management fee payable to the Adviser as of June 30, 2016 and 2015 was $379,944 and $580,607, respectively, after reflecting payments of $2,192,774 and $2,175,046 for the years ended June 30, 2016 and 2015, respectively, and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates.

The incentive fee has two parts. The first part of the incentive fee (the “Income incentive fee”) is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as prepayment fees, management fee income and similar fees that the

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 5. Related Party Agreements and Transactions – (continued)

Company receives from portfolio companies, including administrative and unused line fees accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Full Circle Service Company (the “Administrator”), and any interest expenses and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include organizational costs or any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 1.75% base management fee. The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Company refers to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of the Company’s pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Adviser).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

Income incentive fees of $1,263,241 and $1,798,000 were earned by the Adviser for the years ended June 30, 2016 and 2015, respectively, and the total income incentive fee payable to the Adviser as of June 30, 2016 and 2015, was $0 and $462,350, respectively, after reflecting payment of $1,478,712 and $1,705,782 during the years ended June 30, 2016 and 2015, respectively, and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates. The Adviser waived $246,879 of income incentive fees for the year ended June 30, 2016 which are included in fees waiver and expense reimbursement on the Consolidated Statements of Operations. Any such fees are not subject to reimbursement or recoupment by the Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2010 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Full Circle Capital. There were no incentive fees earned on realized capital gains for the years ended June 30, 2016 and 2015.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 5. Related Party Agreements and Transactions – (continued)

The Adviser agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.50% of our net assets, beginning with our fiscal quarter ended September 30, 2014 through the end of the Company’s fiscal year 2015. For the Company’s fiscal year 2016 and beyond, the Adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.75% of our net assets; however, on February 11, 2016, the Board authorized the termination of the Adviser’s operating expense reimbursement obligations, effective as of January 1, 2016. The expense reimbursements from the Adviser for the years ended June 30, 2016 and 2015 were $506,364 and $989,818, respectively, and is included in the fees waiver and expense reimbursement line on the Consolidated Statements of Operations.

The Adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of the initial public offering, which occurred on August 31, 2010.

For the periods commencing on April 1, 2015 and ending on June 30, 2015, and commencing on July 1, 2015 and ending on June 30, 2016, Full Circle Advisors had agreed to waive the portion of the base management fees and incentive fees that Full Circle Advisors would otherwise be entitled to receive pursuant to our Investment Advisory Agreement to the extent required in order for the Company to earn net investment income sufficient to support the distribution payment on the shares of the Company’s common stock outstanding on the relevant record date for each monthly distribution as then declared by the Board; however, on February 11, 2016, the Board authorized the termination of the Adviser’s management fee and incentive fee waiver, effective as of January 1, 2016. Full Circle Advisors will not be entitled to recoup any amounts previously waived pursuant to this agreement. For the year to date period ending December 31, 2015, $214,129 of the base management fee waiver was accrued for and is included in the fees waiver and expense reimbursement line in the Consolidated Statements of Operations.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

Administration Agreement

On June 22, 2016, the Board re-approved the Administration Agreement with the Administrator under which the Administrator, among other things, furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders. In addition, the Administrator assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement are equal to an amount based upon our

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 5. Related Party Agreements and Transactions – (continued)

allocable portion of Full Circle Service Company’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff employed by the Administrator, directly or indirectly. Under the Administration Agreement, the Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party, without penalty, upon 60 days’ written notice to the other party.

The Administrator and Conifer Asset Solutions LLC (“Conifer” or the “Sub-Administrator”) may also provide administrative services to the Adviser to satisfy the Adviser’s obligation to us under the Investment Advisory Agreement. As a result, the Adviser also reimburses the Administrator and/or the Sub-Administrator for its allocable portion of the Administrator’s and/or Sub-Administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent the Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by the Administrator to such other investment vehicles will be charged to the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Company.

Sub-Administration Agreement

The Administrator has engaged Conifer to provide certain administrative services to the Company on behalf of the Administrator. In exchange for providing such services, the Administrator pays Conifer an asset-based fee with a $200,000 annual minimum as adjusted for any reimbursement of expenses. This asset-based fee will be reimbursed to the Administrator by the Company and will vary depending upon the Company’s gross assets, as adjusted, as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

For the years ended June 30, 2016 and 2015, the Company incurred $764,277 and $731,447, respectively, of expenses under the Administration Agreement, $246,268 and $256,236, respectively, of which were earned by the Sub-Administrator and $305,226 and $303,652, respectively, were reimbursed for officers’ compensation. The remaining $212,783 and $171,559, respectively, were recorded as an Allocation of Overhead Expenses in the Consolidated Statements of Operations. For the year ended June 30, 2016, the Company reimbursed Full Circle Service Company $23,374 for travel expenses borne by related parties that were the responsibility of the Company. These amounts are included as Other in the Consolidated Statements of Operations.

FC Capital Investment Partners, LLC

On June 4, 2014, the Company formed FC Capital Investment Partners, LLC (“FCCIP”), a multiple series private fund, for which the Company serves as the managing member and investment adviser. FCCIP was formed as a Delaware limited liability company and operates under a Limited Liability Company

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 5. Related Party Agreements and Transactions – (continued)

Agreement dated June 13, 2014. FCCIP closed its first series on June 17, 2014, raising approximately $5.6 million in capital from investors. FCCIP closed its second series on September 25, 2014, raising approximately $10.0 million in capital from investors. On November 30, 2015, the second series ceased investing and was liquidated after full realization of proceeds from its investment strategy. The Company may co-invest in certain portfolio investments from time to time with one or more series issued by FCCIP where the Company determines that the aggregate available investment opportunity exceeds what it believes would be appropriate for the Company to acquire directly, subject to certain conditions. During the year ended June 30, 2016, the Company earned $36,758 and waived $15,396 of management fee income related to the services performed for FCCIP. During the year ended June 30, 2015, the Company earned $67,163 of management income related to services performed for FCCIP. Such amounts are included in Other Income from Non-Investment Sources on the Consolidated Statements of Operations.

Managerial Assistance

As a business development company, the Company offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of the Company’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. With regard to the Control Investment in Texas Westchester Financial, LLC, the Company has provided managerial assistance during the period for which no fees were charged. The Company’s Chairman, John Stuart, previously served as a director of The Finance Company, LLC, which was previously a Control Investment.

Houlihan Lokey

Houlihan Lokey, an affiliated entity of one of the Company’s directors, provided services to the Company during the period subject to an Engagement Letter approved by the Special Committee of the Board of Directors. The director affiliated with Houlihan Lokey did not participate in this decision making and selection process or any subsequent activities of the Special Committee. The amount of expenses incurred under this agreement were $500,000 and is included in the Consolidated Statements of Operations in Professional Services Expense.

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances

Equity offerings are included in the Company’s capital accounts on the date that the Company assumes the obligation to issue the shares. For purposes of the calculation of Net Asset Value Per Share, Earnings Per Share and Per Share Data, the related shares are treated as outstanding on the same date that the equity offering is included in the Company’s capital accounts.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances – (continued)

Offering expenses are generally charged against paid-in capital in excess of par. The proceeds raised, the related underwriting fees, the offering expenses, and the price at which common stock was issued, since inception, are detailed in the following table:

Issuances of Common Stock	Number of Shares Issued		Gross Proceeds Raised, Net Assets Acquired and Dividends Reinvested	Underwriting Fees		Offering Expenses	Gross Offering Price
April 16, 2010	100		$1,500	$—		$—	$15.00 per/share
August 31, 2010	4,191,415	(1)	$42,425,564	$—		$—	$10.13 per/share	(2)
August 31, 2010	2,000,000		$18,000,000	$1,350,000		$1,052,067	$9.00 per/share
November 27, 2012	1,350,000		$10,665,000	$533,250		$153,330	$7.90 per/share
January 14, 2014	1,892,300	(3)	$13,492,099	$539,684		$261,994	$7.13 per/share
February 27, 2014	630,000		$4,920,300	$—	(4)	$47,236	$7.81 per/share
June 19, 2014	1,351,352		$10,000,005	$—	(4)	$44,826	$7.40 per/share
July 14, 2014	506,000		$3,744,400	$—	(4)	$37,775	$7.40 per/share
March 30, 2015	11,205,921		$39,220,723	$952,214	(5)	$449,446	$3.50 per/share
April 13, 2015	80,475		$281,663	$—		$3,345	$3.50 per/share

(1)	Includes 403,662 shares that were issued on September 30, 2010 upon the expiration of the overallotment option granted to the underwriters in connection with our initial public offering. Such shares were deemed to be outstanding at August 31, 2010.
(2)	Based on weighted average price assigned to shares.
(3)	Includes 242,300 overallotment shares that were granted to the underwriters in connection with our January 14, 2014 follow-on offering. The underwriters exercised their option to purchase additional shares on January 27, 2014. Such shares were deemed to be outstanding at January 14, 2014.
(4)	This was a registered offering placed directly with investors.
(5)	Shares were issued pursuant to a rights offering. The dealer manager received $952,214 for services provided in connection with the rights offering.

On August 26, 2015, the Board authorized the purchase of an additional 1.0 million shares to increase and provide for the purchase of up to 2.0 million shares of the outstanding common stock as part of the share repurchase program. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time. The timing and number of shares to be repurchased in the open market will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the 1940 Act. The number of shares repurchased, the repurchase price, cost and weighted average discount per share is summarized in the following table:

Repurchase of Common Stock	Number of Shares Repurchased	Average Repurchase Price	Total Cost	Weighted Average Discount Per Share
Three months ended September 30, 2015	472,407	$3.19 per/share	$1,504,819	25.9	% (1)
Three months ended December 31, 2015	290,780	$3.16 per/share	$917,566	21.1	% (2)

(1)	The average discount rate per share, based upon the Net Asset Value per share at June 30, 2015, is weighted based upon the total shares repurchased during the period.
(2)	The average discount rate per share, based upon the Net Asset Value per share at September 30, 2015, is weighted based upon the total shares repurchased during the period.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances – (continued)

For the three months ended March 31, 2016 and June 30, 2016, the Company did not repurchase any shares under the share repurchase program. As of September 28, 2016, the Company has repurchased an aggregate of 763,187 shares under the share repurchase program at the weighted average price of $3.17 per share, resulting in $2.4 million of cash paid, under the program.

Note 7. Financial Highlights

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012
Per Share Data (1) :
Net asset value at beginning of period	$4.30	$6.38	$8.01		$8.59		$9.08
Accretion (dilution) from offering(s) (2)	—	(0.92)	0.03		(0.18)		—
Accretion from share repurchases (3)	0.03	—	—		—		—
Offering costs	—	(0.06)	(0.04)		(0.02)		—
Net investment income (loss)	0.28	0.63	0.71		0.77		0.78
Net change in unrealized gain (loss)	0.24	(0.51)	(1.36)		0.37		(0.32)
Net realized gain (loss)	(0.94)	(0.51)	(0.11)		(0.60)		(0.03)
Dividends from net investment income	(0.28)	(0.63)	(0.69)		(0.78)		(0.80)
Return of capital	(0.04)	(0.08)	(0.17)		(0.14)		(0.12)

Net asset value at end of period	$3.59	$4.30	$6.38		$8.01		$8.59

Per share market value at end of period	$2.70	$3.57	$7.81		$7.83		$7.65
Total return based on market value (4)	(14.98)%	(46.78)%	11.51%		15.12%		8.71%
Total return based on net asset value (4)	(6.15)%	(21.53)%	(11.00)%		4.94%		6.20%
Shares outstanding at end of period	22,472,243	23,235,430	11,443,034		7,569,382		6,219,382
Weighted average shares outstanding for period	22,662,947	14,803,637	8,698,814		7,018,286		6,219,382
Ratio/Supplemental Data:
Net assets at end of period	$80,670,495	$99,938,567	$72,980,277		$60,644,039		$53,442,785
Average net assets	$90,618,873	$78,137,174	$64,360,541		$57,842,601		$55,531,518
Ratio of gross operating expenses to average net assets	12.29%	13.51%	12.11%		11.52%		9.56%
Ratio of net operating expenses to average net assets	11.22%	11.69%	12.11%		11.52%		8.99%
Ratio of net investment income (loss) to average net assets	6.94%	11.02%	9.37%		9.30%		8.70%
Ratio of net operating expenses excluding management fees (net of waiver), incentive fees, and interest expense to average net assets	3.67%	1.51%	3.04%		3.53%		3.15%
Portfolio Turnover	82%	74%	88	% (5)	73	% (5)	58	% (5)

(1)	Financial highlights are based on weighted average shares outstanding.
(2)	Accretion and dilution from offering(s) is based on the net change in net asset value from each follow-on offering.
(3)	Accretion from share repurchases during the period is based on the net change in net asset value from the share repurchases.
(4)	Total return based on market value is based on the change in market price per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.
(5)	Unaudited

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 8. Long Term Liabilities

Line of Credit

On June 3, 2013, the Company entered into a credit facility (the “Credit Facility”) with Santander Bank. The facility size was originally $32.5 million and replaced the Company’s credit facility with FCC. LLC d/b/a First Capital. The Credit Facility was subsequently increased to $45.0 million on November 6, 2013. On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank to give the Company the option to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the Credit Facility. The Company did not exercise its option to expand the Credit Facility. On June 3, 2016, the Company entered into a further amendment to its credit facility with Santander Bank to, among other things, (i) reduce the size of the facility from $45.0 million to $5.0 million, (ii) extend the termination date until October 3, 2016 and (iii) limit the Company’s ability to make any dividends, distributions, redemptions or other acquisitions of securities or other equity interests in the Company in excess of $10.0 million in the aggregate through October 3, 2016.

The Credit Facility matures on October 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from LIBOR (one month, two month or three month, depending on the Company’s option) plus 3.25% to 4.00% per annum, or from Santander Bank’s prime rate plus 1.25% to 2.00% per annum, based on the Company’s election. As of June 30, 2016, one month LIBOR, two month LIBOR, and three month LIBOR were 0.47%, 0.55%, and 0.65%, respectively. As of June 30, 2016, the Prime Rate was 3.50%. In addition, a fee of 0.50% to 1.00% per annum, depending on utilization, is charged on unused amounts under the Credit Facility. The Credit Facility is secured by all of the Company’s assets. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

The fees and expenses associated with opening and expanding the Credit Facility are being amortized over the term of the Credit Facility in accordance with ASC 470, Debt. In accordance with ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements-Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting, debt issuance costs associated with our revolving credit facilities remain classified as an asset, regardless of whether there are any outstanding borrowings on the facility. As of June 30, 2016, of the total $830,104 of fees and expenses incurred, $51,486 remains to be amortized and is reflected as Deferred Credit Facility Fees on the Consolidated Statements of Assets and Liabilities.

At June 30, 2016 and June 30, 2015, the Company did not have any outstanding borrowings under the Credit Facility.

Notes Payable

On June 28, 2013, the Company issued $21.1 million in aggregate principal amount of 8.25% Notes due June 30, 2020 (the “Notes”) (including a partial exercise of the underwriters’ overallotment option in July 2013) for net proceeds of $20.0 million after deducting underwriting commissions of approximately $860,822 and offering expenses of $246,453.

On July 14, 2014, the Company closed an offering of $12.5 million in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 per Note plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note for total gross proceeds of approximately $12.7 million. The Notes are a further issuance of rank, equally in right of payment with, and form a single series with the $21.1 million of currently outstanding Notes that will mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market and trade under the trading symbol “FULLL”.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 8. Long Term Liabilities – (continued)

The offering expenses and underwriting commissions are being amortized over the term of the Notes in accordance with ASC 470, Debt. Additionally, in accordance with ASU 2015-03, debt issuance costs related to the Notes are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the Notes. As such, as of June 30, 2016, of the total $1,150,940 issuance costs incurred, $675,046 remains to be amortized and is included in, and offsets, the Notes Payable balance in the Consolidated Statements of Assets and Liabilities. Additionally, $135,498 of the $187,500 premium related to the July 14, 2014 issuance remains unamortized and is included in the Notes Payable balance in the Consolidated Statements of Assets and Liabilities.

As of June 30, 2015, of the total $1,150,940 issuance costs incurred, $833,541 remained to be amortized and is included in, and offsets, the Notes Payable balance in the Consolidated Statements of Assets and Liabilities. Additionally, $158,504 of the $187,500 premium related to the July 14, 2014 issuance remained unamortized and is included in the Notes Payable balance in the Consolidated Statements of Assets and Liabilities.

The Notes were issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively, the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”). The Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that is later secured) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a fixed rate of 8.25% per annum, beginning September 30, 2013. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 30, 2016. The Notes are listed on the Nasdaq Global Market under the trading symbol “FULLL” with a par value of $25.00 per share.

The Indenture contains certain covenants, including covenants requiring compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. The Company may repurchase the Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of June 30, 2016, the Company had not repurchased any of the Notes in the open market.

At June 30, 2016 and June 30, 2015, the Company had a principal balance of $33,645,525 on the Notes, which is included in Notes Payable in the Consolidated Statements of Assets and Liabilities.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 8. Long Term Liabilities – (continued)

The following shows a summary of the Long Term Liabilities as of June 30, 2016 and June 30, 2015:

As of June 30, 2016

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility (1)	$5,000,000	$—	$—
Notes	33,645,525	33,645,525	34,264,603

Total	$38,645,525	$33,645,525	$34,264,603

As of June 30, 2015

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility (1)	$45,000,000	$—	$—
Notes	33,645,525	33,645,525	34,049,271

Total	$78,645,525	$33,645,525	$34,049,271

(1)	On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank to give the Company the option to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company did not exercise its option to expand the facility. On June 3, 2016, the Company entered into a further amendment to the Credit Facility with Santander Bank to, among other things, (i) reduce the size of the facility from $45.0 million to $5.0 million, (ii) extend the termination date until October 3, 2016 and (iii) limit the Company’s ability to make any dividends, distributions, redemptions or other acquisitions of securities or other equity interests in the Company in excess of $10.0 million in the aggregate through October 3, 2016.

The fair values of the Company’s Credit Facility and Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Notes is determined by utilizing market quotations at the measurement date.

Note 9. Fair Value Measurements

The Company’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). See Note 2 for a discussion of the Company’s policies.

The following tables present information about the Company’s assets measured at fair value as of June 30, 2016 and June 30, 2015:

	As of June 30, 2016
	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$—	$80,701,466	$80,701,466
Limited Liability Company Interests, at fair value	—	—	100,000	100,000
Investments in Warrants, at fair value	—	—	320,749	320,749

Total Assets	$—	$—	$81,122,215	$81,122,215

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 9. Fair Value Measurements – (continued)

	As of June 30, 2015
	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$12,275,000	$121,630,798	$133,905,798
Limited Liability Company Interests, at fair value	—	—	1,228,978	1,228,978
Investments in Warrants, at fair value	—	90	2,695,075	2,695,165
Common Stock, at fair value	1,308,818	—	12,975,000	14,283,818
Open Swap Contract, at fair value	—	—	—	—

	$1,308,818	$12,275,090	$138,529,851	$152,113,759

During the year ended June 30, 2016, the senior secured term loan and warrants in US Shale Solutions, Inc. were transferred from Level 2 to Level 3. During the year ended June 30, 2015, a portion of the Level 3 General Cannabis Corp. warrant was converted into Level 1 Common Stock.

The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

The tables below reflect the changes in Level 3 assets and liabilities measured at fair value for the years ended June 30, 2016 and 2015.

	Year Ended June 30, 2016
	Beginning Balance July 1, 2015	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Transfers Into Level 3 (2)	Purchases (1)	Sales & Settlements	Ending Balance June 30, 2016	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2016
Assets
Senior and Subordinated Loans, at fair value	$121,630,798	$1,553,243	$(9,832,169)	$4,455,000	$87,604,057	$(124,709,463)	$80,701,466	$(9,580,531)
Limited Liability Company Interests, at fair value	1,228,978	—	(2,448,791)	—	4,325,739	(3,005,926)	100,000	(4,225,839)
Warrants, at fair value	2,695,075	—	(2,374,416)	90	—	—	320,749	(84,926)
Common Stock, at fair value	12,975,000	—	2,145,000	—	—	(15,120,000)	—	—

Total Assets	138,529,851	1,553,243	(12,510,376)	4,455,090	91,929,796	(142,835,389)	81,122,215	(13,891,296)

Liabilities
Open Swap Contract, at fair value	—	—	(1,882,293)	—	1,882,293	—	—	—

Net	$138,529,851	$1,553,243	$(14,392,669)	$4,455,090	$93,812,089	$(142,835,389)	$81,122,215	$(13,891,296)

(1)	Includes PIK interest.
(2)	Represents the transfer of US Shale Solutions, Inc. into Level 3.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 9. Fair Value Measurements – (continued)

	Year Ended June 30, 2015
	Beginning Balance July 1, 2014	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Transfers out of Level 3 (2)	Purchases (1)	Sales & Settlements	Ending Balance June 30, 2015	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2015
Assets
Senior and Subordinated Loans, at fair value	$111,079,608	$1,371,720	$(6,728,531)	$—	$113,149,706	$(97,241,705)	$121,630,798	$(7,918,295)
Limited Liability Company Interests, at fair value	3,875,583	—	(2,474,886)	—	—	(171,719)	1,228,978	(1,171,144)
Warrants, at fair value	3,060,421	—	(2,194,114)	(486,786)	2,328,768	(13,214)	2,695,075	(337,902)
Common Stock, at fair value	—	—	—	—	12,975,000	—	12,975,000	—
Open Swap Contract, at fair value	—	—	1,081	—	—	(1,081)	—	—

	$118,015,612	$1,371,720	$(11,396,450)	$(486,786)	$128,453,474	$(97,427,719)	$138,529,851	$(9,427,341)

(1) Includes PIK interest.
(2) Represents the transfer of a portion of the General Cannabis Corp. warrant out of Level 3 into Level 1 Common Stock upon conversion.

Realized and unrealized gains and losses are included in net realized gain (loss) and net change in unrealized gain (loss) in the Consolidated Statements of Operations. The change in unrealized losses for Level 3 investments still held at June 30, 2016 of $13,891,296 is included in net change in unrealized gain (loss) in the Consolidated Statements of Operations for the year ended June 30, 2016. The change in unrealized losses for Level 3 investments still held at June 30, 2015 of $9,427,341 is included in net change in unrealized gain (loss) in the Consolidated Statements of Operations for the year ended June 30, 2015.

The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2016:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average) (1)
Senior and Subordinated Loans	$67,666,509	Discounted cash flows (income approach)	Discount Rate	3.70% - 50.00% (13.12%)
	5,359,848	Precedent Transactions	Transaction Value	N/A
	7,675,109	Liquidation Value	Asset Value	N/A

Total	80,701,466

Limited Liability Interests and Warrants (Private Companies)	209,844	Market comparable companies (market approach)	EBITDA multiple	6.00x – 6.00x (6.00x)
	100,000	Liquidation Value	Asset Value	N/A

Total	309,844

Warrant (Public Companies)	110,905	Option Pricing Model	Volatility	50.00% - 61.40% (55.70%)

Total Level 3 Investments	$81,122,215

(1)	The average values were determined using the weighted average of the fair value of the investments in each investment category.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 9. Fair Value Measurements – (continued)

The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2015:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$91,569,415	Discounted cash flows (income approach)	Discount Rate	8.51% – 55.00%(16.27%)
	26,739,621	Precedent Transactions	Transaction Value	N/A
	3,321,762	Liquidation Value	Asset Value	N/A

Total	121,630,798

Limited Liability Interests, Warrants, and Common Stock (Private Companies)	3,719,553	Market comparable companies (market approach)	EBITDA multiple	4.00x – 7.25x (5.15x)
	12,975,000	Precedent Transactions	Transaction Value	N/A
	177,500	Liquidation Value	Asset Value	N/A

Total	16,872,053

Warrant (Public Companies)	27,000	Option Pricing Model	Volatility	32.588%
Open Swap Contract	—	Option Pricing Model	Broker Quotes	$212.50/share – $220.00/share ($216.50/share)

Total Level 3 Investments	$138,529,851

(1)	The average values were determined using the weighted average of the fair value of the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien debt, second lien debt and subordinated debt), including income-producing investments in funds, is the discount rate. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. In determining the discount rate, for the income, or yield, approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels and credit quality, among other factors in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate discount rate to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s private equity and warrant investments is the EBITDA multiple, which is used to determine the Enterprise Value. Significant increases (decreases) in the Enterprise Value in isolation would result in a significantly higher (lower) fair value measurement. To determine the Enterprise Value for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The primary unobservable inputs used in the fair value measurement of the Company’s warrant investments, when using an option pricing model, are the discount rate and volatility. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in the volatility in isolation would result in a significantly higher (lower) fair value measurement. Changes in one or more factors can have a similar directional change on other factors in determining the appropriate discount rate or volatility to use in the valuation of a warrant using an option pricing model.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 10. Derivative Financial Instruments

In the normal course of business, the Company may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts primarily involve equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.

Warrants

The warrants provide exposure and potential gains upon equity appreciation of the portfolio company’s equity value.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As a warrant’s expiration date approaches, the time value of the warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an “in the money” warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost.

Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company’s Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.

Swap contracts — general

The Company may enter into swap contracts, including interest rate swaps, total return swaps, and credit default swaps, as part of its investment strategy, to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Payments are disclosed as realized gain (loss) on open swap contracts on the Consolidated Statements of Operations. If the payment is a receivable as of the end of the period, it is disclosed as receivable on open swap contract on the Consolidated Statements of Assets and Liabilities.

The fair value of open swaps reported in the Consolidated Statements of Assets and Liabilities may differ from that which would be realized in the event the Company terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position, as adjusted for any collateral posted to us by the counterparty or by us with the counterparty. Therefore, the Company considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Total return swaps

The Company is subject to market risk in the normal course of pursuing its investment objectives. The Company may enter into total return swaps either to manage its exposure to the market or certain sectors of the market, or to create exposure to certain investments to which it is otherwise not exposed.

Total return swap contracts involve the exchange by the Company and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index and a specified notional amount.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 10. Derivative Financial Instruments – (continued)

During the year ended June 30, 2015, the Company funded one synthetic secured loan in the form of a total return swap. More specifically, the Company purchased 60,000 shares of Granite Ridge Holdings, LLC, a power generation company. The Company contemporaneously entered into a collateralized swap agreement with another private fund, which posted approximately $10.4 million of cash collateral, whereby the Company swapped the returns on the shares for a fixed rate of 15.0% on the net loan amount. Under the terms of the swap, the Company expected to receive periodic payments from the counterparty. These periodic payments were recorded as realized capital gains for accounting purposes in accordance with GAAP. The Company did not enter into any total return swaps during the year ended June 30, 2016.

During the year ended June 30, 2016, Granite Ridge Holdings, LLC was sold and the Company received proceeds for a redemption of the Company’s LLC interests, and the related holdback, of approximately $15.2 million, resulting in a realized gain of approximately $2.1 million. Concurrently, the total return swap was unwound and the Company realized a loss of approximately $2.1 million on the swap contract on that date. From the inception of the swap contract through its termination in the quarter ended March 31, 2016, the Company recognized realized losses of approximately $1.9 million, which when aggregated with the realized gain on the LLC interests in Granite Ridge Holdings, LLC, resulted in a total realized gain on the transactions of $262,707. The gains and losses on the transactions are disclosed separately in the Consolidated Statements of Operations as realized gain (loss) on investments and realized gain (loss) on open swap contracts.

Note 11. Strategic Transaction

On June 23, 2016, the Company and Great Elm Capital Corp., a Maryland corporation (“GECC”) entered into a definitive merger agreement (the “Merger Agreement”) under which the Company will merge with and into GECC, with GECC as the surviving corporation (the “Merger”). Concurrently with the execution of the Merger Agreement, GECC, Great Elm Capital Group, Inc. (“Great Elm”) and certain investment funds (the “Funds”) managed by MAST Capital Management, LLC (“MAST”) entered into a subscription agreement (the “Subscription Agreement”). Pursuant to the Subscription Agreement, (i) Great Elm has contributed $30 million in cash to GECC in exchange for shares of GECC’s common stock and (ii) the Funds have agreed to contribute an investment portfolio, presently valued at approximately $90 million, also in exchange for shares of GECC’s common stock. The contribution of the investment portfolio will occur prior to the closing of the Merger. When the Merger becomes effective, GECC, as the surviving corporation, will be externally managed by Great Elm Capital Management, Inc. (“GECM”), pursuant to a new investment advisory agreement. GECM will be owned by Great Elm. Great Elm has advised the Company that GECM will employ substantially all of the investment and back office personnel of MAST. The obligations of the parties to the Merger Agreement and the Subscription Agreement are subject to various conditions. The Company also entered into an agreement (the “Termination Agreement”) with Full Circle Advisors and Full Circle Service Company providing for the future termination of the Investment Advisory Agreement, dated July 13, 2010, and Administration Agreement, dated July 14, 2010, as required under the Merger Agreement.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) we will merge with and into GECC with GECC continuing as the surviving corporation. In the Merger, all of the Company’s outstanding shares of common stock will be converted into shares of GECC’s common stock. The amount of GECC’s common stock to be received by the Company’s stockholders will be derived from an exchange ratio (the “Exchange Ratio”), which will be calculated based on our net asset value as of the month-end preceding the date on which the definitive proxy statement relating to the Merger is mailed to the Company’s stockholders, subject to adjustments as described below.

Pursuant to the terms of the Merger Agreement, the Company’s Board of Directors intends to declare a special cash distribution to the Company’s stockholders of record as of the close of business on the day on which the Merger becomes legally effective.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 11. Strategic Transaction – (continued)

The Merger Agreement provides that the Company’s Board of Directors will declare a special cash distribution, which will be payable after the Merger to the persons who are the record holders of shares of the Company’s common stock immediately before the effective time of the Merger, in an aggregate amount equal to the sum of:

•	$5,000,000; and

•	$408,763, the positive amount of the Company’s net investment income, calculated in accordance with generally accepted accounting principles in the United States GAAP, from March 31, 2016 through August 31, 2016; and

•	the amount of net investment income paid or accrued on the Company’s investment portfolio and on its cash balances from August 31, 2016 through the effective time of the merger.

The amount of the special cash distribution is expected to be approximately $0.24 per share of the Company’s common stock. The special cash distribution will be paid by the exchange agent appointed to process exchanges of GECC share certificates for the Company’s share certificates upon delivery by the holders of the Company’s common stock of a letter of transmittal.

Neither the special cash distribution, nor any dividends or other distributions with respect to shares of GECC common stock will be paid to any former Full Circle stockholders who held their shares in certificated form and who have not surrendered their certificates to the exchange agent for shares of GECC common stock until those certificates are surrendered in accordance with the letter of transmittal. Following the surrender of any such certificates in accordance with the letter of transmittal, the record holders of such certificates will be entitled to receive, without interest, the special cash distribution and the amount of dividends or other distributions with a record date after the Effective Time payable with respect to shares of GECC common stock exchangeable for those certificates and not previously paid.

The Company expects that a significant part of the $5.0 million fixed portion of the special cash distribution will be a distribution in excess of Full Circle Capital’s current and accumulated earnings and profits and could be treated as a return of capital for U.S. federal income tax purposes.

The closing of the Merger is subject to the satisfaction of customary closing conditions, including, among others, the registration and listing of the shares of common stock of GECC that will be issued in the Merger and the approval of the Merger by the holders of a majority of the outstanding shares of the common stock of the Company (the “Company Stockholder Approval”).

The Merger Agreement contains customary representations, warranties and covenants of each party, including covenants providing for the Company and GECC (i) to conduct their respective businesses in all material respects in the ordinary course of business and in a manner consistent with past practice during the period between the execution of the Merger Agreement and the effective time of the Merger, (ii) not to engage in certain kinds of transactions during such period, and (iii) only with respect to the Company, to convene and hold a meeting of its stockholders to consider and vote upon the approval of the Merger.

The Merger Agreement contains a customary “no-shop” provision which prohibits the Company and its subsidiaries from engaging in certain actions with respect to any other offer or proposal relating to an acquisition, merger or business combination resulting in ownership of more than 25% of the Company or its assets (an “Acquisition Proposal”). Subject to certain exceptions, the Company may not: (i) initiate, solicit or knowingly encourage any inquiries with respect to any Acquisition Proposal; (ii) engage in negotiations or discussions that reasonably could be expected to lead to an Acquisition Proposal; (iii) approve, endorse or recommend any Acquisition Proposal; or (iv) execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or any similar agreement relating to any Acquisition Proposal.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 11. Strategic Transaction – (continued)

The “no shop” provision is subject to a customary “fiduciary out” provision that allows the Company, under certain circumstances and in compliance with certain obligations, to provide non-public information and engage in discussions and negotiations with any third party making an Acquisition Proposal if the Company’s Board of Directors determines in good faith, after consultation with counsel and its financial advisor, that such third party is reasonably likely to submit a Superior Proposal. A “Superior Proposal” is a bona fide proposal in writing relating to an acquisition, merger or business combination resulting in ownership of more than 50% of the Company or its assets that is reasonably likely to be consummated and which has terms more favorable to the Company and its stockholders from a financial point of view than those set forth in the Merger Agreement and related documents.

At any time prior to obtaining the Company Stockholder Approval, subject to certain conditions, the Company’s Board of Directors may endorse the Superior Proposal and may change its recommendation regarding the Merger if the Company’s Board of Directors has determined in good faith (after consultation with counsel) that the failure to take action would be inconsistent with the directors’ fiduciary duties. Any such action can be taken only after giving three business days advance notice to GECC and during those three business days the Company must negotiate with GECC (if GECC wishes to negotiate) to adjust the terms and conditions of the Merger Agreement to make them at least as favorable to the Company’s stockholders as the Superior Proposal.

The Merger Agreement contains certain termination rights for both the Company and GECC, including if the Merger is not completed on or before October 31, 2016 (subject to extension under certain circumstances), or if the Company Stockholder Approval is not obtained. In the event of a termination of the Merger Agreement under certain circumstances, including termination of the Merger Agreement by the Company to enter into a definitive agreement with respect to a Superior Proposal or termination by GECC as a result of a change of recommendation by the Company’s Board of Directors, the Company will be required to pay GECC a termination fee of $3.0 million. Additionally, in the event that the Company Stockholder Approval is not obtained and a proposal for a business combination with a third party or an acquisition by a third party of 50% of more of the shares or assets of the Company (each, an “Alternative Transaction”) has been publicly announced and not withdrawn, upon termination of the Merger Agreement by us or GECC, the Company will be required to reimburse GECC for its out of pocket expenses, up to a maximum of $1.0 million (the “Expense Reimbursement”). If the Company enters into a definitive agreement for one or more Alternative Transactions within 12 months after termination of the Merger Agreement, the Company will be required to pay GECC a termination fee of $3.0 million, less the Expense Reimbursement.

Note 12. Subsequent Events

Recent Portfolio Activity

On July 8, 2016, the subordinated secured term loan to Bioventus, LLC was sold for total proceeds of approximately $6.0 million.

On August 17, 2016, the Company foreclosed on the commercial property underlying its loan to JN Medical Corporation (“JNI”). Subsequent to the foreclosure, on September 14, 2016 the Company entered into a forbearance agreement with JNI, which among other things, required JNI to enter into a triple net lease agreement with respect to the commercial property and to fund an initial payment of $730,723 to the Company in addition to resuming all other obligations under the loan agreement.

The Company holds collateralized note obligations from PEAKS Trust 2009-1. ITT Educational Services Inc. (“ITT”) has guaranteed payment on these notes. On August 26, 2016, ITT announced that it would no longer be accepting new students for enrollment during the current academic year. Subsequently ITT terminated operations at its campuses and on September 16, 2016 ITT filed for Chapter 7 bankruptcy. To the degree that ITT has liabilities in excess of the proceeds resulting from the Chapter 7 proceedings,

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

Note 12. Subsequent Events – (continued)

ITT may not be able to meet obligations under its guarantee, which could impair the value of the notes. At August 31, 2016, the Company valued the notes at 70.91% of par value as compared to 83.92% of par value at June 30, 2016. The Company is currently reviewing the situation, but does not expect a significant change in the value of the notes due to the status of ITT.

Note 13. Commitments and Contingencies

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. As of June 30, 2016, the Company had approximately $8.6 million in unfunded loan commitments, subject to the Company’s approval in certain instances, to provide debt financing to certain of its portfolio companies.

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its business, financial condition or results of operations.

Schedule 12 – 14

The table below represents the fair value of control and affiliate investments at June 30, 2015 and any amortization, purchases, sales, and realized and net unrealized gain (loss) made to such investments, as well as the ending fair value as of June 30, 2016.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/ Type of Investment	Par Amount/ Quantity at June 30, 2016	Amount of Interest and Dividends Credited in Income	Fair Value at June 30, 2015	Accretion/ Amortization	Purchases	Sales	Realized and Unrealized Gains/ Losses	Fair Value at June 30, 2016
Control Investments
Takoda Resources Inc.
Senior Debt/Common Stock (1),(2)	$—	$—	$161,585	$—	$—	$(168,258)	$6,673	$—
Texas Westchester Financial, LLC
Limited Liability Company Interests (1)	9,278	—	177,500	—	—	(60,000)	(17,500)	100,000
The Finance Company, LLC
Senior Debt (3) /Limited Liability Company Interests (2)	$—	498,242	5,006,194	7,938	—	(4,997,942)	(16,190)	—
TransAmerican Asset Servicing Group, LLC
Senior Debt (2) /Limited Liability Company Interests (1),(2)	$—	—	466,785	—	323,359	(717,576)	(72,568)	—

Total Control Investments		$498,242	$5,812,064	$7,938	$323,359	$(5,943,776)	$(99,585)	$100,000

Affiliate Investments
Modular Process Control, LLC
Senior Debt (1),(2) /Warrant (1),(2)	$—	287,601	3,663,827	17,082	1,306,664	(3,071,579)	(1,915,994)	—
ProGrade Ammo Group, LLC
Senior Debt (1),(2) /Warrants (1),(2)	$—	—	2,590,309	—	147,121	(1,561,268)	(1,176,162)	—
SOLEX Fine Foods, LLC; Catsmo, LLC
Senior Debt/Limited Liability Company Interests (1),(2) /Warrant (1),(2)	$—	284,512	3,832,347	46,883	—	(3,861,696)	(17,534)	—
US Oilfield Company, LLC
Senior Debt/Warrants (1)	$5,768,743/5	521,338	5,683,338	12,799	6,315,061	(6,320,574)	(5,377,269)	313,355
West World Media, LLC
Limited Liability Company Interests (1),(2)	—	—	249,451	—	—	(2,143,900)	1,894,449	—

Total Affiliate Investments		$1,093,451	$16,019,272	$76,764	$7,768,846	$(16,959,017)	$(6,592,510)	$313,355

(1)	Nonincome-producing security.
(2)	Investment is no longer held as of June 30, 2016.
(3)	Investment is no longer a control investment at June 30, 2016. The Company sold the LLC interest in The Finance Company, LLC on March 15, 2016.

Schedule 12 – 14

The table below represents the fair value of control and affiliate investments at June 30, 2014 and any amortization, purchases, sales, and realized and net unrealized gain (loss) made to such investments, as well as the ending fair value as of June 30, 2015.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/ Type of Investment	Par Amount/ Quantity at June 30, 2015	Amount of Interest and Dividends Credited in Income	Fair Value at June 30, 2014	Accretion/ Amortization	Purchases	Sales	Realized and Unrealized Gains/ Losses	Transfer from Control to Non-Control/ Non-Affiliate Investment	Fair Value at June 30, 2015
Control Investments
New Media West, LLC (2)
Senior Debt/Limited Liability Company Interests (4)	$3,811,681	$318,461	$5,666,679	$—	$—	$(1,015,030)	$(4,651,649)	$—	$—
Takoda Resources Inc.
Senior Debt/Common Stock (1)	$3,054,532/749	118,703	2,557,379	—	453,272	(91,568)	(2,757,498)	—	161,585
Texas Westchester Financial, LLC
Limited Liability Company Interests (1)	9,278	—	540,037	—	—	(171,717)	(190,820)	—	177,500
The Finance Company, LLC
Senior Debt/Limited Liability Company Interests	$4,195,915/50	881,110	7,214,905	38,386	—	(967,632)	(1,279,465)	—	5,006,194
TransAmerican Asset Servicing Group, LLC
Senior Debt/Limited Liability Company Interests (1)	$3,563,246/75	183,042	1,560,057	9,714	1,532,467	(977,374)	(1,658,079)	—	466,785

Total Control Investments		$1,501,316	$17,539,057	$48,100	$1,985,739	$(3,223,321)	$(10,537,511)	$—	$5,812,064

Affiliate Investments
General Cannabis Corp. (3)
Common Stock/Warrant (1),(4)	654,409	—	2,356,212	—	113,214	(377,639)	(600,986)	(1,490,801)	—
Modular Process Control, LLC
Senior Debt/Warrant (1)	$7,151,027/1	1,205,914	3,971,110	99,410	2,282,926	(1,911,704)	(777,915)	—	3,663,827
ProGrade Ammo Group, LLC
Senior Debt/Warrants (1)	$6,665,197/181,240	4,594	4,133,284	4,594	877,441	(2,305,294)	(119,716)	—	2,590,309
SOLEX Fine Foods, LLC; Catsmo, LLC
Senior Debt/Limited Liability Company Interests (1) /Warrant (1)	$3,861,696/1/1	512,253	3,888,914	27,904	110,000	(148,304)	(46,167)	—	3,832,347
US Oilfield Company, LLC
Senior Debt/Warrants (1)	$5,767,417/3	722,952	—	38,812	18,396,291	(12,714,465)	(37,300)	—	5,683,338
West World Media, LLC
Limited Liability Company Interests (1)	148,326	—	238,897	—	—	—	10,554	—	249,451

Total Affiliate Investments		$2,445,713	$14,588,417	$170,720	$21,779,872	$(17,457,406)	$(1,571,530)	$(1,490,801)	$16,019,272

(1)	Nonincome-producing security.
(2)	On June 30, 2015, New Media West, LLC transferred from a Control Investment to a Non-Control/Non-Affiliate Investment.
(3)	As of May 13, 2015, General Cannabis Corp. transferred from an Affiliate Investment to a Non-Control/Non-Affiliate Investment. All purchases and sales after May 13, 2015 have been excluded from the purchase and sales columns in the above table. Realized and unrealized gains/losses have been prorated and only the realized and unrealized gains/losses which are attributable to the investment as an Affiliate Investment have been included.
(4)	Investment no longer held as of June 30, 2015.

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JUNE 30, 2017

FORM OF PRELIMINARY PROSPECTUS SUPPLEMENT TO BE USED IN CONJUNCTION WITH FUTURE COMMON STOCK OFFERINGS(1)

PRELIMINARY PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 201     )

            Shares

Common Stock

$

Great Elm Capital Corp. is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940 (the “Investment Company Act”). Our primary investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt of middle market companies in a range of industries.

The selling stockholders identified herein (the “Selling Stockholders”) are offering for sale             shares of our common stock (the “Secondary Shares”). The Selling Stockholders have granted the underwriters a 30-day option to purchase up to                      additional Secondary Shares at the public offering price, less the underwriting discounts and commissions, to cover over-allotments.

Our common stock is traded on the NASDAQ Global Market under the symbol “GECC”. The last reported closing price for our common stock on [            ], 201     was $[        ] per share.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453, or by calling us at (617) 375-3006. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our Internet website address is www.greatelmcc.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage, and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 9 of the accompanying prospectus and the additional risks noted in “Recent Developments “ beginning on page S-6 of this prospectus supplement.

Our debt investments either are, or if rated would be, rated below investment grade by independent rating agencies. These “junk bonds” and “leveraged loans” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal before maturity, which potentially heightens the risk that we may lose all or part of our investment.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public Offering Price
Sales Load (Underwriting Discounts and Commissions)
Proceeds to Selling Stockholders (before estimated expenses of $ )

The underwriters expect to deliver the shares to purchasers on or about             , 201    .

[The underwriters have the option to purchase up to an additional             Secondary Shares at the public offering price, less the sales load (underwriting discounts and commissions), within days from the date of this prospectus supplement [solely to cover over-allotments]. If the [over-allotment] option is exercised in full, the total public offering price will be $        , and the total sales load (underwriting discounts and commissions) will be $        . The proceeds to Selling Stockholders would be $        , before deducting estimated offering expenses payable by Selling Stockholders of approximately $        .]

Prospectus Supplement dated             , 201

(1)	In addition to the sections outlined in this form of prospectus supplement, each prospectus supplement actually used in connection with an offering conducted pursuant to the registration statement to which this form of prospectus supplement is attached will be updated to include such other information as may then be required to be disclosed therein pursuant to applicable law or regulation as in effect as of the date of each such prospectus supplement, including, without limitation, information particular to the terms of each security offered thereby and any related risk factors or tax considerations pertaining thereto. This form of prospectus supplement is intended only to provide a rough approximation of the nature and type of disclosure that may appear in any actual prospectus supplement used for the purposes of offering securities pursuant to the registration statement to which this form of prospectus supplement is attached, and is not intended to and does not contain all of the information that would appear is any such actual prospectus supplement, and should not be used or relied upon in connection with any offer or sale of securities.

PROSPECTUS SUPPLEMENT

PROSPECTUS

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus, which we refer to collectively as the “prospectus.” We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. The Selling Stockholders are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement or such base prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since then.

S-i

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that the percentage indicated for “Other expenses” in the table below is an estimate and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “GECC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Great Elm Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	None	(1)
Offering expenses (as a percentage of offering price)	None	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses	—%
Estimated annual expenses (as percentage of net assets attributable to common stock):
Base management fees	—%	(4)
Incentive fees payable under the Investment Management Agreement (20% of pre-incentive fee net income and capital gains)	—%	(5)
Interest payments on borrowed funds	—%	(6)
Acquired fund fees and expenses	—%	(7)
Other expenses	—%	(8)
Total annual expenses	—%	(9)

(1)	Any underwriting fee related to the Secondary Shares will be paid by the Selling Stockholders.
(2)	We will not bear any expenses in connection with this offering. The offering expenses will be borne by the Selling Stockholders.
(3)	The de minimis expenses of the dividend reinvestment plan are included in “other expenses.” For additional information, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	We are externally managed by GECM and our management fee will equal 1.50% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts and other forms of leverage). Consequently, if we have borrowings outstanding, the management fee as a percentage of net assets attributable to common shares would be higher than if we did not utilize leverage.
(5)	See “The Company — Investment Management Agreement” in the accompanying prospectus.
(6)	Assumes borrowings representing % of our average net assets at an annual interest expense to us of %, which is based on the weighted average interest rate expensed on our outstanding notes for the period from to . The amount of leverage that we may employ at any particular time will depend on, among other things, our Board’s and GECM’s assessment of market and other factors at the time of any proposed borrowing.
(7)	“Acquired fund fees and expenses” represents fees and expenses incurred directly by us as a result of investments in other investment companies including money market mutual funds.
(8)	“Other Expenses” are based on estimated amounts for the current fiscal year. The Administration Agreement provides that the allocation of compensation to administrative personnel will be limited to 0.50% of our net asset value for a period of 12 months from November 3, 2016. See “The Company — Administration Agreement” in the accompanying prospectus. This waiver is not reflected in “Other Expenses” since it will expire prior to the one year anniversary of the date of the accompanying prospectus.
(9)	“Total annual expenses” is different from the ratio of expenses to average net assets contained in the “Financial Highlights” included in or financial statements because the “Financial Highlights” reflect only our operating expenses and do not include acquired fund fees and expenses. Upon the closing of the Merger on November 3, 2016, we booked approximately $3.4 million in one-time non-recurring expenses related to the Merger. These costs will not recur and accordingly are also not included in the ratios presented in “Other Expenses” above. Had the acquired fund fees and expenses and these one-time, non-recurring expenses related to the Merger been so included, “Total annual expenses” would amount to % of average net assets attributable to common stock.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) no sales load or offering expenses, (2) total net annual expenses of         % of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (3) a 5% annual return:

	1 year	3 years	5 years	10 years
Total Expenses Incurred*	$—	$—	$—	$—
Total Expenses Incurred**	$—	$—	$—	$—

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
**	Assumes no unrealized capital depreciation or realized capital losses and annual returns resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee under the Management Agreement would not be earned or payable and is not included in the first row of the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. The second row of the example therefore assumes the 5% return results entirely from net realized capital gains (and therefore subject to the capital gains incentive fee) to demonstrate how the Incentive Fee could impact expenses. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the dividend. This applies where we are issuing new shares pursuant to our dividend reinvestment plan. We may also instruct the plan administrator to purchase shares of our common stock in the open market in connection with our implementation of the plan. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

BUSINESS

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus supplement and the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and words of similar import refer to Great Elm Capital Corp. and/or its subsidiaries.

Great Elm Investment Corp., a Maryland corporation which was formed on April 22, 2016 and commenced operations on November 3, 2016, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We are an “emerging growth company” within the meaning of the JOBS Act, and, as such, are subject to reduced public company reporting requirements. Our investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt instruments of middle market companies in a range of industries, which, our external investment manager, Great Elm Capital Management, Inc. (“GECM”), defines as companies with enterprise values between $100.0 million and $2.0 billion. Our investment objectives may be changed without a vote of the holders of a majority of our stockholders. GECM provides the administrative services necessary for us to operate.

We make multi-year investments primarily in secured and senior unsecured debt instruments that we purchase in the secondary markets. We may also originate investments directly with issuers. We invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. We seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to, or do, exceed our investment and any debt that is senior to, or ranks in parity with, our investment. We seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks. GECM’s investment process includes a focus on an investment’s contractual documents, as it seeks to identify rights that enhance an investment’s risk protection and avoid contracts that compromise potential returns or recoveries. We may also invest in subordinated debt, mezzanine debt, and equity or equity-linked financial instruments.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. Our shares trade at a discount to our net asset value and further discounts will increase the risk of loss for purchasers in this offering.

We acquired a portfolio of fixed income securities (the “Initial GECC Portfolio”) from private investment funds (the “MAST Funds”) managed by MAST Capital Management, LLC, a Delaware limited liability company (“MAST”), a 14 year-old Boston-based middle-market credit-focused investment manager. The investments included in the Initial GECC Portfolio had a collective fair value of approximately $90.0 million as of June 30, 2016, which represented approximately 26.5%, 24.3% and 5.0% respectively, of the June 30, 2016 total assets of the three contributing MAST Funds. See the section in the Prospectus titled “The Company — Formation Transactions.”

We are and will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of the Merger, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700.0 million as of the end of the previous second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

We made, and expect to make, multi-year investments primarily in secured and senior unsecured debt instruments that we purchase in the secondary markets. We may also originate investments directly with issuers. We invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. We seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to, or do, exceed our investment and any debt that is senior to, or ranks in parity with, our investment. We seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks. GECM’s investment process includes a focus on an investment’s contractual documents, as it seeks to identify rights that enhance an investment’s risk protection and avoid contracts that compromise potential returns or recoveries. We may also make investments in subordinated debt, mezzanine debt, and equity or equity-linked financial instruments.

Portfolio Composition

The following tables and graphs summarize information about our portfolio as of March 31, 2017.

	March 31, 2017
	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio
Investments:
1st Lien / Senior Secured Debt	$143.0	94.0%
Unsecured Debt	6.6	4.3%
Equity / Other	2.6	1.7%

Total Investments at Fair Value	$152.2	100.0%

Our investment in Avanti Communications Group plc (“Avanti”) represents 100% of our Wireless Telecommunications Services investments as of March 31, 2017. Please see “Risk Factors—Risks Relating to Our Investments—We may lose all of our investment in Avanti” in the accompanying prospectus.

The following table sets forth certain information as of March 31, 2017 regarding each portfolio company in which we have a debt or equity investment. For information regarding material portfolio transactions occurring after March 31, 2017, please see the “Management’s Discussion and Analysis of Financial Condition — Recent Developments” section of this prospectus and any applicable prospectus supplement. Additional information about the general terms of our loans and other investments are described above under “Risk Factors” and “The Company — Overview.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ boards of directors or equivalent governing bodies. Other than these investments and any additional relationships described below with respect to a particular portfolio company, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of	Industry	Investment(2)	Percentage of Class Held	Cost (in thousands)	Fair Value (in thousands)
Portfolio Company(1)
Control Investments(12)
Double Deuce Lodging, LLC	Hotel Operator	Limited Liability Company Interests(3,9)	100%	$2,138	$2,138
Luling, TX
PE Facility Solutions, LLC	Building Cleaning and Maintenance Services	Senior Secured Revolver, 10.99% (LIBOR + 10.00%, 10.00% Floor), 02/27/2022 (3,4)	†	1,532	1,532
San Diego, CA		Senior Secured Term Loan A, 11.99% (LIBOR + 11.00%, 11.00% Floor), 02/27/2022 (3,4)	†	10,000	10,000
		Senior Secured Term Loan B, 14.99% (LIBOR + 14.00%, 14.00% Floor), 02/27/2022 (3,4,8)	†	7,510	7,149
		Limited Liability Company Interests(3,9)	100%	—	—

				19,042	18,681
Texas Westchester Financial, LLC	Consumer Financing	Limited Liability Company Interests(3,9)	100%	68	68
Waltham, MA

Total Control Investments				21,248	20,887

Affiliate Investments(10)

OPS Acquisitions Limited and Ocean Protection Services Limited	Maritime Security Services	Senior Secured Term Loan, 12.99% (LIBOR + 12.00%, 12.50% Floor), 06/01/2018 (3,4,7)	†	4,234	2,674
London, UK
		Common Stock (3,7,9)	20%	—	—

				4,234	2,674

Total Affiliate Investments				4,234	2,674

Non-Control, Non-Affiliate Investments
310E53RD, LLC	Real Estate Holding Company	Senior Secured Term Loan, 10.99% (LIBOR + 10.00%, 10.15% Floor, 16.00% Cap), 07/01/2017 (3,4)	†	5,991	5,988
New York, NY
Ads Direct Media, Inc.	Internet Advertising	Senior Secured Term Loan, 16.50% (LIBOR + 13.00%, 16.50% Floor), 05/02/2018 (3,4,5,9)	†	745	666
Palm Beach Gardens, FL
Avanti Communications Group PLC	Wireless Telecommunications Services	First Lien Secured Bond, 10.00%, 10/01/2021 (6,7,8)	†	26,803	28,779
London, UK		Second Lien Secured Bond, 12.00%, 10/01/2023 (6,7,8)	†	37,591	18,872
		Common Stock (7,9)	1%	23	297

				64,417	47,948
Chester Downs & Marina LLC / Chester Downs Finance Corp.	Casinos and Gaming	Senior Secured Bond, 9.25%, 02/01/2020 (6)	†	5,815	6,135
Chester, PA

Davidzon Radio, Inc.	Radio Broadcasting	Senior Secured Term Loan, 11.00% (LIBOR + 10.00%, 11.00% Floor), 03/31/2020 (3,4)	†	9,301	9,139
Brooklyn, NY
Everi Payments, Inc.	Hardware	Senior Unsecured Bond, 10.00%, 01/15/2022	†	5,976	6,555
Las Vegas, NV
Luling Lodging, LLC	Hotel Operator	Senior Secured Term Loan, 17.99% (LIBOR + 17.00%, 12.25% Floor), 12/18/2017 (3,4,5)	†	1,793	1,678
Luling, TX
Modular Process Control, LLC	Energy Efficiency Services	Unecured Term Loan, 5.00%, 04/01/2025 (3,5,9)	†	—	—
Chesterfield, MO
NANA Development Corp.	Maritime Security Services	Senior Secured Bond, 9.50%, 03/15/2019 (6)	†	7,820	7,840
Anchorage, AK
Optima Specialty Steel, Inc.	Metals and Mining	Senior Secured DIP Term Loan, 11.10% (LIBOR + 10.00%, 10.00% Floor), 10/31/2017 (3,11)	†	12,655	12,655
Miami, FL
PEAKS Trust 2009-1	Consumer Financing	Senior Secured Term Loan, 7.50% (LIBOR + 5.50%, 7.50% Floor), 01/27/2020 (3,4,7)	†	1,084	1,009
Carmel, IN
PR Wireless, Inc.	Wireless Communications	Senior Secured Term Loan, 10.00% (LIBOR + 9.00%, 10.00% Floor), 06/27/2020 (3,4)	†	8,775	9,166
Guaynabo, PR
		Warrants (3,9)	1%	313	60

				9,088	9,226
Pristine Environments, Inc.	Building Cleaning and Maintenance Services	Senior Secured Term Loan B, 16.49% (LIBOR + 15.50%, 12.70% Floor), 03/31/2017 (3,4,5)	†	500	—
San Diego, CA
RiceBran Technologies Corporation	Grain Mill Products	Warrants (3,9)	†	145	70
Scottsdale, AZ
Sonifi Solutions, Inc.	Consumer Discretionary	Senior Secured Term Loan, 8.00%, 03/28/2018 (3,8)	†	4,751	6,880
Los Angeles, CA
Tallage Adams, LLC	Real Estate Services	Senior Secured Term Loan, 11.15% (LIBOR + 10.00%, 11.00% Floor), 12/31/2017 (3,11)	†	1,231	1,229
Boston, MA
Tallage Lincoln, LLC	Real Estate Services	Senior Secured Term Loan, 11.15% (LIBOR + 10.00%, 11.00% Floor), 12/31/19 (3,11)	†	4,829	4,816
Boston, MA
The Finance Company, LLC	Consumer Finance	Senior Secured Term Loan, 17.24% (LIBOR + 16.25%, 13.75% Floor), 06/30/2018 (3,4)	†	2,491	2,416
Silver Springs, MD
The Selling Source, LLC	Information and Data Services	Senior Secured Term Loan, 17.00%, 12/31/2017 (3,5,8)	†	4,270	4,423

Las Vegas, NV
Total Non-Control, Non-Affiliate Investments				142,902	128,673

TOTAL INVESTMENTS				168,384	152,234

(1)	The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (“London Interbank Offered Rate”) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of March 31, 2017. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of directors.
(4)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2017 was 0.99%.
(5)	Investment was on non-accrual status as of March 31, 2017.
(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.
(7)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Of the Company’s total assets, 13.9% were non-qualifying assets as of March 31, 2017.
(8)	Security pays, or has the option to pay, all or a portion of its interest in kind.
(9)	Non-income producing security.
(10)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, a defined in the Investment Company Act, which are not “Control Investments.” A company is deemed to be an “Affiliate” of the Company if the Company owns 5% or more, but less than 25%, of the voting securities of such company.
(11)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2017 was 1.15%.
(12)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act. A company is deemed to be a “Control Investment” of the Company if the Company owns more than 25% of the voting securities of such company.
†	Investment is a debt instrument and thus percentage of class does not apply.

Set forth below is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of March 31, 2017.

Avanti Communications

Avanti Communications Group plc (“Avanti”), located in London, UK, is a leading provider of satellite-enabled data communications services in Europe, the Middle East and Africa. Avanti’s network consists of: two high throughput satellites, HYLAS 1 and HYLAS 2; a multiband satellite, Artemis; two satellites that are not yet launched, HYLAS 3 and HYLAS 4; and an international fiber network connecting data centers in several countries. Avanti’s satellites primarily operate in the Ka band frequency range. The Ka band allows for the delivery of greater capacity at faster speeds than Ku band capacity. Our CEO currently is a director of Avanti.

Optima Specialty Steel

Optima Specialty Steel, Inc. (“Optima”), located in Miami, FL, is a leading independent manufacturer and processor of special bar quality and merchant bar quality hot rolled steel bars, value-added precision-tolerance, cold drawn seamless tubes and high quality engineered cold finished steel bars in the U.S. Optima sells its products directly to original equipment manufacturers, as well as to distributors. Furthermore, Optima sells its products into diversified end markets such as transportation (including automotive), energy (including oil and gas shale extraction), agriculture, power generation and yellow goods/construction equipment end markets.

PE Facility Solutions

PE Facility Solutions, LLC (“PEFS”), located in San Diego, CA, provides facilities maintenance services to local and national commercial clients. PEFS manages, maintains and optimizes the performance of mission critical facilities for corporate real estate owners in nearly 100 million square feet of specialized buildings through North America. PEFS is headquartered in San Diego, California and has operations nationwide. A member of our investment committee serves as a member of the Board of Managers of PEFS.

Davidzon Radio

Davidzon Radio Inc. (“Davidzon”), located in Brooklyn, NY, engages in radio broadcasting activities through its ownership and operation of an AM radio station in the New York, New York market. Davidzon’s station is partially operated on a brokered time model whereby blocks of broadcast time are sold under fixed price, multi-year contracts to independent programmers.

PR Wireless

PR Wireless, Inc. (“PR Wireless”), located in Guaynabo, Puerto Rico, operates under the OpenMobile brand name and is a mobile network operator that provides wireless telephony services throughout Puerto Rico.

About Great Elm Capital Management, Inc.

GECM’s investment team has more than 100 years of experience in the aggregate financing and investing in leveraged middle market companies. GECM’s team is led by Peter A. Reed, who has been employed by MAST Capital Management, LLC (“MAST Capital”) since 2004. Senior members of GECM’s team include Adam M. Kleinman, John S. Ehlinger and Adam W. Yates. The GECM investment team has deployed more than $17.0 billion into more than 550 issuers across 20+ jurisdictions over its 14 plus year history under MAST Capital.

Our Corporate Information

Our offices are located at 800 South Street, Suite 230, Waltham, MA 02453. Our common stock is quoted on NASDAQ under the symbol “GECC.” Our Internet website address is www.greatelmcc.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

[                                 ]

SELECTED FINANCIAL DATA

The following selected financial data is derived from our consolidated financial statements for the period from April 22, 2016 (our inception) through December 31, 2016, which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. The selected consolidated financial data for the three months ended March 31, 2017 has been derived from unaudited financial data. Interim results for the three months ended March 31, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as other disclosures included elsewhere in this prospectus supplement.

Dollar amounts in thousands, except per share data	For the three months ended March 31, 2017		Period from inception through December 31, 2016
Statement of Operations Data:
Total Investment Income	$7,315		$5,831
Total Gross Expenses	3,226		5,906
Total Net Expenses	3,221		5,826
Net Investment Income	4,094		5
Net Increase in Net Assets Resulting from Operations	3,379		(17,874)

Per Share Data:(1)
Net Investment Income	0.32		0.28	(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	0.27		(0.75	)(2)
Dividends Declared	0.25		0.17	(2)

Statement of Assets and Liabilities Data:
Total Assets	$225,448		$236,544
Total Net Assets	$170,437		$172,984
Other Data:
Total Return based on Market Value	(0.31	)%(3)	(2.03	)%(4)
Total Return based on Net Asset Value	2.38	%(3)	(5.30	)%(4)

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	For the period from November 3, 2016 to December 31, 2016. November 3, 2016 is the date on which the Merger closed; November 4, 2016 is the date on which the Company began operating as the combined entity resulting from the Merger.
(3)	Total return based on net asset value is calculated as the change in net asset value per share, assuming our distributions were reinvested through our dividend reinvestment plan. Total return based on market value is calculated as the change in market value per, assuming our distributions were reinvested through its dividend reinvestment plan.
(4)	Total return based on net asset value is calculated as the change in net asset value per share from November 4, 2016 through December 31, 2016, assuming our distributions were reinvested through our dividend reinvestment plan. Total return based on market value is calculated as the change in market value per share from November 4, 2016 through December 31, 2016, assuming our distributions were reinvested through our dividend reinvestment plan, and is assumed to be $12.03 per share on November 4, 2016. $12.03 per share represents the closing price of Full circle’s common stock on its last day of trading prior to the merger, as adjusted by the exchange ratio in the merger agreement.

USE OF PROCEEDS

All of the Secondary Shares offered by the Selling Stockholders pursuant to this prospectus supplement will be sold by the Selling Stockholders for their own account. We will not receive any of the proceeds from these sales. The Selling Stockholders will pay all fees and expenses incurred in connection with the registration and offering of the Secondary Shares pursuant to an amended and restated registration rights agreement, dated as of November 4, 2016 (the “Registration Rights Agreement”), including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and any underwriting discounts and commissions and transfer taxes.

SELLING STOCKHOLDERS

This prospectus supplement relates to the resale of up to             shares of our common stock that are currently issued and outstanding. All of such Secondary Shares are held by the Selling Stockholders as noted in the table and footnotes below. The Selling Stockholders acquired their shares from us in connection with our formation transactions. In connection with the formation transactions, we entered into a Registration Rights Agreement pursuant to which we granted these holders registration rights.

The following table sets forth:

•	the name of the Selling Stockholders;

•	the number and percent of shares of our common stock that each Selling Stockholder beneficially owned prior to the offering for resale of the Secondary Shares under this prospectus supplement;

•	the number of Secondary Shares that are being offered for resale for the account of each Selling Stockholder under this prospectus supplement; and

•	the number and percent of shares of our common stock to be beneficially owned by each Selling Stockholder after an offering under this prospectus supplement (assuming all of the offered Secondary Shares are sold by each Selling Stockholder).

This table is prepared solely based on information supplied to us by the listed Selling Stockholder and any public documents filed with the SEC, and assumes the sale of all of the Secondary Shares offered under this prospectus supplement. The applicable percentages of beneficial ownership are based on an aggregate of [    ] shares of our common stock issued and outstanding on [    ], 20[    ], adjusted as may be required by rules promulgated by the SEC.

	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholder	Number	Percent		Number	Percent

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ under the symbol “GECC.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a premium (discount) to net asset value, or NAV, and quarterly dividends per share for each fiscal quarter since our shares began trading in the public markets on November 7, 2016. The last reported closing sales price of our common stock on             , 201     was $         per share. As of             , 201    , we had                      stockholders of record.

			Price Range		High Sales Price	Low Sales Price
	NAV(1)		High	Low	Premium (Discount) to NAV(2)	Premium (Discount) to NAV(2)	Dividends Declared
Fiscal 2017
Second quarter (through June 29, 2017)		(3)	$11.55	$10.25	*(3)	*(3)
First quarter	$13.59		$11.82	$10.74	(13)%	(21)%	0.25
Fiscal 2016
Fourth quarter (beginning November 7, 2016)	$13.52		$11.90	$10.35	(12)%	(23)%	0.166

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.
(2)	Calculated by taking the respective high or low sales price, dividing it by net asset value (in each case, as of the end of the applicable quarter), and subtracting 1 from the result.
(3)	The NAV per share as of March 31, 2017 was $13.59. NAV per share as of June 30, 2017 may be higher or lower than $13.59 based on potential changes in valuations, issuances or repurchases of securities, dividends paid and earnings for the quarters then ended.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our, or our portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the general economy and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our financing resources and working capital;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions; and

•	our ability to maintain our qualification as a regulated investment company and as a business development company.

We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. The forward looking statements contained in this prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in this prospectus supplement.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (the “SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement or in any report that we file under the Exchange Act.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus supplement and the accompanying prospectus.

Overview

We are a business development company (“BDC”) that seeks to generate both current income and capital appreciation through debt and equity investments. Our investment focus is on debt obligations of middle-market companies. We invest primarily in the debt of middle-market companies as well as small businesses, generally in the form of senior secured and unsecured notes, as well as in senior secured loans, junior loans and mezzanine debt. We will from time to time make equity investments as part of restructuring credits and in rare instances reserve the right to make equity investments directly.

On September 27, 2016, we and GECM entered into the Investment Management Agreement and the Administration Agreement, and, upon closing the Merger, we began to accrue obligations to our external investment manager under those agreements.

Beginning with our tax year starting October 1, 2016, we intend to elect to be treated as a Regulated Investment Company (“RIC”) for U.S. federal income tax purposes. As a RIC, we will not be taxed on our income to the extent that we distribute such income each year and satisfy other applicable income tax requirements. To qualify as a RIC, we must, among other things, meet source-of-income and asset diversification requirements and annually distribute to our stockholders generally at least 90% of our investment company taxable income on a timely basis. If we qualify as a RIC, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders.

Formation Transactions

On June 23, 2016, we entered into the Subscription Agreement, under which:

•	On June 23, 2016, Great Elm Capital Group, Inc. (“GEC”) contributed $30.0 million in exchange for 1,966,667 shares of our common stock.

•	On September 27, 2016 before we elected to be a BDC, funds (the “MAST Funds”) managed by MAST Capital Management, LLC (“MAST”) contributed to us the Initial GECC Portfolio that we valued at $90.0 million in exchange for 5,935,800 shares of our common stock.

For financial reporting purposes, we have accounted for the contribution of the Initial GECC Portfolio as an asset acquisition per Topic 805, Business Combinations, of the Accounting Standards Codification (“ASC”). For tax purposes, we recorded our basis in the Initial GECC Portfolio at the fair market value of the Initial GECC Portfolio as of the date of contribution.

Under the Subscription Agreement, upon consummation of the Merger, we became obligated to reimburse the costs incurred by GEC and the MAST Funds in connection with the Merger and the transactions contemplated by the Subscription Agreement.

Following the closing of the Merger, we entered into a registration rights agreement with GEC and the MAST Funds.

Full Circle Merger

On June 23, 2016, we entered into the Merger Agreement with Full Circle. Following approval on October 31, 2016 of the Merger by Full Circle’s stockholders, on November 3, 2016:

•	Full Circle merged into us (the “Merger”) resulting in our acquisition, by operation of the Merger, of Full Circle’s portfolio that we valued at $74.7 million at November 3, 2016;

•	We became obligated to issue an aggregate of 4,986,585 shares of our common stock to former Full Circle stockholders; and

•	Our exchange agent paid a $5.4 million special cash dividend to former Full Circle stockholders.

We accounted for the Merger as a business combination under ASC Topic 805 and Regulation S-X’s purchase accounting guidance. GECC was designated as the acquirer for accounting purposes. The difference between the fair value of Full Circle’s net assets and the consideration was recorded as a purchase accounting loss because the fair value of the assets acquired and liabilities assumed, as of the date of the Merger, was less than that of the merger consideration paid.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including, among others, the amount of debt and equity capital available from other sources to middle-market companies, the level of merger and acquisition activity, pricing in the high yield credit markets, our expectations of future investment opportunities, the general economic environment as well as the competitive environment for the types of investments we make.

As a BDC, our investments and the composition of our portfolio are required to comply with regulatory requirements.

Revenues

We generate revenue primarily in the form of interest on the debt investments that we hold. We also may generate revenue from dividends on the equity investments that we hold, capital gains on the disposition of investments, and certain lease, fee, and other income. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Our debt investments generally pay interest quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or pay in kind (“PIK”). In addition, we may generate revenue in the form of prepayment fees, commitment, origination, due diligence fees, end-of-term or exit fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

Expenses

Our primary operating expenses include the payment of a base management fee, administration fees (including the allocable portion of overhead under the administration agreement), and, depending on our operating results, an incentive fee. The base management fee and incentive fee remunerates the Investment Manager for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration agreement provides for reimbursement of costs and expenses incurred for office space rental, office equipment and utilities allocable to us under the Administration Agreement, as well as certain costs and expenses incurred relating to non-investment advisory, administrative or operating services provided by GECM or its affiliates to us. We also bear all other costs and expenses of our operations and transactions. Our expenses include interest on our outstanding indebtedness.

Critical Accounting Policies

Valuation of Portfolio Investments

We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors (our “Board”). Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within ninety days are generally valued at amortized cost, which approximates fair value.

Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with our valuation policy that has been reviewed and approved by our Board, who also approves in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available.

The valuation process approved by our Board with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

•	The investment professionals of GECM provide recent portfolio company financial statements and other reporting materials to independent valuation firms approved by our board of directors;

•	Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of GECM;

•	The fair value of smaller investments comprising in the aggregate less than 5% of our total capitalization may be determined by GECM in good faith in accordance with our valuation policy without the employment of an independent valuation firm; and

•	Our audit committee recommends, and our Board determines, the fair value of the investments in our portfolio in good faith based on the input of GECM, our independent valuation firms (to the extent applicable) and the business judgment of each of the audit committee and our Board.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables; and enterprise values.

We strive to maximize the use of observable inputs and minimize the use of unobservable inputs in our valuation process. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset developed based on the best information available in the circumstances.

Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

Level 1	Investments valued using unadjusted quoted prices in active markets for identical assets.

Level 2	Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

Level 3	Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment if such fees are fixed in nature. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, and end-of-term or exit fees that have a contingency feature or are variable in nature are recognized as earned. Prepayment fees and similar income due upon the early repayment of a loan or debt security are recognized when earned and are included in interest income.

We may purchase debt investments at a discount to their face value. Discounts on the acquisition of corporate debt instruments are generally amortized using the effective-interest or constant-yield method, unless there are material questions as to collectability. For debt instruments where we are amortizing original issue discounts, when principal payments on the debt instrument are received in an amount in excess of the debt instrument’s amortized cost, the excess principal payments are recorded as interest income.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale of an investment and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the first in first out method. Net change in unrealized appreciation or depreciation reflects the net change in portfolio investment values and portfolio investment cost bases during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and Investment Activity

The following is a summary of our investment activity since our inception in April 2016 (dollar amounts in thousands):

Time Period	Acquisitions(1)	Dispositions(2)	Weighted Average Interest Rate End of Period(3)
Formation Transactions	$90,494	$—	N/A
Merger	74,658	—	N/A
November 4, 2016 through December 31, 2016	42,006	(41,738)	10.00%

For the period ended December 31, 2016	207,158	(41,738)	N/A
Quarter ended March 31, 2017	75,852	(78,758)	9.87%

For the Three Months Ended March 31, 2017	$75,852	$(78,758)	N/A

Since inception	$283,010	$(120,496)	N/A

(1)	Includes new deals, additional fundings (inclusive of those on revolving credit facilities), refinancings and payment in kind “PIK” income.
(2)	Includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities).
(3)	Weighted average interest rate is based upon the stated coupon rate and par value of outstanding debt securities at the measurement date. Debt securities on non-accrual status are included in the calculation and are treated as having 0.00% as their applicable interest rate for purposes of this calculation, unless such debt securities are valued at zero.

Portfolio Reconciliation

The following is a reconciliation of the investment portfolio for the period from inception through March 31, 2017 (dollar amounts in thousands):

Dollar amounts in thousands	For the quarter ended March 31, 2017	For the period from inception through December 31, 2016
Beginning Investment Portfolio	$154,677	$—
Portfolio Investments Acquired via the Formation Transaction and Merger	—	165,152
Portfolio Investments Acquired(1)	75,852	42,006
Amortization and Accretion of Fixed Income Premiums and Discounts	1,178	2,438
Portfolio Investments Repaid	(78,758)	(41,738)
Net Change in Unrealized Gain (Loss) on Investments	(2,695)	(13,455)
Net Realized Gains (Losses) on Investments	1,980	274

Ending Investment Portfolio	$152,234	$154,677

(1)	Includes PIK income.

During the three months ended March 31, 2017, we recorded net unrealized appreciation (depreciation) of $(2.7) million.

During the three months ended March 31, 2017, we recorded net realized gains of $2.0 million, primarily in connection with our disposition of our investment in JN Medical, which resulted in a $1.0 million gain. We also realized gains of $0.3 million on our sale of our Trilogy International bonds and $0.4 million on the sale of a portion of our Everi Payments bonds.

Portfolio Classifications

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2017:

	March 31, 2017
	Investments at Fair Value (dollars in thousands)	Percentage of Total Portfolio
Investments:
Debt Instruments	$149,601	98.3%
Equity Investments	2,633	1.7%
Total Investments at Fair Value	$152,234	100.0%

Results of Operations for the three months ended March 31, 2017

	In Thousands	Per Share(1)
Total Investment Income(2)	$7,315	$0.58
Interest Income	6,826	0.54
Dividend Income	46	0.00
Other Income	443	0.04
Net Operating Expenses	3,221	0.26
Management Fee	593	0.05
Incentive Fee	1,023	0.08

Total Advisory Fees	1,616	0.13
Total Costs Incurred Under Administration Agreement	495	0.04
Director’s Fees	27	0.00
Interest Expenses	631	0.05
Professional Services Expense	331	0.03
Custody Fees	13	0.00
Other	113	0.01
Fees Waivers and Expense Reimbursement	(5)	0.00

Net Investment Income	$4,094	$0.32

(1)	The per share figures noted above are based on a weighted average of 12,636,477 shares for the three months ended March 31, 2017, except where such amounts need to be adjusted to be consistent with the financial highlights of our consolidated financial statements.
(2)	Total investment income includes PIK income of $1,142 for the three months ended March 31, 2017.

Total Investment Income

	In Thousands	Per Share(1)
Total Investment Income(2)	$7,315	$0.58
Interest Income	6,826	0.54
Dividend Income	46	0.00
Other Income	443	0.04

(1)	The per share figures noted above are based on a weighted average of 12,636,477 shares for the three months ended March 31, 2017.
(2)	Total investment income includes PIK income of $1,142 for the three months ended March 31, 2017.

Total Investment Income for the three months ended March 31, 2017 was $7.3 million, which included $6.8 million of interest income. Interest income included net accretion of OID and market discount of $1.2 million and total investment income included PIK income of $1.1 million

We also generated $0.4 million of fee income.

Expenses

	In Thousands	Per Share
Net Operating Expenses	$3,221	$0.26
Management Fee	593	0.05
Incentive Fee	1,023	0.08

Total Advisory Fees	1,616	0.13
Total Costs Incurred Under Administration Agreement	495	0.04
Director’s Fees	27	0.00
Interest Expenses	631	0.05
Professional Services Expense	331	0.03
Bank Fees	13	0.00
Other	113	0.01
Fees Waivers and Expense Reimbursement	(5)	(0.00)

Total expenses for the three months ended March 31, 2017 were $3.2 million.

Total advisory fees were $1.6 million, with $0.6 million of management fees and $1.0 million of incentive fees accrued during the period. The incentive fees are currently expected to be deferred in accordance with our investment management agreement.

Total administration fees were $0.5 million, which includes direct costs deemed reimbursable under our administration agreement and fees paid for sub-administration services. We have accrued $5,000 as of March 31, 2017 under the reimbursement provision of the administration agreement, based on expenses accrued from November 4, 2016 through March 31, 2017. The cap on costs will be determined after completion of the year ending November 4, 2017.

Interest expense for the period was $0.6 million.

Net Investment Income

Net investment income for the three months ended March 31, 2017 was $4.0 million.

Realized Gain (Loss) on Investments

During the three months ended March 31, 2017, we recorded net realized gains of $2.0 million, primarily in connection with our disposition of our investment in JN Medical, which resulted in a $1.0 million gain. We also realized gains of $0.3 million on the sale of our Trilogy International bonds and $0.4 million on the sale of a portion of our Everi Payments bonds.

Change in Unrealized Gain (Loss) on Investments

Net change in unrealized appreciation (depreciation) on investments was $(2.7) million for three months ended March 31, 2017. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company’s investment portfolio, for the three months ended March 31, 2017 by portfolio company.

Dollar amounts in thousands		December 31, 2016			March 31, 2017
Portfolio Company	Change in Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Avanti Communications Group plc	$(3,192)	$55,298	$42,021	$(13,277)	$64,417	$47,948	$(16,469)
OPS Acquisitions Limited and Ocean Protection Services Limited	(1,591)	4,255	4,286	31	4,234	2,674	(1,560)
Sonifi Solutions, Inc.	1,347	5,933	6,715	782	4,751	6,880	2,129
Other(1)	741	102,646	101,655	(991)	94,982	94,732	(250)

Totals	$(2,695)	$168,132	$154,677	$(13,455)	$168,384	$152,234	$(16,150)

(1)	Other represents all remaining investments.

Liquidity and Capital Resources

At March 31, 2017, we had approximately $66.8 million of cash and cash equivalents, none of which was restricted in nature.

At March 31, 2017, we had investments in debt securities of 20 companies, totaling approximately $149.6 million at fair value and equity investments in seven companies, totaling approximately $2.6 million at fair value. The debt investment amount includes $526 in accrued PIK income earned for the three months ended March 31, 2017, and $0.5 million cumulatively, which is included in carrying value of our investments.

For the three months ended March 31, 2017, cash provided by operating activities, consisting primarily of net purchases of investments and the items described in “Results of Operations,” was approximately $7.0 million, reflecting the purchases and repayments of investments, net investment income resulting from operations, offset by non-cash income related to OID and PIK income, changes in working capital and accrued interest receivable. Net cash provided by purchases and sales of investments was approximately $2.9 million, reflecting principal repayments and sales of $78.8 million, offset by additional investments of $75.9 million. Such amounts included draws and repayments on revolving credit facilities. Our Board previously set our distribution rate at $0.083 per share per month and we intend to re-evaluate our dividend rate from time to time.

Stock Buyback Program

We have implemented a stock buyback program through May 2018 pursuant to Rule 10b5-1 of the Exchange Act to repurchase our shares in an aggregate amount of up to $15.0 million at market prices at any time the shares trade below 90% of NAV, subject to our compliance with our liquidity, covenant, leverage and regulatory requirements. Our Board has increased the overall size of the stock buyback program by a further $35.0 million.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Notes Payable

On November 3, 2016, we assumed approximately $33.6 million in aggregate principal amount of Full Circle’s 8.25% Notes due June 30, 2020 (the “Notes”). The Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears at a rate of 8.25% per annum. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at our option. The Notes are listed on the NASDAQ under the trading symbol “FULLL” with a par value of $25.00 per share.

Recent Developments

During April 2017, we sold our position in Chester Downs & Marina LLC for approximately $6.3 million, including accrued interest. We realized approximately $0.3 million of gains on the disposition of the investment

During April and May 2017, we sold the remaining $6.3 million of our position in Everi Payments, Inc. for approximately $6.8 million, including accrued interest. We realized approximately $0.6 million of gains on the disposition of the investment.

During May 2017, we received approximately $2.8 million in proceeds from the disposition of the primary asset of Double Deuce Lodging, LLC.

Our self-tender offer expired on May 5, 2017. We purchased 869,565 shares of our common stock, representing approximately 7 percent of our outstanding shares at a price of $11.50 per share on a pro rata basis for a total cost of approximately $10.0 million, excluding fees and expenses relating to the self-tender offer. The purchase price represented approximately 85% of net asset value per share as of March 31, 2017.

Our board of directors declared the monthly distributions for the third quarter of 2017 at an annual rate of approximately 7.37% of NAV, which equates to $0.083 per month. The schedule of distribution payments is as follows:

Month	Rate	Record Date	Payable Date
July	$0.083	July 31, 2017	August 15, 2017
August	$0.083	August 31, 2017	September 15, 2017
September	$0.083	September 29, 2017	October 16, 2017

During May 2017, we received approximately $6.0 million in proceeds from the full repayment of our loan to 310E53RD, LLC.

RISK FACTORS

[To be provided]

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. As of March 31, 2017, 8 debt investments in our portfolio bore interest at a fixed rate, and the remaining 15 debt investments were at variable rates, representing approximately $79.5 million and $70.1 million in principal debt, respectively. The variable rates are based upon LIBOR.

To illustrate the potential impact of a change in the underlying interest rate on our net investment income, we have assumed a 1%, 2%, and 3% increase and 1%, 2%, and 3% decrease in the underlying Prime Rate or LIBOR, and no other change in our portfolio as of March 31, 2017. We have also assumed there are no outstanding floating rate borrowings by the Company. See the below table for the effect the rate changes would have on net investment income.

LIBOR or Prime Rate Increase (Decrease)	Increase (decrease) of Net Investment Income (amounts in thousands)
3.00%	$2,162
2.00%	$1,434
1.00%	$706
-1.00%	$(278)
-2.00%	$(278)
-3.00%	$(278)

This analysis does not adjust for changes in the credit quality, size and composition of our portfolio, and other business developments that could affect the net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

UNDERWRITING

[To be provided]

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Venable LLP. Certain legal matters will be passed upon for the underwriters by              may rely as to certain matters of Maryland law upon the opinion of [    ].

GREAT ELM CAPITAL CORP.

MARCH 31, 2017

GREAT ELM CAPITAL CORP.

CONDENSED CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

Dollar amounts in thousands (except per share amounts)

	March 31, 2017	December 31, 2016
	(unaudited)
Assets
Investments, at fair value (amortized cost of $168,384 and $168,132, respectively)	$152,234	$154,677
Cash and cash equivalents	66,763	66,782
Receivable for investments sold	1,764	9,406
Interest receivable	4,261	4,338
Dividends receivable	12	—
Principal receivable	—	786
Due from portfolio company	188	312
Deposit at broker	63	56
Due from affiliates	75	80
Prepaid expenses and other assets	88	107

Total assets	$225,448	$236,544

Liabilities
Notes payable 8.25% due June 30, 2020 (including unamortized premium of $826 and $888 at March 31, 2017 and December 31, 2016; respectively)	$34,471	$34,534
Payable for investments purchased	14,973	21,817
Distributions payable	1,041	2,123
Due to affiliates	3,749	3,423
Accrued expenses and other liabilities	777	1,663

Total liabilities	$55,011	$63,560

Commitments and contingencies (Note 6)	$—	$—

Net Assets
Common stock, par value $0.01 per share (100,000,000 shares authorized, 12,545,151 and 12,790,880 shares issued and outstanding at March 31, 2017 and December 31, 2016; respectively)	$125	$128
Additional paid-in capital	216,531	219,317
Accumulated net realized losses	(32,361)	(34,341)
Undistributed net investment income	2,292	1,335
Net unrealized depreciation on investments	(16,150)	(13,455)

Total net assets	$170,437	$172,984

Total liabilities and net assets	$225,448	$236,544

Net asset value per share	$13.59	$13.52

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

THREE MONTHS ENDED MARCH 31, 2017

Dollar amounts in thousands (except per share amounts)

Investment Income:
Interest income	$6,826
Dividend income	46
Other income	443

Total investment income	7,315

Expenses:
Management fees	593
Incentive fees	1,023
Administration fees	495
Custody fees	13
Directors’ fees	27
Professional services	331
Interest and credit facility expenses	631
Other expenses	113

Total expenses	3,226
Accrued administration fees waiver	(5)

Net expenses	3,221

Net investment income	4,094

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain/(loss) from:
Investments	1,980
Net change in unrealized appreciation (depreciation) from:
Investments	(2,695)

Net realized and unrealized gains (losses)	(715)

Net increase in net assets resulting from operations	$3,379

Net investment income per share (basic and diluted):	$0.32
Earnings per share (basic and diluted):	$0.27
Weighted average shares outstanding:	12,636,477

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

THREE MONTHS ENDED MARCH 31, 2017

Dollar amounts in thousands

Increase (decrease) in net assets resulting from operations:
Net investment income	$4,094
Net realized gain / (loss) on investments	1,980
Net change in unrealized appreciation (depreciation) on investments	(2,695)

Net increase in net assets resulting from operations	3,379

Distributions to stockholders from:
Net investment income	(3,137)

Total distributions to stockholders	(3,137)

Capital transactions:
Repurchase of common stock	(2,789)

Net decrease in net assets resulting from capital transactions	(2,789)

Total decrease in net assets	(2,547)

Net assets at beginning of period	$172,984

Net assets at end of period	$170,437

Undistributed net investment income	$2,292

Capital share activity
Shares outstanding at the beginning of the period	12,790,880
Shares repurchased	(245,729)
Shares outstanding at the end of the period	12,545,151

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)

THREE MONTHS ENDED MARCH 31, 2017

Dollar amounts in thousands

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$3,379
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(76,994)
Payment-in-kind income	1,142
Proceeds from sales of investments	37,278
Proceeds from principal payments	41,480
Net realized (gain) loss on investments	(1,980)
Net change in unrealized (appreciation) depreciation on investments	2,695
Amortization of premium and accretion of discount, net	(1,178)
Amortization of premium on long term debt	(63)
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	7,642
(Increase) decrease in principal receivable	786
(Increase) decrease in interest receivable	77
(Increase) decrease in dividends receivable	(12)
(Increase) decrease in deposit at broker	(7)
(Increase) decrease in due from portfolio company	124
(Increase) decrease in due from affiliates	5
(Increase) decrease in prepaid expenses and other assets	19
Increase (decrease) in payable for investments purchased	(6,844)
Increase (decrease) in due to affiliates	326
Increase (decrease) in accrued expenses and other liabilities	(886)

Net cash provided by (used for) operating activities	6,989

Cash flows from financing activities
Repurchase of common stock	(2,789)
Distributions paid	(4,219)

Net cash provided by (used for) financing activities	(7,008)

Net increase (decrease) in cash	(19)
Cash, beginning of period	66,782

Cash, end of period	$66,763

Supplemental disclosure of non-cash financing activities :
Dividends declared, not yet paid	$1,041
Supplemental disclosure of cash flow information:
Cash paid for interest	$568

The accompanying notes are an integral part of these financial statements.

GREAT ELM CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited)

MARCH 31, 2017

Dollar amounts in thousands

Portfolio Company	Industry	Interest	Maturity	Par Amount	Cost	Fair Value	% of NAV
Investments at Fair Value - 89.32%(1)
Corporate Debt - 87.78%(2)
1st Lien/Senior Secured Debt - 83.93%
310E53RD, LLC(3)(4)	Real Estate Holding Company	10.99% (L + 10.00, 10.15% Floor, 16.00% Cap)	07/01/2017	$6,000	$5,991	$5,988	3.51%
Ads Direct Media, Inc.(3)(4)(5)(9)	Internet Advertising	16.50% (L + 13.00%, 16.50% Floor)	05/02/2018	2,035	745	666	0.39%
Avanti Communications Group PLC(6)(7)(8)	Wireless Telecommunications Services	10.00%	10/01/2021	31,625	26,803	28,779	16.89%
Avanti Communications Group PLC(6)(7)(8)	Wireless Telecommunications Services	12.00%	10/01/2023	47,180	37,591	18,872	11.07%
Chester Downs & Marina LLC / Chester Downs Finance Corp.(6)	Casinos and Gaming	9.25%	02/01/2020	6,000	5,815	6,135	3.60%
Davidzon Radio, Inc.(3)(4)	Radio Broadcasting	11.00% (L + 10.00%, 11.00% Floor)	03/31/2020	10,015	9,301	9,139	5.36%
Luling Lodging, LLC(3)(4)(5)	Hotel Operator	17.99% (L + 17.00%, 12.25% Floor)	12/18/2017	2,715	1,793	1,678	0.98%
NANA Development Corp.(6)	Industrial Other	9.50%	03/15/2019	8,000	7,820	7,840	4.60%
OPS Acquisitions Limited and Ocean Protection Services Limited(3)(4)(7)(10)	Maritime Security Services	12.99% (L + 12.00%, 12.50% Floor)	06/01/2018	4,330	4,234	2,674	1.57%
Optima Specialty Steel, Inc.(3)(11)	Metals and Mining	11.10% (L + 10.00%, 10.00% Floor)	10/31/2017	12,655	12,655	12,655	7.43%
PE Facility Solutions, LLC, Revolver(3)(4)(12)	Building Cleaning and Maintenance Services	10.99% (L + 10.00%, 10.00% Floor)	02/27/2022	1,532	1,532	1,532	0.90%
PE Facility Solutions, LLC, Term Loan A(3)(4)(12)	Building Cleaning and Maintenance Services	11.99% (L + 11.00%, 11.00% Floor)	02/27/2022	10,000	10,000	10,000	5.87%
PE Facility Solutions, LLC, Term Loan B(3)(4)(8)(12)	Building Cleaning and Maintenance Services	14.99% (L + 14.00%, 14.00% Floor)	02/27/2022	8,115	7,510	7,149	4.19%
PEAKS Trust 2009-1(3)(4)(7)	Consumer Financing	7.50% (L + 5.50%, 7.50% Floor)	01/27/2020	1,775	1,084	1,009	0.59%
PR Wireless, Inc.(3)(4)	Wireless Communications	10.00% (L + 9.00%, 10.00% Floor)	06/27/2020	9,830	8,775	9,166	5.38%
Pristine Environments Inc., Term Loan B(3)(4)(5)	Building Cleaning and Maintenance Services	16.49% (L + 15.50%, 12.70% Floor)	03/31/2017	550	500	—	—
Sonifi Solutions, Inc.(3)(8)	Consumer Discretionary	8.00%	03/28/2018	8,832	4,751	6,880	4.04%
Tallage Adams, LLC(3)(11)	Real Estate Services	11.15% (L + 10.00%, 11.00% Floor)	12/31/2017	1,230	1,231	1,229	0.72%
Tallage Lincoln, LLC.(3)(11)	Real Estate Services	11.15% (L + 10.00%, 11.00% Floor)	12/31/2019	4,823	4,829	4,816	2.83%
The Finance Company(3)(4)	Consumer Finance	17.24% (L + 16.25%, 13.75% Floor)	06/30/2018	2,491	2,491	2,416	1.42%
The Selling Source, LLC(3)(5)(8)	Information and Data Services	17.00%	12/31/2017	5,271	4,270	4,423	2.59%

Total 1st Lien/Senior Secured Debt					159,721	143,046	83.93%

Unsecured Debt - 3.85%
Everi Payments, Inc.	Hardware	10.00%	01/15/2022	6,318	5,976	6,555	3.85%
Modular Process Control, LLC(3)(5)(9)	Energy Efficiency Services	5.00%	04/01/2025	800	—	—	—%

Total Unsecured Debt					5,976	6,555	3.85%

Portfolio Company	Industry	Interest	Maturity	Quantity	Cost	Fair Value	% of NAV

Equity/Other - 1.54%
Avanti Communications Group PLC, Common Stock(7)(9)	Wireless Telecommunications Services			1,829,496	23	297	0.17%
Double Deuce Lodging, LLC(3)(9)(12)	Hotel Operator			1	2,138	2,138	1.25%
OPS Acquisitions Limited and Ocean Protection Services Limited, Common Stock(3)(7)(9)(10)	Maritime Security Services			19	—	—	—%
PE Facility Solutions, LLC(3)(9)(12)	Building Cleaning and Maintenance Services			1	—	—	—%
PR Wireless, Inc., Warrants(3)(9)	Wireless Communications		06/27/2024	120	313	60	0.04%
RiceBran Technologies Corporation, Warrants(3)(9)	Grain Mill Products		05/12/2020	300,000	145	70	0.04%
Texas Westchester Financial, LLC, Limited Liability Company Interests(3)(9)(12)	Consumer Financing			9,278	68	68	0.04%

Total Equity/Other					2,687	2,633	1.54%

TOTAL INVESTMENTS – 89.32%					$168,384	152,234	89.32%

Other Assets in Excess of Liabilities - 10.68%						18,203	10.68%

NET ASSETS - 100.00%						$170,437	100.00%

The accompanying notes are an integral part of these financial statements

(1)	The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to limitations on resale, and may be deemed to be ‘’restricted securities’’ under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (‘‘London Interbank Offered Rate’’) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of March 31, 2017. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of directors.
(4)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2017 was 0.99%.
(5)	Investment was on non-accrual status as of March 31, 2017.
(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.
(7)	Indicates assets that the Company believes do not represent ‘‘qualifying assets’’ under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Of the Company’s total assets, 13.9% were non-qualifying assets as of March 31, 2017.
(8)	Security pays, or has the option to pay, all or a portion of its interest in kind.
(9)	Non-income producing security.
(10)	‘‘Affiliate Investments’’ are investments in those companies that are ‘‘Affiliated Companies’’ of the Company, a defined in the Investment Company Act, which are not ‘‘Control Investments.’’ A company is deemed to be an ‘‘Affiliate’’ of the Company if the Company owns 5% or more, but less than 25%, of the voting securities of such company.
(11)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2017 was 1.15%.
(12)	‘‘Control Investments’’ are investments in those companies that are ‘‘Control Investments’’ of the Company, as defined in the Investment Company Act. A company is deemed to be a ‘‘Control Investment’’ of the Company if the Company owns more than 25% of the voting securities of such company.

L = LIBOR

As of March 31, 2017, the Company’s investments consisted of the following:

	Three months ended March 31, 2017
Investment Type	Cost	Fair Value
1st Lien/Senior Secured Debt	$159,721	$143,046
Unsecured Debt	5,976	6,555
Equity/Other	2,687	2,633

Total Investments	$168,384	$152,234

The accompanying notes are an integral part of these financial statements

As of March 31, 2017, the industry composition of the Company’s portfolio at fair value was as follows:

	March 31, 2017
	Investments at Fair Value	Percentage of Total Investment Portfolio
Wireless Telecommunications Services	$47,948	31.5%
Building Cleaning and Maintenance Services	18,681	12.3%
Metals & Mining	12,655	8.3%
Wireless Communications	9,226	6.1%
Radio Broadcasting	9,139	6.0%
Industrial Other	7,840	5.1%
Consumer Discretionary	6,880	4.5%
Hardware	6,555	4.3%
Casinos and Gaming	6,135	4.0%
Real Estate Services	6,045	4.0%
Real Estate Holding Company	5,988	3.9%
Information and Data Services	4,423	2.9%
Hotel Operator	3,816	2.5%
Consumer Financing	3,493	2.3%
Maritime Security Services	2,674	1.8%
Internet Advertising	666	0.4%
Grain Mill Products	70	0.1%
Energy Efficiency Services	—	0.0%
Total	$152,234	100.0%

As of March 31, 2017, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	March 31, 2017
United States	69.7%
United Kingdom	30.3%

Total	100.0%

The accompanying notes are an integral part of these financial statements.

GREAT ELM CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Dollar amounts in thousands

Portfolio Company	Industry	Interest	Maturity	Par Amount/Quantity	Cost	Fair Value	% of NAV
Investments at Fair Value - 89.42%(1)
Corporate Debt - 89.13%(2)
1st Lien/Senior Secured Debt - 82.10%
310E53RD, LLC(3)(4)	Real Estate Holding Company	10.77% (L + 10.00, 10.15% Floor, 16.00% Cap)	07/01/2017	$6,000	$5,982	$5,982	3.46%
Ads Direct Media, Inc.(3)(4)(5)	Internet Advertising	16.50% (L + 13.00%, 16.50% Floor)	05/02/2018	2,035	745	830	0.48%
Avanti Communications Group PLC(6)(7)(8)(9)	Wireless Telecommunications Services	10.00%	10/01/2019	70,035	55,298	42,021	24.29%
Chester Downs & Marina LLC / Chester Downs Finance Corp. (6)	Casinos and Gaming	9.25%	02/01/2020	6,000	5,801	5,760	3.33%
Davidzon Radio, Inc.(3)(4)	Radio Broadcasting	11.00% (L + 10.00%, 11.00% Floor)	03/31/2020	10,127	9,358	9,297	5.37%
JN Medical Corporation(3)(4)(5)(10)	Biological Products	16.77% (L + 16.00%, 11.25% Floor, 17.00% Cap)	06/30/2016	3,500	1,750	1,656	0.96%
Luling Lodging, LLC(3)(4)(5)	Hotel Operator	17.77% (L + 17.00%, 12.25% Floor)	12/18/2017	4,500	3,578	3,578	2.07%
OPS Acquisitions Limited and Ocean Protection Services Limited(3)(4)(7)(13)	Maritime Security Services	12.77% (L + 12.00%, 12.50% Floor)	06/01/2018	4,371	4,255	4,286	2.48%
Optima Specialty Steel, Inc.(3)(6)(14)	Metals and Mining	12.50%	12/15/2016	15,100	15,100	13,854	8.01%
PEAKS Trust 2009-1(3)(4)(7)	Consumer Financing	7.50% (L + 5.00%, 7.50% Floor)	01/27/2020	1,862	1,092	1,072	0.62%
PR Wireless, Inc.(3)(14)	Wireless Communications	10.00% (L + 9.00%, 10.00% Floor)	06/27/2020	8,288	7,524	7,645	4.42%
Pristine Environments, Inc., Revolver(3)(4)(11)	Building Cleaning and Maintenance Services	15.27% (L + 14.50%, 11.70% Floor)	03/31/2017	8,129	8,129	8,129	4.70%
Pristine Environments, Inc., Term Loan A(3)(4)(11)	Building Cleaning and Maintenance Services	16.27% (L + 15.50%, 12.70% Floor)	03/31/2017	1,630	1,630	1,630	0.94%
Pristine Environments, Inc., Term Loan B(3)(4)(11)	Building Cleaning and Maintenance Services	16.27% (L + 15.50%, 12.70% Floor)	03/31/2017	3,004	3,004	2,807	1.62%
RiceBran Technologies Corporation(3)(4)	Grain Mill Products	11.52% (L + 10.75%, 11.50% Floor, 12.00% cap)	06/01/2018	1,384	1,384	1,362	0.79%
RiceBran Technologies Corporation(3)(4)	Grain Mill Products	11.52% (L + 10.75%, 11.50% Floor, 12.00% cap)	06/01/2018	1,375	1,362	1,366	0.79%
Sonifi Solutions, Inc.(3)(8)	Consumer Discretionary	8.00%	03/28/2018	11,577	5,933	6,715	3.88%
Tallage Adams, LLC(3)(15)	Real Estate Services	11.00% (L + 10.00%, 11.00% Floor)	12/31/2017	1,505	1,507	1,504	0.87%
Tallage Lincoln, LLC.(3)(15)	Real Estate Services	11.00% (L + 10.00%, 11.00% Floor)	12/31/2019	5,423	5,430	5,415	3.13%
The Finance Company(3)(4)	Consumer Finance	14.02% (L + 13.25%, 13.75% Floor)	03/31/2018	2,697	2,697	2,650	1.53%
The Selling Source, LLC(3)(5)(8)	Information and Data Services	17.00%	12/31/2017	5,155	4,444	4,201	2.43%
Trilogy International Partners(6)	Wireless Telecommunications Services	13.38%	05/15/2019	10,000	10,005	10,250	5.93%

Total 1st Lien/Senior Secured Debt					156,008	142,010	82.10%

Portfolio Company	Industry	Interest	Maturity	Par Amount/Quantity	Cost	Fair Value	% of NAV
Unsecured Debt - 7.03%
Everi Payments, Inc.	Hardware	10.00%	01/15/2022	12,289	11,598	12,166	7.03%
Modular Process Control, LLC(3)(5)(12)	Energy Efficiency Services	5.00%	04/01/2025	800	—	—	—%

Total Unsecured Debt					11,598	12,166	7.03%

Equity/Other - 0.29%
Infinite Aegis Group, LLC, Warrants(3)(12)	Healthcare Billing and Collections		08/01/2023	1	—	—	—%
OPS Acquisitions Limited and Ocean Protection Services Limited, Common Stock(3)(7)(12)(13)	Maritime Security Services			19	—	—	—%
PR Wireless, Inc., Warrants(3)(12)	Wireless Communications		06/27/2024	101	313	314	0.18%
RiceBran Technologies Corporation, Warrants(3)(12)	Grain Mill Products		05/12/2020	300,000	145	119	0.07%
Texas Westchester Financial, LLC, Limited Liability Company Interests(3)(12)(16)	Consumer Financing			9,278	68	68	0.04%

Total Equity/Other					526	501	0.29%

TOTAL INVESTMENTS – 89.42%					$168,132	154,677	89.42%

Other Assets in Excess of Liabilities - 10.58%						18,307	10.58%

NET ASSETS - 100.00%						$172,984	100.00%

The accompanying notes are an integral part of these financial statements

(1)	The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to limitations on resale, and may be deemed to be ‘’restricted securities’’ under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (‘‘London Interbank Offered Rate’’) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of December 31, 2016. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	Investments classified as Level 3 whereby fair value was determined by the Company’s board of directors.
(4)	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of December 31, 2016 was 0.77%.
(5)	Investment was on non-accrual status as of December 31, 2016.
(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.
(7)	Indicates assets that the Company believes do not represent ‘‘qualifying assets’’ under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Of the Company’s total assets, 20.0% are non-qualifying assets.
(8)	Security pays all or a portion of its interest in kind.
(9)	On January 27, 2017, Avanti announced the completion of its previously announced refinancing, with the settlement of its (1) consent solicitation to permit, among other things, the incurrence of up to $132,500 in super senior indebtedness (the “PIK Toggle Notes”) and the payment of PIK interest on the Existing Notes in lieu of cash for certain future interest payments due on the Existing Notes, (2) the New Money Offer and (3) offer to holders participating in the New Money Offer to exchange a portion of their Existing Notes for additional PIK Toggle Notes. Holders who elected to backstop the New Money Offer also received their pro rata share of additional common equity issued by Avanti in an aggregate amount equal to 9.09% of Avanti’s total outstanding shares. Through completion of the consent solicitation and the New Money Offer, Avanti received $80,000 of new cash funding, with an additional $50,000 of funding available on a delayed draw basis, and will have the ability to defer up to $112,000 of future interest payments through April 2018. The Company took part in the refinancing, exchanging $22,900 of Existing Notes for new PIK Toggle Notes and purchasing an additional $9,200 of PIK Toggle Notes for $8,900 of funded cash. The Company continues to hold $47,200 of the Existing Notes.
(10)	In February 2017, the Company sold its loan to JNI Medical Corporation for total consideration, including payment for expenses due under the loan agreement of $3,000. The Company recognized approximately $1,000 of realized gain on the sale.
(11)	In February 2016, the Pristine Environments, Inc. loans were refinanced at par plus accrued interest and fees, less approximately $500 of remaining principal on the Term Loan B.
(12)	Non-income producing security.
(13)	‘‘Affiliate Investments’’ are investments in those companies that are ‘‘Affiliated Companies’’ of the Company, a defined in the Investment Company Act, which are not ‘‘Control Investments.’’ A company is deemed to be an ‘‘Affiliate’’ of the Company if the Company owns 5% or more, but less than 25%, of the voting securities of such company.
(14)	In March 2017, the Optima Specialty Steel, Inc. note was refinanced at par plus accrued interest and fees.
(15)	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of December 31, 2016 was 1.00%.
(16)	‘‘Control Investments’’ are investments in those companies that are ‘‘Control Investments’’ of the Company, as defined in the Investment Company Act. A company is deemed to be a ‘‘Control Investment’’ of the Company if the Company owns more than 25% of the voting securities of such company.

L = LIBOR

The accompanying notes are an integral part of these financial statements

As of December 31, 2016 the Company’s investments consisted of the following:

	Period Ended December 31, 2016
Investment Type	Cost	Fair Value
1st Lien/Senior Secured Debt	$156,008	$142,010
Unsecured Debt	11,598	12,166
Equity/Other	526	501

Total Investments	$168,132	$154,677

As of December 31, 2016 the industry composition of the Company’s portfolio at fair value was as follows:

Industry	December 31, 2016
Wireless Telecommunications Services	33.8%
Metals & Mining	9.0
Building Cleaning and Maintenance Services	8.1
Hardware	7.9
Radio Broadcasting	6.0
Wireless Communications	5.2
Consumer Discretionary	4.3
Real Estate Holding Company	3.9
Casinos and Gaming	3.7
Real Estate Services	3.5
Maritime Security Services	2.8
Information and Data Services	2.7
Hotel Operator	2.3
Grain Mill Products	1.8
Enterprise Software Company	1.7
Biological Products	1.1
Real Estate Services	1.0
Consumer Financing	0.7
Internet Advertising	0.5

Total	100.0%

The accompanying notes are an integral part of these financial statements

As of December 31, 2016 the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	December 31, 2016
United States	70.1%
United Kingdom	29.9%

Total	100.0%

The accompanying notes are an integral part of these financial statements.

GREAT ELM CAPITAL CORP.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Dollar amounts in thousands, except per share amounts

1. ORGANIZATION

Great Elm Capital Corp. (the “Company”) was formed on April 22, 2016 as a Maryland corporation. The Company is structured as an externally managed, non-diversified closed-end management investment company. The Company elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is managed by Great Elm Capital Management, Inc., a Delaware corporation (“GECM”), a subsidiary of Great Elm Capital Group, Inc., a Delaware corporation (“Great Elm Capital Group”).

The Company seeks to generate current income and capital appreciation through debt and equity investments. The Company invests primarily in secured and senior unsecured debt instruments that it purchases in the secondary markets.

The Company and Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), entered into an Agreement and Plan of Merger, dated as of June 23, 2016 (the “Merger Agreement”). The Merger Agreement provided for the merger of Full Circle with and into the Company (the “Merger”). The Company agreed to provide indemnity to Full Circle’s directors and officers under certain circumstances. The Company has concluded that its indemnification obligation is remote as of the date of the accompanying financial statements. The Merger was completed on November 3, 2016 and the Company began operations on November 4, 2016. The Company accounted for the Merger as a business combination under Accounting Standards Codification (ASC) Topic 805, Business Combinations (“ASC 805”). The consideration for the Merger consisted of 4,986,585 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”).

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. The Company’s functional currency is U.S. dollars and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X and Regulation S-K.

Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with accounting principles generally accepted in the United States of America, is not required for interim reporting purposes and has been omitted herein. These financial statements should be read in conjunction with the Company’s consolidated financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 30, 2016. The consolidated financial statements include the accounts of the Company.

Prior to the Merger, the Company applied ASC Topic 915, Development Stage Entities (“ASC 915”) and accordingly had determined whether costs incurred were to be charged to expense when incurred or were to be capitalized or deferred. The Company concluded that costs incurred before the date of the Merger were contingent and these costs were charged to expense as permitted under ASC 915.

The Company’s December 31, 2016 consolidated financial statements were reclassified in order to be consistent with the format used for the March 31, 2017 consolidated financial statements.

Basis of Consolidation. Under the Investment Company Act, Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, the Company is generally precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to the Company. The accompanying consolidated financial statements include the Company’s accounts and the accounts of the Company’s wholly owned, or previously wholly owned, subsidiaries TransAmerican Asset Servicing Group, Inc., PE Facility Solutions, LLC, Double Deuce Lodging LLC, and FC Shale Inc. All intercompany balances and transactions have been eliminated in consolidation.

Revenue Recognition. Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments, are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment if such fees are fixed in nature. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, and end-of-term or exit fees that have a contingency feature or are variable in nature are recognized as earned. Prepayment fees and similar income due upon the early repayment of a loan or debt security are generally included in interest income.

Certain of the Company’s debt investments were purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. Discounts on the acquisition of corporate debt instruments are generally amortized using the effective-interest or constant-yield method assuming there are no material questions as to collectability. For debt instruments where the Company received original issue discounts, when principal payments on the debt instrument are received in an amount in excess of the debt instrument’s amortized cost, the excess principal payments are recorded as interest income.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation). We measure realized gains or losses by the difference between the net proceeds from the repayment or sale of an investment and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the first-in first-out method. Net change in unrealized appreciation or depreciation reflects the net change in portfolio investment values and portfolio investment cost bases during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Organization and Merger Related Costs. Organization and Merger related costs, including costs relating to the formation and incorporation of the business were deemed to be incurred by the Company only subsequent to the Merger being completed. Costs incurred to the date of the Merger were contingent and the Company charged these costs to expense as permitted under ASC 915.

Cash and Cash Equivalents. Cash and cash equivalents consist of bank demand deposits, United States Treasury Bills and investments in money market mutual funds. The Company considers cash and cash equivalents to include money market funds and may invest in money market funds as part of its cash management activities. As of March 31, 2017, the Company held $23,220 in cash, $14,973 in United States Treasury Bills, and $28,570 in money market mutual funds.

Valuation of Portfolio Investments. The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the Company’s board of directors (the “Board of Directors”).

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 4.

The Company values its portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board of Directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of the Company, (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (3) are able to transact for the asset, and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. The Company generally obtains market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within ninety days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available, which is the case for many of the Company’s investments, or for which market quotations are deemed not to represent fair value, are valued at fair value using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board of Directors, who also approve in good faith the valuation of such securities as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of the Company’s investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Company believes that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

The valuation process approved by the Board of Directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

•	The investment professionals of GECM provide recent portfolio company financial statements and other reporting materials to an independent valuation firm (or firms) approved by the Board of Directors;

•	Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of GECM;

•	The fair value of investments comprising in the aggregate less than 5% of the Company’s total capitalization may be determined by GECM in good faith in accordance with the Company’s valuation policy without the employment of an independent valuation firm.

The Company’s audit committee recommends, and the Board of Directors approves, the fair value of the investments in our portfolio in good faith based on the input of GECM, the respective independent valuation firms (to the extent applicable) and the inputs of each of the audit committee of the Board of Directors and the Board of Directors.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, and enterprise values.

Foreign Currency Translation. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (1) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (2) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

U.S. Federal Income Taxes. From inception to September 30, 2016, the Company was a taxable association under Internal Revenue Code of 1986, as amended (the “Code”). The Company intends to elect to be taxed as a regulated investment company (“RIC”) under subchapter M of the Code for the partial taxable year beginning on October 1, 2016 and ending December 31, 2016. The Company intends to operate in a manner so as to qualify for the tax treatment applicable to RICs in that taxable year and all future taxable years. In order to qualify as a RIC, among other things, the Company will be required to timely distribute to its stockholders at least 90% of investment company taxable income (“ICTI”) including payment-in-kind (“PIK”) interest, as defined by the Code, for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed prior to the 15th day of the ninth month after the tax year-end. So long as the Company maintains its status as a RIC, the Company generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as distributions. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s stockholders and will not be reflected in the financial statements of the Company.

If the Company does not distribute (or is not deemed to have distributed) each calendar year the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Minimum Distribution Amount”), the Company will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

The Company accrued $80 of excise tax expense in fiscal 2016 and has accrued $0 of excise tax expense in fiscal 2017.

At December 31, 2016, the Company, for federal income tax purposes, had capital loss carryforwards of $41,842 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Company of any liability for federal income or excise tax. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Company’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire if unused. Of the capital loss carryforwards at December 31, 2016, $34,502 are limited losses and available for use subject to annual limitation under Section 382. Of the deferred capital losses at December 31, 2016, $7,651 were short-term.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

Recent Accounting Developments. In March 2017, FASB issued ASU No. 2017-08; Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities. The amendments in this Update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU No. 2017-08 is effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. The application of this guidance is not expected to have a material impact on the accompanying consolidated financial statements and related disclosures.

3. SIGNIFICANT AGREEMENTS AND RELATED PARTIES

Investment Management Agreement. On September 27, 2016, the Company entered into an investment management agreement (the “Investment Management Agreement”) with GECM in connection with the transactions described in Note 8. Beginning on November 4, 2016, the Company began accruing for GECM’s fees for its services under the Investment Management Agreement. This fee consists of two components: a base management fee and an incentive fee.

Management Fee. The base management fee is calculated at an annual rate of 1.50% of the Company’s average adjusted gross assets, including assets purchased with borrowed funds. The base management fee will be payable quarterly in arrears. The base management fee is calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the then current calendar quarter. Base management fees for any partial quarter are prorated.

For the period ended March 31, 2017, management fees amounted to $593. As of March 31, 2017, $593 remained payable and is included in our Statement of Assets and Liabilities in Due to Affiliates.

Incentive Fee. The incentive fee consists of two components, an investment income component and a capital gains component. Under the investment income component, on a quarterly basis, the Company will pay GECM 20% of the amount by which the Company’s pre-incentive fee net investment income (the “Pre-Incentive Fee Net Investment Income”) for the quarter exceeds a hurdle rate of 1.75% (7.0% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which GECM receives all of such income in excess of the 1.75% level but less than 2.1875% (8.75% annualized) and subject to a total return requirement (described below). The effect of the “catch-up” provision is that, subject to the total return provision, if pre-incentive fee net investment income exceeds 2.1875% of the Company’s net assets at the end of the immediately preceding calendar quarter, in any calendar quarter, GECM will receive 20.0% of the Company’s pre-incentive fee net investment income as if the 1.75% hurdle rate did not apply. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the then current quarter.

Pre-Incentive Fee Net Investment Income includes any accretion of original issue discount, market discount, payment-in-kind interest, payment-in-kind dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that the Company and its consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, “Accrued Unpaid Income”). Pre-Incentive Fee Net Investment Income does not include any realized capital gains or losses or unrealized capital appreciation or depreciation. Accrued Unpaid Income as of March 31, 2017 was $4,187.

Any income incentive fee otherwise payable with respect to Accrued Unpaid Income (collectively, the “Accrued Unpaid Income Incentive Fees”) are deferred, on a security by security basis, and becomes payable only if, as, when and to the extent cash is received by the Company or its consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (A) reduce Pre-Incentive Fee Net Investment Income and (B) reduce the amount of Accrued Unpaid Income Incentive Fees previously deferred.

Under the capital gains component of the incentive fee, the Company is obligated to pay GECM at the end of each calendar year 20% of the aggregate cumulative realized capital gains from November 4, 2016 through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees.

Payment of the incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations from and after November 4, 2016 exceeds the cumulative incentive fees accrued and/or paid from and after November 4, 2016. For the purposes of this calculation, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation from and after November 4, 2016.

For the three months ended March 31, 2017, the Company incurred Incentive Fees based on income of $1,023. As of March 31, 2017, $1,886 remained payable of which $837 of the payable at March 31, 2017 was Accrued Unpaid Income Incentive Fees and $0 was immediately payable after calculating the total return requirement. As of December 31, 2016, $863 remained payable of which $840 of the payable at December 31, 2016 was Accrued Unpaid Income Incentive Fees and $0 was immediately payable after calculating the total return requirement. The payables are included in Due to Affiliates in our Statements of Assets and Liabilities. For the period ended March 31, 2017, the Company accrued Incentive Fees based on capital gains of $0.

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as an investment adviser of the Company.

The Company’s chief executive officer is also chief investment officer of GECM, a partner in MAST Capital Management, LLC (“MAST Capital”), the investment manager of the Company’s largest stockholders, and a member of the board of directors of Great Elm Capital Group.

Administration Fees. On September 27, 2016, the Company entered into an administration agreement (the “Administration Agreement”) with GECM to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping record keeping services and other administrative services. The Company will reimburse GECM for its allocable portion of overhead and other expenses of GECM in performing its obligations under the Administration Agreement.

GECM agreed that the aggregate amount of expenses accrued for reimbursement pursuant to the Administration Agreement that pertain to direct compensation costs of financial, compliance and accounting personnel that perform services for the Company, inclusive of the fees charged by any sub-administrator to provide such financial, compliance and/or accounting personnel to the Company (the “Compensation Expenses”), during the year ending November 4, 2017, when taken together with Compensation Expenses reimbursed or accrued for reimbursement by the Company pursuant to the Investment Management Agreement during such period, shall not exceed 0.50% of the Company’s average net asset value during such period. The Company accrued $75 through March 31, 2017 under the reimbursement provision of the Administration Agreement. GECM’s expense cap will be determined retrospectively for the year ending November 4, 2017 and as a result such amount may be reduced.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Administration Agreement or otherwise as administrator for the Company.

For the three months ended March 31, 2017, the Company incurred expenses under the Administration Agreement of $495. As of March 31, 2017 and December 31, 2016, $623 and $138 remained payable, respectively, and are included in Due To Affiliates in the Statement of Assets and Liabilities.

4. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 - Investments valued using unadjusted quoted prices in active markets for identical assets.

Level 2 - Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

Level 3 - Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments Valuation Techniques and Significant Inputs

Equity and Fixed Income	The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency may include commercial paper, most government agency obligations, certain corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments Valuation Techniques and Significant Inputs

Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on an analysis of market comparables, transactions in similar instruments and/or recovery and liquidation analyses.

Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•       Transactions in similar instruments;

•       Discounted cash flow techniques;

•       Third party appraisals; and

•       Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•       Current financial performance as compared to projected performance;

•       Capitalization rates and multiples; and

•       Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of March 31, 2017 and December 31, 2016, respectively. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured and Unsecured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3.

Level 3 Instruments	Level 3 Assets as of March 31, 2017	Significant Unobservable Inputs by Valuation Techniques(1)	Range(2) of Significant Unobservable Inputs (Weighted Average)(3) as of March 31, 2017
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured and Unsecured Debt $81,420	Discounted cash flows: • Discount Rate Comparable multiples: • EV/EBITDA(4) Liquidation/Waterfall analysis: • EV/EBITDA(4)	12.00% - 27.50% (16.87)% 3.50 - 7.50 (6.34)

	Unsecured Debt $0	Liquidation Value(2)	$0 - $0 ($0)

Equity	Common Stock, LLC Units and Warrants on private stock $2,268 $68	Comparable multiples: • EV/EBITDA(4) Liquidation Value(2)	3.50 - 6.00 (6.00) $68 - $68 ($68)

Equity	Warrants on publicly traded stock $[ ]	Volatility(2)	79.12% - 79.12% (79.12%)

Level 3 Instruments	Level 3 Assets as of December 31, 2016	Significant Unobservable Inputs by Valuation Techniques(1)	Range2 of Significant Unobservable Inputs (Weighted Average3) as of December 31, 2016
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured and Unsecured Debt $83,979	Discounted cash flows: • Discount Rate Comparable multiples: • EV/EBITDA(4) Liquidation/Waterfall analysis: • EV/EBITDA(4)	11.85% - 39.80% (16.33%) 3.50 - 6.35 (5.76)

	Unsecured Debt $0	Liquidation Value(2)	$0 - $0 ($0)

Equity	Common Stock, LLC Units and Warrants on private stock $314 $68	Comparable multiples: • EV/EBITDA(4) Liquidation Value(2)	3.50 - 6.00 (6.00) $68 - $68 ($68)

Equity	Warrants on publicly traded stock $119	Volatility(2)	71.10% - 71.10% (71.10%)

(1)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(2)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(3)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(4)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of March 31, 2017 and December 31, 2016. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment (if any), call provisions and comparable company valuations. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market multiples would result in an increase or decrease, respectively, in the fair value.

The following is a summary of the Company’s investment assets categorized within the fair value hierarchy as of March 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured and Unsecured Debt	$—	$61,626	$81,420	$143,046
Equity/Other	297	—	2,336	2,633
Unsecured Debt	—	6,555	—	6,555

Total investment assets	$297	$68,181	$83,756	$152,234

The following is a reconciliation of Level 3 assets for the three months ended March 31, 2017:

Level 3	Beginning Balance as of January 1, 2017	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Ending Balance as of March 31, 2017
1st Lien/Senior Secured and Unsecured Debt	$83,979	$57,979	$1,227	$654	$(62,973)	$554	$81,420
Equity/Other	501	2,138	—	(303)	—	—	2,336

Total investment assets	$84,480	$60,117	$1,227	$351	$(62,973)	$554	$83,756

(1)	Purchases may include PIK, securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.

No securities were transferred into the Level 3 hierarchy and no securities were transferred out of the Level 3 hierarchy during the three months ended March 31, 2017. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

5. DEBT

On November 3, 2016, the Company assumed $33,646 of Full Circle 8.25% Senior Notes due 2020 (the “Notes”) in connection with the Merger by executing the second supplemental indenture dated November 3, 2016.

The Notes were initially issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively with the second supplemental indenture, the “Indenture”), between Full Circle and U.S. Bank National Association (the Trustee”). The Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that is later secured) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a fixed rate of 8.25% per annum. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option. The Investment Company Act limits, with certain exceptions, the Company’s borrowing such that its asset coverage ratio, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing. As of March 31, 2017, the Company’s outstanding borrowings were $33,646, and the Company’s asset coverage ratio was 6 to 1.

Information about the Company’s senior securities (including debt securities and other indebtedness) is shown in the following tables as of March 31, 2017.

Year	Total Amount Outstanding(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)		Average Market Value Per Unit(4)
Unsecured Debt
March 31, 2017	$33,646	$6.09	$	N/A	$1.022

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable for senior securities that are not registered for public trading. The average market value per unit for the Notes is based on the average daily prices of such notes and is expressed per $1 of indebtedness for three months ended March 31, 2017.

The Indenture’s covenants, include compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act, as well as covenants requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. The Company may repurchase the Notes in accordance with the Investment Company Act and the rules promulgated thereunder. Any Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of March 31, 2017, the Company had not repurchased any of the Notes. As of March 31, 2017 and December 31, 2016, the Company was in compliance with all covenants under the Indenture.

The summary information of the Notes for the period ended March 31, 2017, is as follows:

For the Three Months Ended March 31, 2017
Borrowing interest expense	$694
Amortization of acquisition premium	(63)

Total	$631

Weighted average interest rate	7.61%
Average outstanding balance	$33,646

	March 31, 2017
Facility	Commitments	Borrowings Outstanding	Fair Value
Notes	$33,646	$33,646	$34,198

Total	$33,646	$33,646	$34,198

6. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. As of March 31, 2017, the Company had approximately $7,479 in unfunded loan commitments, subject to the Company’s approval in certain instances, to provide debt financing to certain of its portfolio companies.

Two complaints, captioned Daniel Saunders, on behalf of himself and all others similarly situated, v. Full Circle Capital Corporation, et al., filed on September 23, 2016 (the “Saunders Action”), and William L. Russell, Jr., individually and on behalf of all others similarly situated, v. Biderman, et al. filed on September 12, 2016 and amended on September 22, 2016 (the “Russell Action”), were filed in the United States District Court for the District of Maryland and in the Circuit Court for Baltimore City, (the “Circuit Court”), respectively. On October 7, 2016, a complaint captioned David Speiser, individually and on behalf of all others similarly situated v. Felton, et al., was filed in the Circuit Court (the “Speiser Action”, and together with the Saunders Action and the Russell Action, the “Actions”).

On October 24, 2016, the Company, Full Circle, Great Elm Capital Group, MAST Capital, certain directors of the Full Circle and plaintiffs in the Actions reached an agreement in principle providing for the settlement of the Actions on the terms and conditions set forth in a memorandum of understanding (the “MOU”). Pursuant to the terms of the MOU, without agreeing that any of the claims in the Actions have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, Full Circle and the Company agreed to and did make the supplemental disclosures with respect to the merger. The MOU further provides that, among other things, (a) the parties to the MOU will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Circuit Court for review and approval; (b) the Stipulation will provide for dismissal of the Actions on the merits; (c) the Stipulation will include a general release of defendants of claims relating to the transactions contemplated by the Merger Agreement; and (d) the proposed settlement is conditioned on final approval by the Circuit Court after notice to Full Circle’s stockholders. There can be no assurance that the settlement will be finalized or that the Circuit Court will approve the settlement.

7. INDEMNIFICATION

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company expects to enter into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8. CAPITAL TRANSACTIONS

Formation Transaction

On June 23, 2016, Great Elm Capital Group contributed $30,000 to the Company and the Company issued 30 shares of Common Stock. Such shares were recapitalized into an aggregate of 1,966,667 shares of Common Stock upon the contribution of the Initial GECC Portfolio.

The Company, Great Elm Capital Group and funds managed by MAST Capital (the “MAST Funds”) entered into a Subscription Agreement, dated as of June 23, 2016 (the “Subscription Agreement”). The Subscription Agreement provided for (a) the $30,000 capital contribution by Great Elm Capital Group in exchange for 1,966,667 shares of Common Stock and (b) contribution by the MAST Funds of a portfolio of debt instruments (the “Initial GECC Portfolio”) to the Company in exchange for 5,935,800 shares of Common Stock.

On September 27, 2016, the MAST Funds conveyed the Initial GECC Portfolio to the Company and that transaction settled November 1, 2016. On November 1, 2016, the Company issued 5,935,800 shares of Common Stock in exchange for the Initial GECC Portfolio in settlement of the transaction. Under ASC 805, the Company accounted for the contribution of the Initial GECC Portfolio as an asset acquisition as of the settlement date. The cost amounts reflected in the following table are the price at which the assets were transferred, which is viewed as representative of fair value as of November 1, 2016.

As of November 3, 2016, the Initial GECC Portfolio was comprised of:

Portfolio Company	Industry	Type of Investment	Interest	Maturity	Par Amount/ Quantity	Cost	Fair Value
Avanti Communications Group plc	Wireless Telecommunications Services	Sr. Secured Notes	10.00%	10-1-19	$70,035	$54,629	$53,577
Everi Payments Inc.	Hardware	Sr. Unsecured Notes	10.00%	1-15-22	$12,289	11,581	11,705
Optima Specialty Steel Inc.	Metals and Mining	Sr. Secured Notes	12.50%	12-15-16	$15,100	13,726	14,164
Tallage Lincoln, LLC	Real Estate Services	Sr. Secured Term Loan	10.00%	5-21-18	$372	372	372
Tallage Adams, LLC	Real Estate Services	Sr. Secured Term Loan	10.00%	12-12-16	$169	181	181
Trilogy International Partners	Wireless Telecommunications Services	Sr. Secured Notes	13.375%	5-15-19	$10,000	10,005	10,000

Total						$90,494	$89,999

In the Subscription Agreement, the Company agreed, to reimburse costs associated with the transactions contemplated by the Subscription Agreement and the Merger Agreement incurred by Great Elm Capital Group and the MAST Funds, if the transaction closed.

Merger

On June 23, 2016, the Company entered into the Merger Agreement with Full Circle. Following approval of the Merger on October 31, 2016 by Full Circle’s stockholders, on November 3, 2016:

•	Full Circle merged into the Company resulting in the Company’s acquisition, by operation of the Merger, of Full Circle’s portfolio that was valued at $74,658 at November 3, 2016;

•	The Company became obligated to issue an aggregate of 4,986,585 shares of Common Stock to former Full Circle stockholders; and

•	The Company’s exchange agent paid a $5,393 special cash dividend to former Full Circle stockholders.

The Company has accounted for the Merger as a business combination under ASC Topic 805 and Regulation S-X’s purchase accounting guidance. The Company was designated as the accounting acquirer for accounting purposes. The difference between the fair value of Full Circle’s net assets and the consideration was recorded as a purchase accounting loss because the fair value of the assets acquired and liabilities assumed, as of the date of the Merger, was less than the fair value of the merger consideration paid by the Company. The calculation of the purchase accounting loss is detailed in the table below.

Consideration Paid:
Common stock issued	$73,541
Assets acquired:
Cash and cash equivalents	29,109
Investments	74,658
Other assets	2,252
Liabilities assumed:
Notes payable	(34,574)
Other liabilities	(2,600)

Net assets acquired	68,845

Purchase accounting loss	$4,698

The Company incurred approximately $3,471 of transaction-related expenses related to the Formation Transaction and Merger. Transaction-related expenses were comprised primarily of legal, accounting and other professional fees and third party costs.

Issuer Purchases of Equity Securities

For the three months ended March 31, 2017, the Company purchased 245,729 shares under its $15,000 stock buyback program at a weighted average price of $11.35 per share. As of March 31, 2017, the Company cumulatively purchased 343,901 shares under its stock buyback program at a weighted average price of $11.17 per share, resulting in $3,843 of cumulative cash paid, under the program since November 4, 2016.

Month	Total Number of Shares Purchased	Average Price Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs (Amounts in dollars)
November 2016	16,030	$10.79	16,030	$14,826,985
December 2016	82,142	$10.72	82,142	$13,946,200

Total 2016	98,172	$10.73	98,172
January 2017	132,434	$11.48	132,434	$12,425,611
February 2017	72,678	$11.26	72,678	$11,607,509
March 2017	40,617	$11.09	40,617	$11,157,069

Total 2017	245,729	$11.35	245,729

Total	343,901	$11.17	343,901	$11,157,069

9. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the period ended March 31, 2017:

Three Months ended March 31, 2017
Numerator for basic and diluted earnings per share - increase in net assets resulting from operations	$3,379
Denominator for basic and diluted earnings per share - weighted average shares outstanding	12,636,477
Basic and diluted earnings per share	$0.27

Diluted earnings per share equals basic earnings per share because there were no common stock equivalents outstanding during the periods presented. Weighted average shares outstanding represents the weighted average shares outstanding for the three months ended March 31, 2017.

10. FINANCIAL HIGHLIGHTS

Below is the schedule of financial highlights of the Company for the three months ended March 31, 2017:

For the Three Months Ended March 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$13.52
Net investment income	0.32
Net realized gains	0.16
Net unrealized losses	(0.21)

Net increase in net assets resulting from operations	0.27

Accretion from share buybacks	0.05
Distributions declared from net investment income(2)	(0.25)
Distributions declared from net realized gains(2)	0.00

Net decrease resulting from distributions to common stockholders	(0.25)

Net asset value, end of period	$13.59

Shares outstanding, end of year/period	12,545
Total return based on net asset value(3)	2.38%
Total return based on market value(3)	(0.31)%

Ratio/Supplemental Data:
Net assets, end of period	$170,437
Average net assets	$171,269
Ratio of expenses (without management fees, incentive fees and interest and credit facility expenses) to average net assets(4)	2.31%
Ratio of management fees to average net assets(4)	1.40%
Ratio of interest and credit facility expenses to average net assets(4)	1.49%
Ratio of incentive fees to average net assets(4)	2.42%
Ratio of total expenses to average net assets before waiver(4)	7.64%
Ratio of total expenses to average net assets after waiver(4)	7.63%
Ratio of net investment income to average net assets(4)	9.69%
Portfolio turnover	49%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions declared reflects the actual amount of distributions of record per share for the period.
(3)	Total return based on net asset value is calculated as the change in net asset value per share, assuming the Company’s distributions were reinvested through its dividend reinvestment plan. Total return based on market value is calculated as the change in market value per, assuming the Company’s distributions were reinvested through its dividend reinvestment plan
(4)	Annualized.

Below is the schedule of financial highlights of the Company for period from November 3, 2016 through December 31, 2016:

November 3, 2016 to December 31, 2016(5)
Per Share Data:(1)
Net asset value, beginning of period	$14.41
Net investment income	0.28
Net realized gains	0.02
Net unrealized losses	(1.05)

Net decrease in net assets resulting from operations	(0.75)

Accretion from share buybacks	0.03
Distributions declared from net investment income(2)	(0.17)
Distributions declared from net realized gains(2)	—
Net decrease resulting from distributions to common stockholders	(0.17)

Net asset value, end of period	$13.52

Shares outstanding, end of year/period	12,791
Total return based on net asset value(3)	(5.30)%
Total return based on market value(3)	(2.03)%

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$172,984
Average net assets	$179,366
Ratio of expenses (without management fees, incentive fees and interest and credit facility expenses) to average net assets(4)(6)	4.37%
Ratio of management fees to average net assets(4)	1.38%
Ratio of interest and credit facility expenses to average net assets(4)	1.48%
Ratio of incentive fees to average net assets(4)	3.04%
Ratio of total expenses to average net assets before waiver(4)(6)	10.27%
Ratio of total expenses to average net assets after waiver(4)(6)	9.99%
Ratio of net investment income to average net assets(4)(6)	10.52%
Portfolio turnover	27%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions declared reflects the actual amount of distributions of record per share for the period.
(3)	Total return based on net asset value is calculated as the change in net asset value per share from November 4, 2016 through December 31, 2016, assuming the Company’s distributions were reinvested through its dividend reinvestment plan. Total return based on market value is calculated as the change in market value per share from November 4, 2016 through December 31, 2016, assuming the Company’s distributions were reinvested through its dividend reinvestment plan, and is assumed to be $12.03 per share on November 4, 2016. $12.03 per share represents the closing price of Full Circle’s common stock on its last day of trading prior to the merger, as adjusted by the exchange ratio in the merger agreement.
(4)	Annualized.
(5)	Net asset value at the beginning of the period is the net asset value per share as of the consummation of the merger, as described further in Note 8. Management corrected this heading to correspond to the timing of the merger. The heading was corrected to read “November 3, 2016 to December 31, 2016,” whereas it had previously been presented as “November 4, 2016 (commencement of operations) to December 31, 2016.” November 3, 2016 is the date on which the merger closed; November 4, 2016 is the date on which the Company began operating as the combined entity resulting from the merger. On November 3, 2016 the Fund recognized approximately $3,444 of organization costs in connection with the merger, which were included in calculating the beginning of the period net asset value, and amounted to ($0.27) per share, based on 12,889,104 shares issued and outstanding on November 3, 2016.
(6)	Management corrected the expense ratios to reflect $3,444 of one-time non-recurring organization costs incurred in connection with the merger/formation transaction in the applicable ratio. The ratio of expenses (without management fees, incentive fees and interest and credit facility expenses) to average net assets was corrected to 4.37% (an increase of 1.92 percentage points); the ratio of total expenses to average net assets before waiver was corrected to 10.27% (an increase of 1.92 percentage points), the ratio of total expenses to average net assets after waiver was corrected to 9.99% (an increase of 1.92 percentage points); and the ratio of net investment income to average net assets was corrected to 10.52% (a reduction of 1.92 percentage points).

11. AFFILIATED INVESTMENTS

Affiliated investment as defined by the Investment Company Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at March 31, 2017 represented 1.57% of the Company’s net assets. Fair value as of March 31, 2017 along with transactions during the three months ended March 31, 2017 in these affiliated investments was as follows:

	For the three months ended March 31, 2017					For the three months ended March 31, 2017
Non-Controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at March 31, 2017	Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
OPS Acquisitions Limited and Ocean Protection Services Limited	$4,286	$19	$(40)	$(1,591)	$2,674	$—	$138	$—	$—

Totals	$4,286	$19	$(40)	$(1,591)	$2,674	$—	$138	$—	$—

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Controlled investment as defined by the Investment Company Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled investments at March 31, 2017 represented 12.25% of the Company’s net assets. Fair value as of March 31, 2017 along with transactions during the three months ended March 31, 2017 in these controlled investments was as follows:

	For the three months ended March 31, 2017					For the three months ended March 31, 2017
Controlled Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at March 31, 2017	Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Texas Westchester Financial, LLC	$68	$—	$—	$—	$68	$—	$—	$—	$—
PE Facility Solutions, LLC	—	24,850	(5,808)	(361)	18,681	—	207	—	—
Double Deuce Lodging, LLC	—	2,138	—	—	2,138	—	—	—	—

Totals	$68	$26,988	$(5,808)	$(361)	$20,887	$—	$207	$—	$—

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

12. SUBSEQUENT EVENTS

Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements as of May 12, 2017.

During April 2017, the Company sold its position in Chester Downs & Marina LLC for approximately $6.3 million, including accrued interest. The Company realized approximately $0.3 million of gains on the disposition of the investment.

During April and May 2017, the Company sold the remaining $6.3 million of its position in Everi Payments, Inc. for approximately $6.8 million, including accrued interest. The Company realized approximately $0.6 million of gains on the disposition of the investment.

During May 2017, the Company received approximately $2.8 million in proceeds from the disposition of the primary asset of Double Deuce Lodging, LLC.

The Company’s self-tender offer expired on May 5, 2017. The Company purchased 869,565 shares of Common Stock, representing approximately 7 percent of the outstanding shares of Common Stock at a price of $11.50 per share on a pro rata basis for a total cost of approximately $10,000, excluding fees and expenses relating to the self-tender offer.

The Board of Directors declared the monthly distributions for the third quarter of 2017 at an annual rate of approximately 7.37% of NAV, which equates to $0.083 per month. The schedule of distribution payments is as follows:

Month	Rate	Record Date	Payable Date
July	$0.083	July 31, 2017	August 15, 2017
August	$0.083	August 31, 2017	September 15, 2017
September	$0.083	September 29, 2017	October 16, 2017

Shares

Common Stock

PROSPECTUS SUPPLEMENT

[                    ]

            , 201

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

Financial Statements

The financial statements listed in the index to financial statements to the prospectus are incorporated herein by reference.

Exhibits

The exhibits listed in the exhibit index immediately following the signature page to this registration statement are incorporated herein by reference.

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on the prospectus is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.	Other Expenses of Issuance and Distribution**

SEC registration fee	$10,057
Nasdaq Global Select Additional Listing Fees	—
FINRA filing fee	—
Accounting fees and expenses	30,000
Legal fees and expenses	150,000
Printing and engraving	50,000
Miscellaneous fees and expenses	$59,943

Total	$300,000

**	These amounts (other than the commission registration fee, Nasdaq fee and FINRA fee) are estimates.

All of the expenses set forth above shall be borne by the Selling Stockholders.

Item 28.	Persons Controlled by or Under Common Control

Entity	Ownership	Jurisdiction of Organization
PF Facility Solutions LLC	100%	Delaware
Double Duce Lodging, LLC	100%	Texas

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of our common stock at May 15, 2017.

Title of Class	Number of Record Holders
Common stock, par value $0.01 per share	11

Item 30.	Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Manager and Administrator

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Great Elm Capital Management, Inc. (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Great Elm Capital Management, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Great Elm Capital Management, Inc.’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the Investment Company Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31.	Business and Other Connections of Investment Advisor

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to GECM’s Form ADV, filed with the SEC under the Advisers Act and incorporated herein by reference upon filing.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

1.	the Registrant, 800 South Street, Suite 230, Waltham, MA 02453;

2.	the Transfer Agent, American Stock Transfer Company, 6201 15th Avenue, Brooklyn, NY 11219;

3.	the Custodian, State Street Bank and Trust Company, 100 Huntington Avenue, Boston, Massachusetts 02116; and

4.	GECM, 800 South Street, Suite 230, Waltham, MA 02453.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in the Commonwealth of Massachusetts, on June 30, 2017.

GREAT ELM CAPITAL CORP.

By:	/s/ Peter A. Reed
Peter A. Reed
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on June 30, 2017.

Name	Capacity

/s/ Peter A. Reed Peter A. Reed	Chief Executive Officer, President and Director (Principal Executive Officer)

/s/ Michael J. Sell Michael J. Sell	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Mark C. Biderman	Director

* Mark Kuperschmid	Director

* John E. Stuart	Director

* By:	/s/ Peter A. Reed	Attorney-in-Fact
Peter A. Reed

EXHIBIT INDEX

Unless otherwise indicated, all references are to exhibits to the applicable filing by Great Elm Capital Corp. (the “Registrant”) under File No. 814-01211 with the Securities and Exchange Commission.

Exhibit Number	Description

(a)	Amended and Restated Charter of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on November 7, 2016)

(b)	Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Form 8-K filed on November 7, 2016)

(f)	Amended and Restated Registration Rights Agreement, dated as of November 4, 2016, by and among the Registrant and the holders named therein (incorporated by reference to Exhibit 10.3 to the Form 8-K filed on November 7, 2016)

(d)(1)	Form of certificate for the Registrant’s common stock (incorporated by reference to Exhibit 99.5 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)

(d)(2)	8.25% Senior Note due 2020 (incorporated by reference to Exhibit 3.3 to the Form 8-K filed on November 7, 2016)

(d)(3)	Second Supplemental Indenture, dated as of November 3, 2016 by and among Full Circle, the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.3 to the Form 10-K filed on March 29, 2017).

(e)	Dividend Reinvestment Plan (incorporated by reference to Exhibit 99.13(D) to Amendment No. 1 to the Form N-14 (File No. 333-212817) filed on September 26, 2016)

(j)	Custody Agreement, dated as of October 27, 2016, by and between the Registrant and State Street Bank and Trust Company, a Massachusetts trust company (incorporated by reference to Exhibit 10.3 to the Form 10-K filed on March 29, 2017)

(k)(1)	Agreement and Plan of Merger, dated as of June 23, 2016, by and between Full Circle Capital Corporation (“Full Circle”) and the Registrant (incorporated by reference to the Rule 425 filing on June 27, 2016)

(k)(2)	Subscription Agreement, dated as of June 23, 2016, by and among the Registrant, Great Elm Capital Group, Inc. and the investment funds signatory thereto (incorporated by reference to the Rule 425 filing on June 27, 2016)

(k)(3)	Investment Management Agreement, dated as of September 27, 2016, by and between the Registrant and Great Elm Capital Management, Inc. (“GECM”) (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on November 7, 2016)

(k)(4)	Administration Agreement, dated as of September 27, 2016, by and between the Registrant and GECM (incorporated by reference to Exhibit 10.2 to the Form 8-K filed on November 7, 2016)

(d)(5)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Form 8-K filed on November 7, 2016)

(l)	Opinion of Venable LLP (incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed on Form N-2 on June 8, 2017 (File No. 333-217222))

(n)(1)*	Consent of Deloitte & Touche LLP, Registered Independent Accounting Firm

(n)(2)*	Consent of RSM US LLP, Registered Independent Accounting Firm

(n)(3)	Consent of Venable LLP (included in Exhibit l)

(n)(4)	Power of Attorney (incorporated by reference to the signature page to original filing of this Registration Statement on Form N-2 on April 10, 2017 (File No. 333-217222))

(r)(1)	Code of Ethics (incorporated by reference to Exhibit 14.1 to the Form 10-K filed on March 29, 2017)

(r)(2)	Code of Ethics of GECM (incorporated by reference to Exhibit 14.2 to the Form 10-K filed on March 29, 2017)

*	Filed herewith